                                  PROSPECTUS

-------------------------------------------------------------------------------

                            MODIFIED SINGLE PREMIUM
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                        (SINGLE LIFE AND SURVIVORSHIP)

-------------------------------------------------------------------------------

                                   ISSUED BY

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                 THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT

           1 Kemper Drive, Long Grove, Illinois 60049 (800) 621-5001

   This Prospectus describes Modified Single Premium Variable Universal Life Insurance Policies (the "Policies") offered by Kemper Investors Life Insurance Company ("we" or "KILICO") for prospective insured persons ages 0-90. This Prospectus describes Policies which provide insurance coverage on the life of one Insured ("Single Life Policies") and Policies which provide insurance on the lives of two Insureds ("Survivorship Policies"). You may pay a significant initial Premium and, subject to certain restrictions, additional Premiums.

   Under the Single Life Policies, when the Insured dies, we will pay a Death Benefit to a Beneficiary specified by you. Under the Survivorship Policies, the Death Benefit is payable upon the second death, as long as the Policy is in force. While the Policy is in force, the Death Benefit is at least the amount shown in the Policy specifications, unless you have loans or the Net Surrender Value is insufficient to pay the monthly expense charges. The Policy does not have a guaranteed minimum Cash Value.

   If you choose a Policy with our No-Lapse Guarantee (Return of Premium Guarantee in New Jersey), while this guarantee is in effect your Policy will never lapse, regardless of changes in Net Surrender Value. Instead, if the Net Surrender Value becomes insufficient to pay the monthly charges, the Death Benefit payable will at least equal your total Premiums paid (less any prior withdrawals of Premium). This guarantee is in effect while you have no outstanding Policy Debt. If you choose a Policy without this guarantee or if this guarantee is not in effect under your Policy, your coverage under the Policy may end if the Net Surrender Value of your Policy becomes insufficient to cover the monthly expense charges.

The Securities and Exchange Commission Has Not Approved or Disapproved of these Securities or Passed upon the Accuracy or Adequacy of this Prospectus. Any Representation to the Contrary is a Criminal Offense.

                  The Date of this Prospectus is May 1, 2001.

   You may allocate and reallocate your Policy's Cash Value among the Subaccounts of the KILICO Variable Separate Account (the "Separate Account"). Each Subaccount invests exclusively in shares of one of the following
Portfolios:

                                           . Scudder Government Securities
 . The Alger American Fund:                   Portfolio (formerly Kemper
 . Alger American Balanced Portfolio         Government Securities)
 . Alger American Leveraged AllCap         . Scudder Growth Portfolio
   Portfolio                                 (formerly Kemper Growth)
 . Credit Suisse Warburg Pincus Trust       . Scudder High Yield Portfolio
  (formerly Warburg Pincus Trust):           (formerly Kemper High Yield)
 . Credit Suisse Warburg Pincus            . Scudder International Research
   Trust-Emerging Markets Portfolio          Portfolio (formerly Kemper
   (formerly Warburg Pincus Emerging         International)
   Markets)                                . Scudder Investment Grade Bond
 . Credit Suisse Warburg Pincus              Portfolio (formerly Kemper
   Trust-Global Post-Venture Capital         Investment Grade Bond)
   Portfolio (formerly Warburg Pincus      . Scudder Money Market Portfolio
   Global Post-Venture Capital)              (formerly Kemper Money Market)
 . Dreyfus Investment Portfolios            . Scudder New Europe Portfolio
  (Initial Share Class):                     (formerly Kemper New Europe)
 . MidCap Stock Portfolio ("Dreyfus        . Scudder Small Cap Growth
   I.P. MidCap Stock Portfolio")             Portfolio (formerly Kemper Small
 . INVESCO Variable Investment Funds,         Cap Growth)
  Inc.:                                    . Scudder Small Cap Value
 . INVESCO VIF-Utilities Portfolio           Portfolio (formerly Kemper Small
 . Scudder Variable Series I*                 Cap Value)
  (formerly Scudder Variable Life          . Scudder Strategic Income
  Investment Fund) (Class A Shares):         Portfolio (formerly Kemper
 . Scudder 21st Century Growth               Strategic Income)
   Portfolio (formerly Scudder VLIF        . Scudder Technology Growth
   21st Century Growth)                      Portfolio (formerly Kemper
 . Scudder Capital Growth Portfolio          Technology Growth)
   (formerly Scudder VLIF Capital          . Scudder Total Return Portfolio
   Growth)                                   (formerly Kemper Total Return)**
 . Scudder Global Discovery Portfolio      . SVS Dreman Financial Services
   (formerly Scudder VLIF Global             Portfolio (formerly KVS Dreman
   Discovery)                                Financial Services)
 . Scudder Growth and Income               . SVS Dreman High Return Equity
   Portfolio (formerly Scudder VLIF          Portfolio (formerly KVS Dreman
   Growth and Income)                        High Return Equity)
 . Scudder Health Sciences Portfolio       . Scudder Dynamic Growth Portfolio
 . Scudder International Portfolio         . SVS Focus Value+Growth Portfolio
   (formerly Scudder VLIF                    (formerly Kemper Value+Growth)
   International)                          . SVS Focused Large Cap Growth
 . Scudder Variable Series II*                Portfolio (formerly KVS Focused
  (formerly Kemper Variable Series):         Large Cap Growth)
 . Scudder Aggressive Growth               . SVS Growth And Income Portfolio
   Portfolio (formerly Kemper                (formerly KVS Growth And Income
   Aggressive Growth)                        Portfolio)
 . Scudder Blue Chip Portfolio             . SVS Growth Opportunities
   (formerly Kemper Blue Chip)               Portfolio (formerly KVS Growth
 . Scudder Contrarian Value Portfolio        Opportunities)
   (formerly Kemper Contrarian Value)      . SVS Index 500 Portfolio
 . Scudder Global Blue Chip Portfolio        (formerly KVS Index 500)
   (formerly Kemper Global Blue Chip)      . SVS Mid-Cap Growth Portfolio
                                           . SVS Strategic Equity Portfolio
                                           . SVS Venture Value Portfolio

   *Effective May 1, 2001, pursuant to a restructuring program, the Scudder Variable Life Investment Fund (Class A shares) and the Kemper Variable Series will be renamed Scudder Variable Series I and Scudder Variable Series II, respectively. The portfolios of the Scudder Variable Series II will be rebranded from Kemper and KVS to Scudder and SVS.

   **Effective April 30, 2001, pursuant to shareholder approval, the Kemper Horizon 5 Portfolio, the Kemper Horizon 10+ Portfolio and the Kemper Horizon 20+ Portfolio merged into the Kemper Total Return Portfolio, and Kemper Total Return Portfolio was renamed Scudder Total Return Portfolio.

   You may obtain more information about these Portfolios by reading the accompanying prospectuses for the Portfolios. Not all of the Subaccounts may be available under your Policy.

   You generally may cancel the Policy and receive a refund by returning it to us within ten days after you receive it. In some states, however, this free-look period may be longer.

   The Policies are modified endowment contracts for federal income tax purposes, except in certain cases as described in "Federal Tax Considerations" beginning on page 34. Accordingly, the death benefit under your Policy generally is not subject to federal income tax, and federal income tax on any growth in your Policy's Cash Value generally is deferred until you withdraw it by taking a loan, partial withdrawal, or other distribution from your Policy during the life of the Insured. In addition, any taxable withdrawal taken before age 59 1/2 will also be subject to an additional ten percent federal penalty tax, with certain exceptions.

   In certain states the Policies may be offered as group policies with individual ownership represented by Certificates. The discussion of Policies in this Prospectus applies equally to Certificates under group policies, unless the context specifies otherwise.

  The Policies and the investments in the Separate Account are not deposits, or obligations of, or guaranteed or endorsed by any bank. The Policies are subject to investment risks, including the possible loss of the principal amount invested. The Policies are not insured by the FDIC, the Federal Reserve Board or any other agency.

  If you already own a variable life insurance policy, it may not be advantageous for you to buy additional coverage or replace your existing policy with the Policy described in this Prospectus.

  This Prospectus is valid only if accompanied by the current prospectuses for the Portfolios listed above. If any of those prospectuses are missing or outdated, please contact us and we will send you the prospectus you need.

  You can find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission ("SEC") at the SEC's website at http://www.sec.gov.

  Please read this Prospectus carefully and retain it for your future reference.

  The Policies may not be available in all states.

TABLE OF CONTENTS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
DEFINITIONS................................................................   1
SUMMARY....................................................................   3
FEES AND EXPENSES..........................................................   8
PURCHASE OF POLICY AND ALLOCATION OF PREMIUMS..............................  12
INVESTMENT OPTIONS.........................................................  15
POLICY BENEFITS AND RIGHTS.................................................  21
CHARGES AND DEDUCTIONS.....................................................  28
GENERAL POLICY PROVISIONS..................................................  32
FEDERAL TAX CONSIDERATIONS.................................................  34
DESCRIPTION OF KILICO AND THE SEPARATE ACCOUNT.............................  38
DISTRIBUTION OF POLICIES...................................................  41
LEGAL PROCEEDINGS..........................................................  41
LEGAL MATTERS..............................................................  42
REGISTRATION STATEMENT.....................................................  42
EXPERTS....................................................................  42
FINANCIAL STATEMENTS.......................................................  42

   This Prospectus Does Not Constitute an Offering in any Jurisdiction in which Such Offering May Not Be Lawfully Made. We Do Not Authorize any Information or Representations Regarding the Offering Described in this Prospectus other than as Based in this Prospectus.

                                  DEFINITIONS

   Please refer to this list for the meaning of the following terms:

   ACCUMULATION UNIT--An accounting unit of measurement which we use to calculate the value of a Subaccount.

   ACCUMULATION UNIT VALUE--The value of an Accumulation Unit determined for a Valuation Period according to the formula stated in your Policy.

   ANNUITY UNIT--An accounting unit of measurement which we use to calculate the amount of variable payments under a settlement option.

   ANNUITY UNIT VALUE--The value of an Annuity Unit determined for a Valuation Period according to the formula stated in your Policy.

   BENEFICIARY(IES)--The person(s) named by you to receive the Death Benefit under the Policy.

   CASH VALUE--The sum of the Separate Account Value plus the Fixed Account Value plus the Loan Account Value.

   DCA FIXED ACCOUNT--The portion of the Cash Value allocated to our general account for purposes of participating in our Dollar Cost Averaging program.

   DEATH BENEFIT--The amount payable to the Beneficiary under the Policy upon the death of the Insured(s), before payment of any unpaid Policy Debt or Policy charges.

   DEDUCTION DAY--The same day in each month as the Effective Date. The day of the month on which the Monthly Deduction is taken from your Cash Value.

   EFFECTIVE DATE--The effective date of insurance coverage under the Policy, as stated in the Policy specifications. It is used to determine Policy Anniversaries, Policy Years and the Deduction Day. If the Effective Date otherwise would be the 29th, 30th or 31st of a month, the Effective Date will be the 28th day of that month.

   FIXED ACCOUNT--The portion of the Cash Value allocated to our general account.

   FIXED ACCOUNT VALUE--The value of the Fixed Account, including the DCA Fixed Account and any initial Premium (plus interest) paid prior to the Issue Date.

   GUIDELINE SINGLE PREMIUM--The "Guideline Single Premium" as defined in
Section 7702 of the Tax Code.

   INSURED--A person whose life is insured under the Policy. Under a Survivorship Policy, there initially are two Insureds.

   INVESTMENT EXPERIENCE FACTOR--The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Investment Experience Factor separately for each Subaccount.

   ISSUE AGE--An Insured's age on his or her most recent birthday before the Effective Date.

   ISSUE DATE--The issue date stated in the Policy specifications. It is the date all requirements for coverage and Premium have been received, and the Policy is approved.

   LOAN ACCOUNT--An account established for amounts transferred from the Subaccounts as security for outstanding Policy Debt.

   LOAN ACCOUNT VALUE--The value of the Loan Account.

   MATURITY DATE--For Single Life Policies, the Policy Anniversary nearest the Insured's 100th birthday. For Survivorship Policies, the Policy Anniversary nearest the younger Insured's 100th birthday.

   MONTHLY DEDUCTION--The amount deducted from the Cash Value on each Deduction Day for the cost of insurance charge, the Administration Charge, the Tax Charge, the Records Maintenance Charge (when due), and the cost of any benefit rider.

   NET SURRENDER VALUE--The Surrender Value minus all outstanding Policy Debt.

   NO-LAPSE GUARANTEE--Our guarantee that, if you have no outstanding Policy Debt, your Policy will never lapse regardless of changes in the Net Surrender Value. If the Net Surrender Value becomes insufficient to cover the monthly charges, however, your Death Benefit may be reduced to equal your total Premiums (less any prior withdrawals of Premium). The No-Lapse Guarantee is not available under all Policies.

   OWNER ("YOU, YOUR, YOURS")--The party(s) named as Owner in the application, unless later changed as provided in the Policy. The Owner, prior to the distribution of any Death Benefit, has the exclusive right to exercise every option and right conferred by the Policy.

   POLICY ANNIVERSARY--The same day and month as the Effective Date for each subsequent year the Policy remains in force.

   POLICY DEBT--The sum of all unpaid Policy Loans and accrued loan interest.

   POLICY YEAR--Each twelve-month period beginning on the Effective Date and each Policy Anniversary.

   PORTFOLIO(S)--The underlying portfolios in which the Subaccounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

   PREMIUM--An amount paid to us as payment for the Policy by you or on your behalf.

   SEC--The United States Securities and Exchange Commission.

   SEPARATE ACCOUNT--KILICO Variable Separate Account, a unit investment trust registered with the SEC under the Investment Company Act of 1940.

   SEPARATE ACCOUNT VALUE--The sum of the Subaccount Values of the Policy on the Valuation Date.

   SPECIFIED AMOUNT--The amount of insurance under your Policy. As of the Effective Date, the Specified Amount is the amount shown on your Policy's specifications page. Thereafter, the Specified Amount is reduced to reflect partial withdrawals.

   SUBACCOUNT--A division of the Separate Account, which invests wholly in shares of one of the Portfolios.

   SUBACCOUNT VALUE--The value of the assets held in a Subaccount.

   SURRENDER VALUE--The Cash Value less any applicable Withdrawal Charge.

   TAX CODE--The Internal Revenue Code of 1986, as amended.

   TRADE DATE--On the Trade Date, we allocate your Cash Value to the Subaccounts and/or the DCA Fixed Account according to your instructions. In some states, the Trade Date is the same as the Issue Date. If your state requires us to return your Premium if you cancel your Policy during the free-look period, the Trade Date will be the Valuation Date which is on or immediately after the fifteenth day after the Issue Date.

   VALUATION DATE--Each business day that applicable law requires us to value the assets of the Separate Account. Currently this is each day that the New York Stock Exchange is open for trading.

   VALUATION PERIOD--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

   WE, OUR, US, KILICO--Kemper Investors Life Insurance Company.

   WITHDRAWAL CHARGE--The surrender charge plus the unamortized state premium tax charge.

                                    SUMMARY

   This section summarizes some of the more important features of your Policy. The Policy is described more fully in the remainder of this Prospectus. Please read this Prospectus carefully. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force, that there is no Policy Debt, and that current federal tax laws apply.

   This Policy is a modified single premium variable universal life insurance policy. The Policy has a Death Benefit, a Cash Value, and other features similar to life insurance policies providing fixed benefits. The Policy permits the Owner to pay a single significant initial Premium and, subject to restrictions, additional Premiums. It is a "variable" Policy because the Cash Value and, in some circumstances, the Death Benefit vary according to the investment performance of the Subaccounts to which you have allocated your Premium. The Cash Value is not guaranteed. This Policy provides you with the opportunity to take advantage of any increase in your Cash Value, but you also bear the risk of any decrease.

   We will issue Policies on the lives of prospective Insureds age 0-90 who meet our underwriting standards. You may purchase a Policy to provide insurance coverage on the life of one Insured ("Single Life Policy") or a Policy to provide insurance coverage on the lives of two Insureds
("Survivorship Policy").

Payment of Premium

   Your initial Premium must equal at least $10,000. You may choose a minimum initial Premium of 90% or 100% of the Guideline Single Premium, based on the initial Specified Amount. If you choose to pay 90% of the Guideline Single Premium, your current cost of insurance charge will be higher and your Policy will not include our No-Lapse Guarantee. You may pay additional Premiums, subject to the restrictions described in this Prospectus. We may refuse to accept any Premium that would cause an increase in the Death Benefit, other than a reinstatement Premium. We will accept any Premium at such time as it would not cause your Policy to lose its status as a life insurance contract under the Tax Code.

Policy Effective Date

   In general, your Policy will be effective and your life insurance coverage under the Policy will begin as of the date we receive your initial Premium, after satisfaction of the applicable underwriting requirements. While your application is in underwriting, if you have paid your initial Premium, we may provide you with temporary life insurance coverage in accordance with the terms of our temporary insurance agreement. This temporary coverage will not exceed $500,000 plus the amount of your initial Premium. We may decline for any lawful reason to accept your initial Premium until the Issue Date.

   You may be eligible to purchase a Policy through simplified underwriting without a medical examination if you meet our simplified underwriting criteria. Simplified underwriting will only be available for Individual Policies and Survivorship Policies involving spouses. Other survivorship cases will be considered on a fully underwritten basis. You are not eligible for simplified underwriting if the Insured is under 35 years old or over 80 years old at the time of application.

   If we approve your application, and you paid all or a portion of your initial Premium prior to the Issue Date, we will credit interest to your Initial Premium at our then current declared rate for the period from the Effective Date to the Issue Date. On the Issue Date, if your state requires us to return your Premium if you cancel your Policy during the free-look period, we will initially allocate your initial Premium (and any interest) to the Scudder Money Market Subaccount. On the Trade Date, we will allocate your Cash Value to the Subaccounts you have selected or to the DCA Fixed Account (if you have selected it for Dollar Cost Averaging). In some states, the Trade Date will be the same as the Issue Date. In other states, however, which require us to return your Premium upon cancellation of your Policy during the free-look period, on the Issue Date we will initially allocate your initial Premium (plus any interest) to the Scudder Money Market Subaccount, and the Trade Date will be the Valuation Date which is on or immediately after the fifteenth day after the Issue Date. We will begin to deduct the Policy charges as of the Effective Date.

   If we reject your application, we will not issue you a Policy. We will return any Premium you have paid, adding interest as and at the rate required in your state. We will not subtract any Policy charges from the amount we refund to you.

Policy Benefits

   Cash Value. The Cash Value of your Policy on any Valuation Date is equal to the sum of the Separate Account Value, the Fixed Account Value (if any), and the Loan Account Value (if applicable). Your Cash Value will depend on the investment performance of the Subaccounts to which you have allocated your Premiums, the amount of interest we credit to the DCA Fixed Account and the Loan Account (if you have any Cash Value in those Accounts), as well as the Premiums paid, partial withdrawals, and charges assessed. We do not guarantee a minimum Cash Value.

   Surrender or Partial Withdrawals. While your Policy is in force, you may surrender it for the Net Surrender Value. We also will deduct the Records Maintenance Charge from your surrender proceeds, if your Cash Value on the Policy Anniversary was less than $50,000. Upon surrender, life insurance coverage under your Policy will end. You may also withdraw part of your Cash Value through a partial withdrawal, subject to the restrictions described in "Partial Withdrawals" beginning on page 23 below. If you take a partial withdrawal, we will reduce the Specified Amount as described in this Prospectus on page 23.

   Withdrawal Charge. If you surrender your Policy, the Withdrawal Charge will equal a percentage of your initial Premium net of all previous withdrawal amounts on which you paid a Withdrawal Charge. You pay a proportionate amount of Withdrawal Charge on partial withdrawals in excess of the free withdrawal amount described below.

   The Withdrawal Charge has two parts: (1) a surrender charge, which is intended to cover our distribution expenses; and (2) an unamortized state premium tax charge, which is intended to cover state premium tax expenses that are not recovered through the Tax Charge. The rate used to determine the Withdrawal Charge depends on the year the surrender or partial withdrawal is made. The maximum Withdrawal Charge is 10% of the initial Premium. It declines to zero percent after the ninth Policy Year, at the rates shown in the table on page 31.

   Free Withdrawals. In each Policy Year, we will waive the Withdrawal Charge for partial withdrawals equal to the greater of:

     1. Ten percent of the Cash Value; or

     2. Earnings not previously withdrawn.

   We will also waive the Withdrawal Charge for qualified medical stays and disability. For more detail see "Amount Payable on Surrender of the Policy" and "Partial Withdrawals" on page 23.

   Policy Loans. You may borrow money from us using your Policy as security for the loan. Each Policy Loan must equal at least $1,000. Your total Policy Loans may not exceed 90% of the Surrender Value of your Policy. In most instances Policy Loans are treated as distributions for Federal tax purposes. Therefore, you may incur tax liabilities if you borrow a Policy Loan. For more detail, see "Policy Loans", beginning on page 22, and "Policies Which Are MECs", on page 36.

   Death Benefits. Under a Single Life Policy, while the Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. Under a Survivorship Policy, we will pay the Death Benefit to the Beneficiary upon the death of the second Insured. While your Policy is in force, the Death Benefit will equal the greater of your Policy's then current Specified Amount and the Cash Value multiplied by a specified percentage, except as provided under "No-Lapse Guarantee" below. Before we pay the Death Benefit, we will subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charges.

No-Lapse Guarantee

   Under our No-Lapse Guarantee, your Policy will never lapse, regardless of changes in the Net Surrender Value as long as you do not have any outstanding Policy Debt at the time the Policy would otherwise lapse. Your Policy will remain in force until payment of the Death Benefit or the Maturity Date, unless you voluntarily surrender your Policy at an earlier date. If your Net Surrender Value is insufficient to cover a Monthly Deduction when due, we will give you a 61-day Grace Period to pay additional Premium. If you do not pay sufficient additional Premium, at the end of the Grace Period your Policy will stay in force but the Death Benefit will be reduced to equal your total Premium payments (less any prior partial withdrawals of Premium). The No-Lapse Guarantee applies to your Policy unless: (a) you paid 90% of the Guideline Single Premium at issue for your Policy or (b) your Policy has outstanding Policy Debt.

Duration of Coverage

   If the No-Lapse Guarantee does not apply to your Policy and your Net Surrender Value is insufficient to cover a Monthly Deduction when due, we will give you a 61-day Grace Period to pay additional Premium. If you do not pay sufficient additional Premium, your Policy will terminate at the end of the Grace Period.

Allocation of Premiums

   When you apply for the Policy, you specify in your application how to allocate your initial Premium among the Subaccounts and/or the DCA Fixed Account. Total allocations must equal 100%. You may allocate all or a portion of your initial Premium to the DCA Fixed Account solely for the purpose of subsequent transfers to the Subaccounts under our Automatic Dollar Cost Averaging Program, as described on pages 14-15.

   On the Issue Date, if your state requires us to return your Premium if you cancel your Policy during the free-look period, we will initially allocate your initial Premium (plus any interest) to the Scudder Money Market Subaccount. Subsequently, on the Trade Date, we will allocate your Cash Value to the Subaccounts and/or the DCA Fixed Account (if you have selected it for Automatic Dollar Cost Averaging) in accordance with your instructions.

Transfers

   You may transfer Cash Value among the Subaccounts while the Policy is in force, by writing to us or calling us at (800) 621-5001. We currently do not charge a transfer fee. We reserve the right to charge a fee of $25 per transfer on each transfer after the first twelve transfers in each Policy Year, excluding transfers under our Automatic Dollar Cost Averaging or Automatic Account Rebalancing Programs.

   The minimum amount that may be transferred is $100 or the remaining value in the Subaccount, if the value that would remain in the Subaccount after the transfer would be less than $500. For more detail, see "Transfer of Cash Value" and "Transfers Authorized by Telephone", on page 14.

   You may also use our Automatic Dollar Cost Averaging program or our Automatic Account Rebalancing program. You may not use both programs at the same time. Under the Automatic Dollar Cost Averaging program, amounts are automatically transferred to the Subaccounts of your choice on a monthly, quarterly, semiannual, or annual basis. For more detail, see "Automatic Dollar Cost Averaging", on pages 14-15.

   Under the Automatic Account Rebalancing program, you periodically can readjust the percentage of your Cash Value allocated to each Subaccount to maintain a pre-set level. Investment results will shift the balance of your Cash Value allocations. If you elect Automatic Account Rebalancing, we periodically transfer your Cash Value back to the specified percentages annually, semiannually, quarterly, or at your request. For more detail, see "Automatic Account Rebalancing", on page 15.

The Separate Account

   You can allocate and reallocate your Cash Value among the Subaccounts, each of which in turn invests in a single Portfolio. Under the Policy, the Separate Account currently invests in the following Portfolios:

    . The Alger American Fund:
     . Alger American Balanced
       Portfolio
     . Alger American Leveraged AllCap Portfolio

    . Credit Suisse Warburg Pincus Trust (formerly Warburg Pincus Trust):
     . Credit Suisse Warburg Pincus Trust-Emerging Markets Portfolio
       (formerly Warburg Pincus Emerging Markets)
     . Credit Suisse Warburg Pincus Trust-Global Post-Venture Capital
       Portfolio (formerly Warburg Pincus Global Post-Venture Capital)

    . Dreyfus Investment Portfolios (Initial Share Class):
     . Dreyfus I.P. MidCap Stock
       Portfolio

    . The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share
      Class)

    . INVESCO Variable Investment Funds, Inc.:
     . INVESCO VIF-Utilities Portfolio

    . Scudder Variable Series I (formerly Scudder Variable Life Investment
      Fund) (Class A Shares):
     . Scudder 21st Century Growth Portfolio (formerly Scudder VLIF 21st
       Century Growth)
     . Scudder Capital Growth Portfolio (formerly Scudder VLIF Capital
       Growth)
     . Scudder Global Discovery Portfolio (formerly Scudder VLIF Global
       Discovery)
     . Scudder Growth and Income Portfolio (formerly Scudder VLIF Growth and Income)
     . Scudder Health Sciences Portfolio
     . Scudder International Portfolio (formerly Scudder VLIF
       International)

    . Scudder Variable Series II (formerly Kemper Variable Series):
     . Scudder Aggressive Growth Portfolio (formerly Kemper Aggressive
       Growth)
     . Scudder Blue Chip Portfolio (formerly Kemper Blue Chip)
     . Scudder Contrarian Value Portfolio (formerly Kemper Contrarian
       Value)
     . Scudder Global Blue Chip Portfolio (formerly Kemper Global Blue
       Chip)
     . Scudder Government Securities Portfolio (formerly Kemper Government
       Securities)
     . Scudder Growth Portfolio (formerly Kemper Growth)
     . Scudder High Yield Portfolio (formerly Kemper High Yield)
     . Scudder International Research Portfolio (formerly Kemper
       International)
     . Scudder Investment Grade Bond Portfolio (formerly Kemper Investment
       Grade Bond)
     . Scudder Money Market Portfolio (formerly Kemper Money Market)
     . Scudder New Europe Portfolio (formerly Kemper New Europe)
     . Scudder Small Cap Growth Portfolio (formerly Kemper Small Cap
       Growth)
     . Scudder Small Cap Value Portfolio (formerly Kemper Small Cap Value) . Scudder Strategic Income Portfolio (formerly Kemper Strategic
       Income)
     . Scudder Technology Growth Portfolio (formerly Kemper Technology
       Growth)
     . Scudder Total Return Portfolio (formerly Kemper Total Return)
     . SVS Dreman Financial Services Portfolio (formerly KVS Dreman
       Financial Services)
     . SVS Dreman High Return Equity Portfolio (formerly KVS Dreman High
       Return Equity)
     . SVS Dynamic Growth Portfolio
     . SVS Focus Value+Growth Portfolio (formerly Kemper Value+Growth)
     . SVS Focused Large Cap Growth Portfolio (formerly KVS Focused Large
       Cap Growth)
     . SVS Growth And Income Portfolio (formerly KVS Growth And Income)
     . SVS Growth Opportunities Portfolio (formerly Kemper Growth
       Opportunities)
     . SVS Index 500 Portfolio (formerly Kemper KVS Index 500)
     . SVS Mid-Cap Growth Portfolio
     . SVS Strategic Equity Portfolio
     . SVS Venture Value Portfolio

   Each Portfolio holds its assets separate from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies, which are described in the accompanying prospectuses for the Portfolios.

Charges

   Charges assessed on the Subaccounts. On each Valuation Date, we deduct a Mortality and Expense Risk Charge from the Separate Account. The Mortality and Expense Charge equals an annual rate of .90% of average daily net assets, and is intended to compensate us for expenses incurred and certain mortality and expense risks assumed under the Policies. See "Mortality and Expense Risk Charge" on page 28 below.

   Monthly Deduction. We also deduct a Monthly Deduction from your Cash Value. The Monthly Deduction consists of the cost of insurance charge, the Administration Charge, the Tax Charge and the cost of any benefit rider. We also deduct the Records Maintenance Charge on each Policy Anniversary, if your Policy's Cash Value was less than $50,000 on the Policy Anniversary. The cost of insurance charge covers our anticipated mortality costs. If your Initial Premium is more than $2,500,000, your cost of insurance charges may be lower. The Administration Charge is intended to compensate us for some of our administrative costs under the Policy. The Tax Charge covers state premium tax expenses under the Policies and certain federal tax liabilities resulting from our receipt of Premiums under the Policies, as required by law. The Records

Maintenance Charge reimburses us for certain administrative costs associated with the Policies. See "Monthly Deduction", on pages 29-30 below.

   Withdrawal Charge. We impose a Withdrawal Charge to cover a portion of our premium tax expenses and a portion of the sales expenses we incur in distributing the Policies. These sales expenses include agents' commissions, advertising, and the printing of Prospectuses. See "Withdrawal Charge" on page 4 above and in "Withdrawal Charge" on page 30 below.

   Transfer Fee. We currently do not charge a transfer fee. Under the Policy, however, we reserve the right to charge a fee of $25 per transfer on each transfer in excess of twelve transfers in a single Policy Year, excluding Automatic Account Rebalancing and Automatic Dollar Cost Averaging transfers. See "Transfer Fee" on page 31 below.

   The charges assessed under the Policy are summarized in the table entitled "Policy Charges and Deductions" on pages 8-9 below, and described in more detail in "Charges and Deductions", beginning on page 28.

   In addition to our charges under the Policy, each Portfolio deducts amounts from its assets to pay its investment advisory fee and other expenses. The prospectuses for the Portfolios describe their respective charges and expenses in more detail. We may receive compensation from the investment advisers or administrators of the Portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. We also may receive fees from the Portfolios to assist us in distributing the Policies.

Tax Treatment Under Current Federal Tax Law

   Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

   In most circumstances, your Policy will be considered a "modified endowment contract", which is a form of life insurance contract under the Tax Code. Special rules govern the tax treatment of modified endowment contracts. Under current tax law, death benefit payments under modified endowment contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and Policy Loans, however, are treated differently. Amounts withdrawn and Policy Loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. Also, an additional ten percent federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. For more information on the tax treatment of the Policy, see "Federal Tax Considerations", beginning on page 34, and consult your tax adviser.

Free-Look Period

   In most states, you may cancel your Policy by returning it to us no later than ten days after you receive it. In other states, however, this free-look period may be longer, as provided by state law. If you return your Policy, the Policy terminates and, in some states, we will pay you an amount equal to your Premium (less any Policy Debt). In some other states, however, we will return your Cash Value. Since state laws differ as to the consequences of returning a Policy, you should refer to your Policy for specific information about your circumstances.

Illustration of How Policy Values Change with Experience

   At your request we will furnish you with a free, personalized illustration of Cash Value, Surrender Value and Death Benefit. The illustration will be personalized to reflect the proposed Insureds' age, sex, underwriting classification, proposed initial Premium, and any available riders requested. The illustrated Cash Value, Surrender Value and Death Benefit will be based on certain hypothetical assumed rates of return for the Separate Account. Your actual investment experience probably will differ, and as a result the actual values under the Policy at any time may be higher or lower than those illustrated. The personalized illustrations will follow the methodology and format of the hypothetical illustrations that we filed with the SEC in the registration statement.

                               FEES AND EXPENSES

   The following tables are designed to help you understand the fees and expenses that you bear, directly or indirectly, as a Policy Owner. The first table describes the Policy charges and deductions you directly bear under the Policy. The second table describes the fees and expenses of the Portfolios that you bear indirectly when you purchase a Policy. (See "Charges and Deductions", beginning on page 28).

                         Policy Charges and Deductions

Charges Deducted from the Separate Account:

Mortality and Expense Risk Charge:         0.90% of average daily net
                                           assets(1)

Federal Income Tax Charge:                 Currently none(2)

Charges Deducted from Cash Value:(3)

Monthly Cost of Insurance Charge:          Current: The lower of: (i) the
                                           product of the applicable current
                                           asset-based cost of insurance
                                           charge times the Cash Value on the
                                           Deduction Day (4); and (ii) the
                                           product of the applicable
                                           guaranteed cost of insurance rate
                                           times the net amount at risk.

                                           If your initial Premium is no more
                                           than $2,500,000 and you paid 100%
                                           of the Guideline Single Premium,
                                           the current asset-based rate for
                                           Single Life Policies for the
                                           Standard (NT) (5) rate class is
                                           0.55% annually of Cash Value for
                                           the first ten Policy Years and
                                           0.25% thereafter and the rate for
                                           Survivorship Policies, when both
                                           insureds are in the Standard (NT)
                                           rate class, is 0.45% for the first
                                           ten Policy Years and 0.20%
                                           thereafter.

                                           If your initial Premium is more
                                           than $2,500,000 and you paid 100%
                                           of the Guideline Single Premium,
                                           the current asset-based rate for
                                           Single Life Policies for the
                                           Standard (NT) rate class is 0.25%
                                           for the first ten Policy Years and
                                           0.10% thereafter and the rate for
                                           Survivorship Policies, when both
                                           insureds are in the Standard (NT)
                                           rate class, is 0.20% for the first
                                           ten Policy Years and 0.10%
                                           thereafter.

                                           Guaranteed: Ranges from $.06 per
                                           $1,000 of net amount at risk to
                                           $83.33 per $1,000 of net amount at
                                           risk(6).

Administration Charge(7)                   0.35% annually of monthly Cash
                                           Value for Policy Years 1-10

                                           0.25% annually of monthly Cash
                                           Value for Policy Years 11 and
                                           later

Tax Charge(7)                              0.40% annually of the monthly Cash
                                           Value for Policy Years 1-10

                                           0.00% for Policy Years 11 and
                                           later

Records Maintenance Charge(8)
                                           $30.00 per year, deducted
                                           annually, if your Cash Value is
                                           less than $50,000 on the most
                                           recent Policy Anniversary.

Transaction Charges:

Transfer Fee:(9)                           Currently none

Maximum Withdrawal Charge:(10)             10% of the initial Premium
---------
 (1) Deducted each Valuation Period at a rate equivalent to the effective annual rate shown, multiplied by the Separate Account Value on the relevant Valuation Date, times the number of days in the relevant Valuation Period. No mortality and expense risk charge is deducted from the Scudder Money Market II Subaccount, which is only available for Automatic Dollar Cost Averaging that will deplete the owner's Subaccount Value by the end of the first Policy Year.
 (2) We currently do not assess a charge for federal income taxes that may be attributed to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Deductions", beginning on page 28.
 (3) Assessed monthly, allocated pro rata among all active Subaccounts and the DCA Fixed Account.
 (4) The asset-based cost of insurance rate differs depending on Policy type and history of tobacco use of the Insured(s). The current asset-based cost of insurance rates also reflect whether you pay 90% or 100% of the Guideline Single Premium at issue (based on the initial Specified Amount). The asset-based rates that we set will reflect our expectations as to mortality experience under the Policies and other relevant factors, such that the aggregate actual cost of insurance charges paid under the Policies will compensate us for our aggregate mortality risks under the Policies. In our discretion, we may change the asset-based rate used in the current cost of insurance formula. Even if we change the asset-based rate, you will never be charged more than the amount determined using the guaranteed cost of insurance tables in your Policy. For further explanation, see "Charges and Deductions--Monthly Deduction--Cost of Insurance Charge", on pages 29-30.
 (5) The Standard (NT) rate class is our best rate class for Insureds who have not used tobacco of any kind within the past 36 months.
 (6) The guaranteed cost of insurance charges are based on attained age, sex, and history of tobacco use of the Insured(s). The net amount at risk is the difference between the Death Benefit and the Cash Value. See "Charges and Deductions--Monthly Deduction--Cost of Insurance Charge", on pages 29-30.
 (7) Deducted monthly in an amount equal to the annual rate shown, multiplied by the total Cash Value, including the Loan Account Value, on the relevant Deduction Day. The Administration Charge covers certain of our administrative expenses in connection with the Policies. The Tax Charge covers a portion of our state premium tax expense and certain federal income tax liability associated with the receipt of Premium.
 (8) The Records Maintenance Charge is deducted annually on each Policy Anniversary. If you surrender your Policy during a Policy Year, we will deduct the Records Maintenance Charge from your surrender proceeds.
 (9) We currently do not charge a transfer fee. Under the Policy, we reserve the right in the future to charge a transfer fee of $25 on each transfer after the first twelve transfers each Policy Year, excluding transfers under our Automatic Dollar Cost Averaging and Automatic Account Rebalancing Programs.
(10) This charge only applies upon withdrawals of the initial Premium. It does not apply to withdrawals of any additional Premiums paid under a Policy. The Withdrawal Charge declines to zero percent after the ninth Policy Anniversary. It is imposed to cover a portion of our premium tax expenses and the sales expenses incurred by us in distributing the Policies. In any Policy Year, we will not charge any Withdrawal Charge on that portion of your withdrawals equal to the greater of (a) ten percent of the Cash Value, less any prior free partial withdrawal since the most recent Policy Anniversary, or (b) earnings not previously withdrawn. See "Charges and Deductions--Withdrawal Charge", on pages 30-31.

                              Portfolio Expenses
(As a percentage of average net assets for the period ended December 31, 2000) (total expense figures shown in column titled "Total Portfolio Annual Expenses
                               (Net)" are after
   fee waivers or reductions and expense reimbursements, as indicated in the notes)

                                                               Total Portfolio Total Portfolio
                                    Management Total Portfolio Annual Expenses Annual Expenses
Portfolio                              Fees    Other Expenses      (Gross)          (Net)
---------                           ---------- --------------- --------------- ---------------
Alger American Balanced...........     0.75%        0.13%           0.88%           0.88%
Alger American Leveraged AllCap...     0.85%        0.05%           0.90%           0.90%
Credit Suisse Warburg Pincus
 Trust-Emerging Markets (1).......     1.25%        0.44%           1.69%           1.40%
Credit Suisse Warburg Pincus
 Trust-Global Post-Venture Capital
 (1)..............................     1.25%        0.28%           1.53%           1.40%
Dreyfus I.P. MidCap Stock (2).....     0.75%        0.29%           1.04%           1.00%
The Dreyfus Socially Responsible
 Growth Fund, Inc.................     0.75%        0.03%           0.78%           0.78%
INVESCO VIF-Utilities Fund
 (11)(12).........................     0.60%        0.81%           1.41%           1.22%
Scudder 21st Century Growth (3)...     0.88%        0.47%           1.35%           1.35%
Scudder Capital Growth............     0.46%        0.03%           0.49%           0.49%
Scudder Global Discovery (3)(4)...     0.98%        0.30%           1.28%           1.25%
Scudder Growth and Income.........     0.48%        0.08%           0.56%           0.56%
Scudder Health Sciences (5).......     0.75%        0.20%           0.95%           0.95%
Scudder International.............     0.82%        0.14%           0.96%           0.96%
Scudder Aggressive Growth (6)(7)..     0.75%        0.19%           0.94%           0.94%
Scudder Blue Chip (6).............     0.65%        0.06%           0.71%           0.71%
Scudder Contrarian Value (6)......     0.75%        0.05%           0.80%           0.80%
Scudder Global Blue Chip
 (4)(6)(7)........................     1.00%        0.76%           1.76%           1.56%
Scudder Government Securities (7).     0.55%        0.05%           0.60%           0.60%
Scudder Growth....................     0.60%        0.05%           0.65%           0.65%
Scudder High Yield................     0.60%        0.08%           0.68%           0.68%
Scudder International Research....     0.75%        0.09%           0.84%           0.84%
Scudder Investment Grade Bond
 (6)(7)...........................     0.60%        0.07%           0.67%           0.67%
Scudder Money Market..............     0.50%        0.08%           0.58%           0.58%
Scudder New Europe (4)(6)(7)......     1.00%        1.62%           2.62%           1.12%
Scudder Small Cap Growth..........     0.65%        0.07%           0.72%           0.72%
Scudder Small Cap Value (6)(7)....     0.75%        0.06%           0.81%           0.81%
Scudder Strategic Income
 (6)(7)(8)........................     0.65%        0.42%           1.07%           1.05%
Scudder Technology Growth (6).....     0.75%        0.07%           0.82%           0.82%
Scudder Total Return..............     0.55%        0.06%           0.61%           0.61%
SVS Dreman Financial Services
 (6)(7)...........................     0.75%        0.15%           0.90%           0.90%
SVS Dreman High Return Equity
 (6)(7)...........................     0.75%        0.09%           0.84%           0.84%
SVS Dynamic Growth (6)(9).........     1.00%        0.30%           1.30%           1.30%
SVS Focus Value+Growth (6)........     0.75%        0.06%           0.81%           0.81%
SVS Focused Large Cap Growth
 (6)(4)(7)........................     0.95%        0.36%           1.31%           1.15%
SVS Growth And Income (6)(7)(10)..     0.95%        0.14%           1.09%           1.09%
SVS Growth Opportunities (6)(10)..     0.95%        0.11%           1.06%           1.06%
SVS Index 500(4)(6)(7).................0.44%.....   0.43%           0.87%           0.55%
SVS Mid-Cap Growth (6)(9).........     1.00%        0.30%           1.30%           1.30%
SVS Strategic Equity (6)(9).......     0.95%        0.20%           1.15%           1.15%
SVS Venture Value (6)(9)..........     0.95%        0.20%           1.15%           1.15%

---------
 (1) The expense figures shown are for fiscal year ended December 31, 2000. Taking into effect certain fee waivers or reductions from the Portfolios' investment adviser and its affiliates, Management Fees and Total Portfolio Other Expenses for the Portfolios for the fiscal year ended December 31, 2000 were: 1.09%, and 0.31%, respectively, for the Emerging Markets Portfolio; and 1.14% and 0.26%, respectively, for the Global Post-Venture Capital Portfolio. Fee waivers and expense reimbursements may be discontinued at any time. The Total Portfolio Annual Expense (Net) figures set forth in the table above reflect the effect of the fee waiver and expense reduction arrangements described above.
 (2) The expenses shown are for the Initial Share Class for the fiscal year ended December 31, 2000. Taking into effect the portfolio advisor's waiver of fees or reimbursement of expenses for such fiscal year, the

   Management Fee, Other Expenses and Total Portfolio Annual Expenses for December 31, 2000 for the Dreyfus I.P. MidCap Stock Portfolio were, as a percentage of assets: 0.75%, 0.25% and 1.00%, respectively. For the fiscal year ended December 31, 2000, Dreyfus further reimbursed the Portfolio for other expenses so that the total annual Portfolio operating expenses for the Initial Share Class was 0.98% instead of 1.00%. This additional expense reimbursement was voluntary and the expense information provided in the table has been restated to reflect the amount the fees would have been without such voluntary reimbursement. The Dreyfus Corporation has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the Portfolio so that the expenses of the Initial Share Class (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) do not exceed 1.00%.
 (3) Pursuant to their respective agreements with Scudder Variable Series I, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names: Scudder Global Discovery Portfolio (1.25%), Scudder 21st Century Growth Portfolio (1.50%) and Scudder Health Sciences Portfolio (0.95%).
 (4) The expense figures shown are for fiscal year ended December 31, 2000. Taking into effect certain fee waivers or reductions from the Portfolio's investment manager, Management Fees and Total Portfolio Other Expenses for the Portfolios for the fiscal year ended December 31, 2000 were:
     0.95% and 0.30%, respectively, for the Scudder Global Discovery Portfolio; 0.85% and 0.71%, respectively, for the Scudder Global Blue Chip Portfolio; 0.00% and 1.12%, respectively, for the Scudder New Europe Portfolio; 0.95% and 0.20%, respectively, for the SVS Focused Large Cap Growth Portfolio; and 0.34% and 0.21%, respectively, for the SVS Index 500 Portfolio. The Total Portfolio Annual Expense (Net) figures set forth in the table above reflect the effect of the fee waiver and expense reduction arrangements described above.
 (5) The Scudder Health Sciences Portfolio became effective and commenced operations May 1, 2001. Therefore, Other Expenses are annualized. Actual expenses may be greater or less than shown.
 (6) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names: SVS Dynamic Growth (1.30%), SVS Mid-Cap Growth (1.30%), SVS Strategic Equity (1.15%), SVS Venture Value (1.15%), SVS Dreman High Return Equity (0.87%), SVS Focus Value+Growth (0.84%), SVS Focused Large Cap Growth (1.15%), SVS Dreman Financial Services (0.99%), SVS Growth Opportunities (1.15%), SVS Growth And Income (1.15%), Scudder Aggressive Growth (0.95%), Scudder Technology Growth (0.95%), Scudder Contrarian Value (0.80%), Scudder Small Cap Value (0.84%), Scudder Investment Grade Bond (0.80%), Scudder Strategic Income (1.05%), Scudder Blue Chip (0.95%), SVS Index 500 (0.55%), Scudder New Europe (1.12%) and Scudder Global Blue Chip (1.56%). In addition, for Scudder New Europe and Scudder Global Blue Chip, the investment manager has agreed to limit its management fees to 0.70% and 0.85%, respectively of such Portfolios for one year, commencing May 1, 2001.
 (7) "Other Expenses" have been restated to exclude reorganization costs.
 (8) The expense figures shown are for fiscal year ended December 31, 2000. Taking into effect certain fee waivers or reductions from the Portfolio's investment manager, Management Fees and Total Portfolio Other Expenses for the Scudder Strategic Income Portfolio for the fiscal year ended December 31, 2000 were 0.65% and 0.40%, respectively. The Total Portfolio Annual Expense (Net) figures set forth in the table above reflect the effect of the fee waiver and expense reduction arrangements described above. Due to a new management agreement, the management fee of Scudder Strategic Income has been restated to 0.65%.
 (9) Portfolios became effective and commenced operations on May 1, 2001. Therefore, other expenses are annualized. Actual expenses may be greater or less than shown.
(10) SVS Growth Opportunities and SVS Growth And Income are only available under Contracts issued on or after May 1, 2000.
(11) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because its custodian fees were reduced under an expense offset arrangement.
(12) Certain expenses of the Fund were voluntarily absorbed by INVESCO pursuant to a commitment to the Fund and INVESCO. This commitment may be changed at any time following the consultation of the Board of Directors. After absorption, the Fund's Management Fees and Total Portfolio Other Expenses were 0.60%, 0.62%, respectively.

                 PURCHASE OF POLICY AND ALLOCATION OF PREMIUMS

Application for a Policy

   You may apply to purchase a Policy by submitting a written application to us through one of our authorized agents. We will issue Policies to insure people who are 90 years of age or younger. When you apply for a Policy, we will require you to submit evidence of insurability satisfactory to us. If we do not issue a Policy to you, we will return your Premium to you.

   In general, we will deliver your Policy only when (1) we have received your initial Premium and (2) we have determined that your application meets our underwriting requirements. If you are paying Premium from more than one source, we will not issue your Policy until all Premium has been received. The Effective Date will be the effective date of insurance coverage under your Policy. We use the Effective Date to determine Policy Anniversaries, Policy Years, and Deduction Days. The Effective Date usually will be the date when we have received your initial Premium, after satisfaction of the applicable underwriting requirements.

   We will not accept your initial Premium with your application if it exceeds our then-current limit. In other cases, you may choose to pay the initial Premium with your application. If you did not submit your initial Premium with your application, we will require you to pay your entire Premium before we place your insurance in force.

   Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this Prospectus due to individual state requirements are described in supplements which are attached to this Prospectus or in endorsements to the Policy, as appropriate.

   Simplified Underwriting. Under our current underwriting rules, which we may change when and as we decide, proposed Insureds are eligible for simplified underwriting without a medical examination, if the application responses and requested initial Premium meet our simplified underwriting standards. Simplified underwriting is not available if the initial Premium exceeds the limits set in our simplified underwriting standards. For Survivorship Policies, simplified underwriting is available only when the proposed Insureds are husband and wife; both Insureds must meet our simplified underwriting requirements. Simplified underwriting limits may vary by state.

   Standard Underwriting. If you are not eligible for simplified underwriting, we will process your application in accordance with our customary underwriting requirements. While your application is in underwriting, if you have paid your initial Premium we may provide you with temporary life insurance coverage in accordance with the terms of our temporary insurance agreement. Any temporary coverage may not exceed $500,000 plus the amount of your initial Premium. If you did not pay your Premium with your application, we will require you to pay your entire Premium before we place your insurance in force. If you pay Premium through more than one source, e.g., through the rollover of another policy, we will not place your Policy in force until all Premium has been received.

   If we approve your application, you will earn interest and/or investment return on your Premium from the Effective Date. We will also begin to deduct the Policy charges as of the Effective Date.

   If we reject your application, we will not issue you a Policy. We will return any Premium you have paid, adding interest as and at the rate required in your state. We will not subtract any Policy charges from the amount we refund to you.

Premiums

   You must pay an initial Premium to purchase a Policy. You may choose a minimum initial Premium of 90% or 100% of the Guideline Single Premium for your Policy's initial Specified Amount. Your choice will affect your current cost of insurance charge. In addition, if you choose to pay 90%, your Policy will not include our No-Lapse Guarantee. Under either option, the minimum initial Premium is $10,000. We may waive or change this minimum.

   You may pay additional Premiums at any time and in any amount necessary to avoid termination of your Policy. In addition, we will accept any additional Premium at such time as it would not disqualify your Policy as a life insurance contract under the Tax Code. If you wish to repay Policy Debt (if any), you must send written instructions with your payment; otherwise, we will treat any payment received from you as additional Premium.

Allocation of Premiums

   If you pay all or a portion of your initial Premium prior to the Issue Date, we will initially allocate your payment to our Fixed Account. If we approve your application, we will credit interest to that amount at an effective rate of not less than 3% annually for the period from the Effective Date to the Issue Date.

   On the Issue Date, if your state requires us to return your Premium if you cancel your Policy during the free-look period, we will initially allocate your initial Premium (and any interest) to the Scudder Money Market Subaccount. Subsequently, on the Trade Date, we will allocate your Cash Value to the Subaccounts and/or the DCA Fixed Account (if you have selected it for Automatic Dollar Cost Averaging) in accordance with your instructions. The Trade Date will occur on the Valuation Date on or next following fifteen (15) days after the Issue Date.

   In other states, on the Issue Date we will allocate your initial Premium according to your instructions, because the Trade Date will be the same as the Issue Date.

   You must specify your allocation percentages in your Policy application. The total allocation must equal 100%. We will allocate your subsequent Premiums in those proportions, until you give us new allocation instructions. You may change your allocation instructions orally or in writing. Your initial allocation to a Subaccount must equal at least $500. You may not allocate your Cash Value to more than 30 Subaccounts at one time. You may not allocate Premiums to the DCA Fixed Account after the initial Premium.

   We generally will allocate your additional Premiums to the Subaccounts as of the date your Premium is received in our Home Office. We may refuse to accept any Premium that would cause an increase in the Death Benefit, other than a reinstatement Premium. We will make all valuations in connection with the Policy, other than the initial Premium and other Premium payments requiring underwriting, on the date a Premium is received or your request for other action is received at our Home Office, if that date is a Valuation Date, or on the next succeeding Valuation Date.

Cash Value

   Your Cash Value on any Valuation Date is the sum of the value of your interest in the Subaccounts you have chosen, your Fixed Account Value (if any), plus your Loan Account Value (if any). Your Cash Value may increase or decrease daily to reflect the performance of the Subaccounts you have chosen, the addition of interest credited to the Loan Account and the Fixed Account, the addition of Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Cash Value.

   On the Effective Date, your Cash Value will equal the initial Premium less the Monthly Deduction for the first Policy Month.

   The Separate Account Value equals the sum of the Subaccount Values, each of which equals:

    a. The total value of your Accumulation Units in the Subaccount; plus

    b. Any Premium received and allocated to the Subaccount during the current Valuation Period; plus

    c. Any amount transferred to the Subaccount during the current Valuation Period; minus

    d. The pro-rata portion of any Monthly Deduction charged to the Subaccount when the Valuation Period includes a Deduction Day; minus

    e. Any amount transferred from the Subaccount during the current Valuation Period; minus

    f. Any amount withdrawn from the Subaccount during the current Valuation Period; minus

    g. Any amount loaned from the Subaccount during the current Valuation
       Period.

Accumulation Unit Value

   The Accumulation Unit Value for each Subaccount will vary to reflect the investment experience of the corresponding Portfolio and the deduction of certain expenses. We will determine the Accumulation Unit Value for each Subaccount on each Valuation Date. A Subaccount's Accumulation Unit Value for a particular Valuation Date will equal the Subaccount's Accumulation Unit Value on the preceding Valuation Date multiplied by the Investment Experience Factor for that Subaccount for the Valuation Period then ended.

   The Investment Experience Factor for each Subaccount is (1) divided by (2) minus (3), where:

    (1) is the sum of (a) the net asset value per share of the corresponding Portfolio at the end of the current Valuation Period plus (b) the per share amount of any dividend or capital gains distribution by that Portfolio, if the "ex-dividend" date occurs in that Valuation Period; plus or minus (c) a credit or charge for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Subaccount;

    (2) is the net asset value per share of the corresponding Portfolio at the end of the last prior Valuation Period; and

    (3) is the factor representing the Mortality and Expense Risk Charge.

   You should refer to the prospectuses for the Portfolios which accompany this Prospectus for a description of how the assets of each Portfolio are valued, since that determination directly affects the investment experience of the corresponding Subaccount and, therefore, your Cash Value.

Transfer of Cash Value

   While the Policy is in force before the Maturity Date, you may transfer Cash Value among the Subaccounts in writing or by telephone. We currently do not charge a transfer fee. However, under the Policy we reserve the right to charge a fee of $25 for each transfer in excess of twelve per Policy Year, excluding transfers under our Automatic Dollar Cost Averaging and Automatic Account Rebalancing Programs. You may not transfer Cash Value to the DCA Fixed Account.

   The minimum amount that may be transferred from a single Subaccount is $100, or the remaining value in the Subaccount, if the value that would remain in the Subaccount after the transfer would be less than $500. We reserve the right to waive or change these minimums.

   As a general rule, we only make transfers on days when the New York Stock Exchange ("NYSE") is open for business. If we receive your request on one of those days, we will make the transfer that day. Otherwise, we will make the transfer on the first subsequent day on which the NYSE is open. Transfers pursuant to an Automatic Dollar Cost Averaging or Automatic Account Rebalancing program will be made at the intervals you have selected in accordance with the procedures and requirements we establish. We may suspend, modify, or terminate the transfer provisions.

Transfers Authorized by Telephone

   You may make transfers by telephone, if you so advise us in writing on our authorized forms. The cut off time for telephone transfer requests is 3:00 p.m. Central time. Timely requests will be processed on that day at that day's price. If we receive your request after 3:00 p.m. Central time, we will process your request at the next day's price.

   We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

Automatic Dollar Cost Averaging

   Under our Automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount monthly, quarterly, semiannually, or annually to the Subaccounts of your choice in accordance with the procedures and requirements we establish. The transfers will continue until you instruct us to stop, or until your chosen source of transfer payments is exhausted. The minimum Automatic Dollar Cost Averaging transfer is $100 per transfer. Upon early termination of your Automatic Dollar Cost Averaging program, we will allocate the remaining amount from your source account to the Subaccounts in accordance with your instructions in our files, unless you have given us new instructions.

   You may make Automatic Dollar Cost Averaging transfers from any Subaccount. At issue, you may choose to allocate some or all of your initial Premium to the Scudder Money Market II Subaccount or to the DCA Fixed Account, for purposes of participating in the Automatic Dollar Cost Averaging Program. Amounts allocated to the Scudder Money Market II Subaccount or the DCA Fixed Account must be transferred to other Subaccounts by the first Policy Anniversary.

   The Scudder Money Market II Subaccount invests in the Scudder Money Market Portfolio. However, the Mortality and Expense Risk Charge is not charged to this Subaccount.

   We offer two DCA Fixed Account options in connection with the Automatic Dollar Cost Averaging Program: a six-month option and a twelve-month option. Amounts designated for one of these options will be transferred to the Subaccounts within six months or twelve months of the Effective Date, as appropriate. Until they are transferred, they will accrue interest at the rate we declare. We may declare different rates for the six-month and the twelve-month options. In our discretion, we may change the DCA Fixed Account options that we offer under the Policy. For more information, see "The DCA Fixed Account".

   Your request to participate in this program will be effective when we receive your completed application at our Home Office. Call or write us for a copy of the application and additional information concerning the program. You may not use Automatic Dollar Cost Averaging and Automatic Account Rebalancing at the same time. We may change, terminate, limit or suspend Automatic Dollar Cost Averaging at any time.

   The theory of automatic dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount will purchase more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program; nor will it prevent or necessarily reduce losses in a declining market. Moreover, other investment programs may not work in concert with Automatic Dollar Cost Averaging. Therefore, you should monitor your use of these programs, as well as other transfers or withdrawals, while Automatic Dollar Cost Averaging is being used.

Automatic Account Rebalancing

   Automatic Account Rebalancing allows you to readjust the percentage of your Cash Value allocated to each Subaccount to maintain a pre-set level. Over time, the variations in each Subaccount's investment results will shift the balance of your Cash Value allocations. Under the Automatic Account Rebalancing feature, we periodically will transfer your Cash Value, including new Premiums (unless you specify otherwise), back to the percentages you specify in accordance with the procedures and requirements we establish. You may select the Subaccounts to include in an Automatic Account Rebalancing program.

   You may request Automatic Account Rebalancing when you apply for your Policy or by submitting a completed written request to us at our Home Office. You may not use Automatic Account Rebalancing and Automatic Dollar Cost Averaging at the same time. We may change, terminate, limit or suspend Automatic Account Rebalancing at any time. Please call or write us for a copy of the request form and additional information concerning Automatic Account Rebalancing.

   Automatic Account Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Cash Value allocated to the better performing segments. Other investment programs may not work in concert with Automatic Account Rebalancing. Therefore, you should monitor your use of these programs, as well as other transfers or withdrawals, while Automatic Account Rebalancing is being used. We may change, terminate, limit or suspend Automatic Account Rebalancing at any time.

                              INVESTMENT OPTIONS

Separate Account Investments: the Portfolios.

   Each of the Subaccounts invests in the shares of one of the Portfolios. Each Portfolio is an open-end management investment company or a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). We briefly describe the Portfolios below. You should read the current prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a prospectus for a Portfolio, contact us and we will send you a copy.

   Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income, gains, and losses of one Portfolio have no effect on the investment performance of any other Portfolio.

   The Portfolios which currently are the permissible investments of the Separate Account under this Policy are the following registered investment companies or separate series thereof:

    . The Alger American Fund

    . Credit Suisse Warburg Pincus Trust (formerly Warburg Pincus Trust)

    . Dreyfus Investment Portfolios

    . The Dreyfus Socially Responsible Growth Fund, Inc.

    . INVESCO Variable Investment Funds, Inc.

    . Scudder Variable Series I (formerly Scudder Variable Life Investment
      Fund) (Class A Shares)

    . Scudder Variable Series II (formerly Kemper Variable Series)

   The investment objectives of the Portfolios are briefly described below.

Portfolios of The Alger American Fund

   Alger American Balanced Portfolio seeks current income and long-term capital appreciation.

   Alger American Leveraged AllCap Portfolio seeks long-term capital appreciation.

Portfolios of Credit Suisse Warburg Pincus Trust (formerly Warburg Pincus
Trust)

   Credit Suisse Warburg Pincus Trust--Emerging Markets (formerly Warburg Pincus Emerging Markets) Portfolio seeks long-term growth of capital by investing in equity securities of emerging markets.

   Credit Suisse Warburg Pincus Trust--Global Post-Venture Capital (formerly Warburg Pincus Global Post-Venture Capital) Portfolio seeks long-term growth of capital by investing primarily in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development.

Dreyfus Investment Portfolios (Initial Share Class)

   Dreyfus I.P. MidCap Stock Portfolio seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400(R) Index.

The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)

   The Fund's primary goal is to provide capital growth, with current income as a secondary goal by investing in common stocks of companies that, in the opinion of the Fund's management, not only meet traditional investment standards, but also conduct their business in a manner that contributes to the enhancement of the quality of life in America.

INVESCO Variable Investment Funds, Inc.

   INVESCO VIF-Utilities Fund seeks capital appreciation and income by investing primarily in companies engaged in the utilities sector.

Portfolios of Scudder Variable Series I (formerly Scudder Variable Life Investment Fund) (Class A Shares)

   Scudder 21st Century Growth (formerly Scudder VLIF 21st Century Growth) Portfolio seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies.

   Scudder Capital Growth (formerly Scudder VLIF Capital Growth) Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program.

   Scudder Global Discovery (formerly Scudder VLIF Global Discovery) Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

   Scudder Growth and Income (formerly Scudder VLIF Growth and Income) Portfolio seeks long-term growth of capital, current income and growth of income.

   Scudder Health Sciences Portfolio seeks long-term growth of capital by investing primarily in the equity securities of companies in the health care industry.

   Scudder International (formerly Scudder VLIF International) Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

Portfolios of Scudder Variable Series II (formerly Kemper Variable Series)

   Scudder Aggressive Growth (formerly Kemper Aggressive Growth) Portfolio seeks capital appreciation through the use of aggressive investment techniques.

   Scudder Blue Chip (Kemper Blue Chip) Portfolio seeks growth of capital and of income.

   Scudder Contrarian Value (Kemper Contrarian Value) Portfolio seeks to achieve a high rate of total return.

   Scudder Global Blue Chip (formerly Kemper Global Blue Chip) Portfolio seeks long-term growth of capital.

   Scudder Government Securities (formerly Kemper Government Securities) Portfolio seeks high current income consistent with preservation of capital.

   Scudder Growth (formerly Kemper Growth) Portfolio seeks maximum appreciation of capital.

   Scudder High Yield (formerly Kemper High Yield) Portfolio seeks to provide a high level of current income.

   Scudder International Research (formerly Kemper International) Portfolio seeks long-term capital appreciation.

   Scudder Investment Grade Bond (formerly Kemper Investment Grade Bond) Portfolio seeks high current income.

   Scudder Money Market (formerly Kemper Money Market) Portfolio seeks maximum current income to the extent consistent with stability of principal.

   Scudder New Europe (formerly Kemper New Europe) Portfolio seeks long-term capital appreciation.

   Scudder Small Cap Growth (formerly Kemper Small Cap Growth) Portfolio seeks maximum appreciation of investors' capital.

   Scudder Small Cap Value (formerly Kemper Small Cap Value) Portfolio seeks long-term capital appreciation.

   Scudder Strategic Income (formerly Kemper Strategic Income) Portfolio seeks high current return.

   Scudder Technology Growth (formerly Kemper Technology Growth) Portfolio seeks growth of capital.

   Scudder Total Return (formerly Kemper Total Return) Portfolio seeks high total return, a combination of income and capital appreciation.

   SVS Dreman Financial Services (formerly KVS Dreman Financial Services) Portfolio seeks long-term capital appreciation.

   SVS Dreman High Return Equity (formerly KVS Dreman High Return Portfolio seeks to achieve a high rate of total return.

   SVS Dynamic Growth Portfolio seeks long-term capital growth.

   SVS Focus Value+Growth (formerly Kemper Value+Growth) Portfolio seeks growth of capital through a portfolio of growth and value stocks. A secondary objective of the Portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

   SVS Focused Large Cap Growth (formerly KVS Focused Large Cap Growth) Portfolio seeks growth through long-term capital appreciation.

   SVS Growth And Income (formerly Kemper Growth And Income) Portfolio seeks long-term capital growth and current income.

   SVS Growth Opportunities (formerly KVS Growth Opportunities) Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

   SVS Index 500 (formerly KVS Index 500) Portfolio seeks returns that, before expenses, correspond to the total return of U.S. common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index.*

   SVS Mid-Cap Growth Portfolio seeks capital appreciation.

   SVS Strategic Equity Portfolio seeks growth of capital.

   SVS Venture Value Portfolio seeks long-term capital growth.

   Not all Subaccounts may be available under your Policy. You should contact your representative for further information on the availability of the Subaccounts.

   Fred Alger Management, Inc. serves as the investment adviser for the Alger American Leveraged AllCap Portfolio and the Alger American Balanced Portfolio.

   Credit Suisse Asset Management, LLC is the investment adviser for the two available Portfolios of the Credit Suisse Warburg Pincus Trust. Abbott Capital Management LLC serves as sub-adviser for the private-equity portfolio portion of the Credit Suisse Warburg Pincus Trust Global Post-Venture Capital Portfolio.

   The Dreyfus Corporation is the investment adviser for the Dreyfus I.P. Midcap Stock Portfolio and The Dreyfus Socially Responsible Growth Fund, Inc. NCM Capital Management Group, Inc. serves as the sub-adviser for The Dreyfus Socially Responsible Growth Fund, Inc.

   INVESCO Funds Group, Inc. serves as the investment adviser for the available Portfolio of the INVESCO Variable Investment Funds, Inc.

   Zurich Scudder Investments, Inc. ("Zurich Scudder ") is the investment manager for the six available Portfolios of Scudder Variable Series I and the twenty-seven available Portfolios of Scudder Variable Series II. Scudder Investments (U.K.) Limited ("Scudder U.K."), an affiliate of Zurich Scudder, is the sub-adviser for the Scudder International Research Portfolio. Under the terms of the Sub-Advisory Agreement with Zurich Scudder , Scudder U.K. renders investment advisory and management services for that portion of this Portfolio's assets that Zurich Scudder from time to time allocates to Scudder U.K. for management, including services related to foreign securities, foreign currency transactions, and related investments.

   Dreman Value Management L.L.C. ("DVM") serves as sub-adviser for the SVS Dreman High Return Equity and SVS Dreman Financial Services Portfolios. Under the terms of the Sub-Advisory Agreement between Zurich Scudder and DVM for each Portfolio, DVM manages the investment and reinvestment of each Portfolio's assets in accordance with its investment objectives, policies and limitations and subject to the supervision of Zurich Scudder and the Board of Trustees.
---------
*"Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500," and
   "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Zurich Scudder Investments, Inc. The SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. Additional information may be found in the Portfolio's Statement of Additional Information.

   Deutsche Asset Management ("DAM") serves as sub-adviser for the SVS Index 500 Portfolio. Under the terms of the Sub-Advisory Agreement between Zurich Scudder and DAM, DAM will handle day-to-day investment and trading functions for the Portfolio under the guidance of Zurich Scudder .

   Eagle Asset Management, Inc. ("Eagle") is the sub-adviser for the SVS Focused Large Cap Growth Portfolio. Under the terms of a Sub-Advisory Agreement with Zurich Scudder, Eagle will handle day-to-day investment and trading functions for the SVS Focused Large Cap Growth Portfolio under the guidance of Zurich Scudder .

   Janus Capital Corporation ("Janus") serves as the sub-adviser for the SVS Growth And Income Portfolio and the SVS Growth Opportunities Portfolio. Under the terms of Sub-Advisory Agreements with Zurich Scudder, Janus will handle day-to-day investment and trading functions for the SVS Growth And Income Portfolio and the SVS Growth Opportunities Portfolio under the guidance of Zurich Scudder.

   We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Subaccounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Subaccounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. You should carefully review the Portfolios' prospectuses before allocating amounts to the Subaccounts.

   Each Portfolio is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying prospectuses of the Portfolios for further information.

   We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Subaccount are separate and are credited to or charged against the particular Subaccount without regard to income, gains or losses from any other Subaccount or from any other part of our business. We will use the Premiums you allocate to a Subaccount to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

   Some of the Portfolios have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.

   Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity policies. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the attendant expenses.

Voting Rights

   As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Subaccounts to which you have allocated your Cash Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

   As a general rule, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

   If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote the shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Owners.

   We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

   In addition, we may disregard voting instructions given by Owners with respect to proposed changes in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

   This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from Owners, and we may choose to do so.

Additions, Deletions, and Substitutions of Securities

   If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution will comply with the requirements of the 1940 Act.

   We also reserve the right to make the following changes in the operation of the Separate Account and the Subaccounts:

     (a) to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Subaccount to another, or from any Subaccount to our general account;

     (d) to add, combine, or remove Subaccounts in the Separate Account;

     (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, as described in "Charges and Deductions--Separate Account Charges" below; and

     (f) to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies.

   If we deem it to be in the best interests of persons having voting interest under the Policies, the Separate Account may be (a) operated as a management company under the 1940 Act, (b) deregistered under the 1940 Act if such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may also transfer assets of the Separate Account to another separate account, or to our General Account.

   If we take any of these actions, we will comply with the then applicable legal requirements.

The DCA Fixed Account

   The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933, as amended ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940

Act. Accordingly, neither the Fixed Account nor any interest in the Fixed Account is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

   You may allocate part or all of your initial Premium to the DCA Fixed Account, to be transferred subsequently to the Subaccounts under our Automatic Dollar Cost Averaging program. In addition, we allocate your initial Premium to our Fixed Account for the period prior to the Issue Date, if you pay all or a portion of your initial Premium prior to the Issue Date. No other Fixed Account option currently is available under the Policy. We reserve the right to discontinue offering or to offer additional Fixed Account options under the Policy, in accordance with applicable law.

   The interest rate credited to amounts allocated to the Fixed Account, including the DCA Fixed Account, will be shown in your Policy. We may change the rate credited to new Policies at any time in our discretion. We set interest rates in accordance with then current market conditions and other factors.

   Amounts allocated to the Fixed Account become part of the general account of KILICO. KILICO invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

                          POLICY BENEFITS AND RIGHTS

Death Benefit

   While your Policy is in force, we will pay the Death Benefit proceeds upon the death of the Insured or, if your Policy is a Survivorship Policy, upon the death of the second Insured to die. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or, if none survives, to contingent Beneficiary(ies). We will pay the Death Benefit proceeds in a lump sum or apply them under the Policy's settlement options, which are described in "Settlement Option Payments".

   The Death Benefit proceeds payable to the Beneficiary equal the Death Benefit, less any Policy Debt and less any due and unpaid charges. We will determine the amount of the Death Benefit proceeds as of the end of the Valuation Period following the date of death of the Insured (or second Insured). We must receive due proof of death within 60 days after the death of an Insured, or as soon thereafter as reasonably possible. We usually will pay the Death Benefit proceeds within seven days after we have received all required documentation. Payment may be postponed in certain circumstances. See "Postponement of Payments".

   The Death Benefit generally is the greater of: (1) the Specified Amount; or
(2) the Cash Value at the date of death multiplied by a factor from the table of death benefit factors. The death benefit factors in the table reflect the "corridor percentages" for the guideline premium test under the Tax Code.

   We set the death benefit factors so as to ensure that Policies will qualify for favorable tax treatment. The death benefit factors vary according to the age of the Insured. Under this formula, an increase in Cash Value due to favorable investment experience may increase the Death Benefit above the Specified Amount, and a decrease in Cash Value due to unfavorable investment experience may reduce the Death Benefit (but not below the Specified Amount). However, as explained in "No-Lapse Guarantee and Grace Period" and "Termination" below, if your Policy's Net Surrender Value is insufficient to cover a Monthly Deduction when due, the Death Benefit may be reduced to equal your total Premium payments (less any prior withdrawals of Premium) or, if you have any outstanding Policy Debt, your Policy may lapse.

Examples:

                                                             Example   Example
                                                                A         B
                                                             --------  --------
Specified Amount............................................ $100,000  $100,000
Insured's Age...............................................       60        60
Cash Value on Date of Death................................. $ 80,000  $ 50,000
Applicable Death Benefit Factors............................      130%      130%
Death Benefit............................................... $104,000  $100,000

   In Example A, the Death Benefit equals $104,000, i.e., the greater of $100,000 (the Specified Amount) and $104,000 (the Cash Value at the date of death of $80,000, multiplied by the corridor percentage of

130%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

   In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Specified Amount) or $65,000 (the Cash Value of $50,000 multiplied by the corridor percentage of 130%).

   As explained in more detail in "Federal Tax Considerations", we have structured the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Tax Code. As a result, the Death Benefit ordinarily will be excluded from the gross income of the Beneficiary, and any growth in the Cash Value of the Policy will not be taxable until distributed. However, because the Policy generally will be treated as a modified endowment contract for tax purposes, withdrawals and Policy Debt will be treated as coming first from any gain under your Policy, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, a ten percent federal penalty tax may apply to the taxable portion of the distributions received before age 59 1/2. For advice about the tax consequences of purchasing a Policy or your specific circumstances, please consult your tax adviser.

Accelerated Death Benefit Rider

   You may request payment of a portion of the Death Benefit as an Accelerated Death Benefit if the Insured becomes terminally ill. You generally may request an Accelerated Death Benefit of up to the lesser of 50% of the existing Death Benefit or $250,000. Before we pay your Accelerated Death Benefit, we will deduct a $150 administrative fee and an amount sufficient to repay any outstanding Policy Debt. In approved states, the Accelerated Death Benefit Rider will be issued with all Policies at no extra Premium.

   If you request an Accelerated Death Benefit, the balance of the Death Benefit is payable upon the Insured's death. We will reduce the Death Benefit payment by the amount previously paid, increased to reflect the early payment of a portion of the Death Benefit under this Rider. You may request an Accelerated Death Benefit only once. Under Survivorship Policies, the Accelerated Death Benefit may not be requested until after the death of one of the Insureds. The total Accelerated Death Benefits available under all life insurance policies issued to you by us or our affiliates is $250,000.

   In general, the tax treatment of accelerated death benefits is the same as the tax treatment of the Death Benefit, as described in "Federal Tax Considerations". Please consult your tax adviser for more information.

Policy Loans

   While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. You may borrow up to 90% of the Surrender Value of your Policy as of the end of the Valuation Period in which we receive your loan request. Any outstanding Policy Debt will count against that limit. Thus, for example, if the Surrender Value of your Policy was $100,000 and you already had $50,000 in Policy Debt outstanding, you could borrow an additional $40,000 ($100,000X90%-$50,000). The minimum loan amount is $1,000. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

   You may realize taxable income when you take a Policy Loan. In most instances, a Policy is treated as a "modified endowment contract" for federal tax purposes. As a result, Policy Loans are treated as withdrawals for tax purposes, and the amount of the loan equal to any increase in your Cash Value may be treated as taxable income to you. In addition, you may also incur an additional ten percent federal penalty tax. You should also be aware that interest on Policy Loans is generally not tax deductible. On the other hand, although a Policy Loan is treated as a withdrawal for tax purposes, it is treated differently for Policy purposes. For example, under the Policy, a Policy Loan, unlike a partial withdrawal, does not reduce the Specified Amount. Accordingly, before you take a Policy Loan, you should consult your tax adviser and carefully consider the potential impact of a Policy Loan on your rights and benefits under the Policy.

   While the Policy remains in force, you may repay a Policy Loan in whole or in part without any penalty at any time while the Insured is living.

   The loan interest rate on all Policy Loans will be 5.50% per year compounded daily. Interest not paid will be charged on a daily basis and will be added to the Policy Debt on this Policy and bear interest at the same rate.

   When we make a Policy Loan to you, an amount equal to the Loan will be transferred from the Subaccounts to the Loan Account until the loan is repaid. Unless you instruct us otherwise, the amount of the Loan will be deducted pro rata from the Subaccounts and DCA Fixed Account based on their relative Subaccount Values or DCA Fixed Account Values under your Policy. As explained in "No-Lapse Guarantee and Grace Period" below, if the Policy Debt outstanding under your Policy should ever equal or exceed the Net Surrender Value, your Policy will enter the grace period and may terminate if you do not pay sufficient additional Premium. We reserve the right to not permit you to borrow Cash Value derived from Premium paid in the form of a check or draft for up to 30 days after we deposit that check or draft.

   We will credit interest at an annual rate of 3.50% to your Loan Account Value that is not attributable to "Preferred Loans." As to any Loan Account Value attributable to "Preferred Loans", we currently credit interest at an annual rate of 5.50%. We may change that rate, but we will never reduce it to less than 3.5% annually. We will classify as "Preferred Loans" the portion of your total Loan Account Value equal to the difference between your Policy's Cash Value minus total Premiums paid (net of all prior withdrawals of Premium). If you purchase your Policy in exchange for a policy with another insurance company, we will accept up to 50% of the Cash Value as a rollover loan. We will treat the rollover loan as a Preferred Loan.

   A Policy Loan, whether or not repaid, will have a permanent effect on the Cash Value because the investment results of each Subaccount will apply only to the amounts remaining in those Subaccounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts earn more than the annual interest rate for amounts held in the Loan Account, your Cash Value will not increase as rapidly as it would if you had not taken a Policy Loan. If the Subaccounts earn less than that rate, then your Cash Value will be greater than it would have been if you had not taken a Policy Loan. Also, if you do not repay a Policy Loan, your Policy Debt will be subtracted from the Death Benefit and Surrender Value otherwise payable.

Amount Payable on Surrender of the Policy

   While your Policy is in force, you may fully surrender your Policy. Upon surrender, we will pay you the Net Surrender Value determined as of the day we receive your written request at our Home Office. Your Policy will terminate on the day we receive your written request. We may require that you give us your Policy document before we pay you the surrender proceeds. Before we pay a full surrender, you must provide us with tax withholding information.

   The Net Surrender Value equals the Cash Value less any applicable Withdrawal Charge, less any outstanding Policy Debt. We also will deduct the $30 Records Maintenance Charge, if it would otherwise be due at the end of the current Policy Year. We will determine the Net Surrender Value as of the end of the Valuation Period during which we received your request for surrender. We generally will pay you the surrender proceeds of the Policy within seven days of our receiving your complete written request or on the effective surrender date you have requested, whichever is later. The determination of the Withdrawal Charge is described in "Withdrawal Charge".

   You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Option Payments". The tax consequences of surrendering the Policy are discussed in "Federal Tax Considerations".

Partial Withdrawals

   You may receive a portion of the Surrender Value of your Policy by making a partial withdrawal from your Policy. Your request may be by telephone or in writing. If you request a partial withdrawal by telephone, however, the amount withdrawn may not exceed our limit, which currently is $10,000; larger requests must be in writing. All partial withdrawals requested by telephone will be sent only to the address of record of the Owner. Your request, whether written or telephonic, will be effective on the date we receive it at our Home Office, provided we receive it before 3:00 p.m. Central time. If we are not provided with tax withholding information, we will withhold taxes from the amount withdrawn at the rate required by law. We reserve the right to change the terms of telephonic withdrawals, including our limit, at any time.

   When you request a partial withdrawal, we will pay you the amount requested and subtract the amount requested plus any applicable Withdrawal Charge from your Cash Value. We may waive the Withdrawal Charge on some or all of your partial withdrawal. The determination of the Withdrawal Charge is described in "Withdrawal Charge".

   You may specify how much of your partial withdrawal you wish taken from each Subaccount and the DCA Fixed Account. The amount requested from a specific option may not exceed the value of that option less any applicable Withdrawal Charge. If you do not specify the option from which you wish to take your partial withdrawal, we will take it pro rata from the Subaccounts and the DCA Fixed Account.

   You may take an unlimited number of partial withdrawals each Policy Year. The minimum withdrawal amount is $100 or the amount that remains in the Subaccount if less. The minimum balance in the Subaccount after the withdrawal is $500 unless the total Subaccount Value is withdrawn. If a partial withdrawal would reduce your Policy's Net Surrender Value below $5,000, we will treat your request as a request to surrender your Policy.

   When you take a partial withdrawal, your Specified Amount will decrease in proportion to the resulting reduction in Cash Value. We will notify you of the new Specified Amount. We will not permit a partial withdrawal that would reduce the Specified Amount below the minimum specified in your Policy.

   Partial withdrawals generally will be subject to income tax and may be subject to a ten percent federal penalty tax. The tax consequences of partial withdrawals are discussed in "Federal Tax Considerations".

Systematic Withdrawals

   You may enroll in our systematic withdrawal program by sending a completed enrollment form to our Home Office. You may choose between payout schedules of monthly, quarterly, semiannually or annually. You may specify the amount of the withdrawal, the day of the month for each scheduled payment, and the Fixed Account or the Subaccount(s) from which the withdrawal will be taken. You may start, stop, increase, or decrease payment at any time. The minimum withdrawal amount is $100.

   We will treat systematic withdrawals in the same way as other partial withdrawals in applying the Withdrawal Charge. In our discretion we may stop paying systematic withdrawals if your Cash Value falls below our current minimum. We reserve the right to modify or suspend the systematic withdrawal program. In our discretion, any change may apply to existing systematic plans. Write us at the address shown on the first page of this Prospectus or call us at (800) 621-5001 for more information about our systematic withdrawal program.

Settlement Option Payments

   General. We will pay the Surrender Value or Death Benefit proceeds under the Policy in a lump sum or under one of the settlement options that we then offer. The option selected must result in a payment that is at least equal to our minimum payment, according to our rules, at the time the settlement option is chosen. If at any time the payments are less than the minimum payment, we have the right to increase the period between payments to quarterly, semi-annually, or annually so that the payment is at least equal to the minimum payment, or to make payment in one lump sum.

   The amount of the payments under a settlement option are based on:

    . the settlement option table specified in the Policy;

    . the selected settlement option; and

    . the investment performance of the selected Subaccount(s) (if variable payments are chosen).

   Under each settlement option, you and/or the payee may choose fixed payments or variable payments or a combination of the two, except that only fixed payments are available under Option 1. If fixed payments are chosen, the payee receives a fixed amount each month determined in accordance with the settlement option you have chosen. If variable payments are chosen, the payee receives the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected by the payee. The amount of each payment varies accordingly. If you do not provide instructions, we will initially apply your Separate Account Value to variable payments and any Fixed Account Value to fixed payments. The payee may change the Subaccounts or the relative weighting of the Subaccounts on which variable payments are based, or increase the portion of each payment that is a fixed payment, subject to certain limitations, as described below under "Settlement Option Payments--Transfers". Before choosing variable payments, you should consider whether the allocation of proceeds among the Subaccounts for your periodic payments is the alternative best suited to your needs.

   You may request a settlement option by writing to us at our Home Office before the death of the Insured. If you change the Beneficiary, the existing choice of settlement option will become invalid and you may either notify us that you wish to continue the pre-existing choice of settlement option or select a new one. We will issue a supplementary contract reflecting the terms of the settlement option chosen. If payment is made as a Death Benefit distribution, the effective date of the supplementary agreement will be the date of death. Otherwise, you may choose the effective date.

   Settlement Options. The following settlement options are available under the Policy:

     Option 1--Fixed Installment Annuity. We will make monthly payments for a fixed number of installments. Payments must be made for at least 5 years, but not more than 30 years.

     Option 2--Life Annuity. We will make monthly payments while the payee is alive. It is possible for the payee to receive only one payment if the payee dies before the second payment is due.

     Option 3--Life Annuity with Installments Guaranteed. We will make monthly payments for a guaranteed period and thereafter while the payee is alive. The guaranteed period must be selected at the time the settlement option is chosen. The guaranteed periods available are 5, 10, 15, and 20 years.

     Option 4--Joint and Survivor Annuity. We will pay the full monthly income while both payees are alive. Upon the death of either payee, we will continue to pay the surviving payee a percentage of the original monthly payment. The percentage payable to the surviving payee must be selected at the time the settlement option is chosen. The percentages available are 50%, 66 2/3%, 75%, and 100%. It is possible for the payees to receive only one payment if they both die before the second payment is due.

   Other Options. We may make other settlement options available. Payments are also available on a quarterly, semi-annual or annual basis.

   When the payee dies under Options 1 and 3, we will pay the commuted value of any unpaid installments in a lump sum to the estate of the payee, unless the supplementary agreement provides otherwise. We will determine the commuted amount based upon an interest rate of not less than 2.5%. You may not withdraw Cash Value once we begin making payments to you under any settlement option involving payments to the payee for life or any combination of payments for life and a minimum guaranteed payment period, such as Options 2, 3, and 4.

   Amount of Payment. The amount applied to a settlement option will equal the Cash Value on the first day preceding the date when the first annuity payment is due, less any applicable Withdrawal Charge and Records Maintenance Charge. The remainder will be used to determine the fixed or variable payment in accordance with the appropriate Settlement Option Table.

   The amount of each fixed payment is determined by multiplying the amount applied to the settlement option by the appropriate settlement option rate. We will use a rate at least as high as the rate shown in the appropriate Settlement Option Table. These tables show the monthly payment for each $1,000 of Cash Value allocated to fixed payments. The amount of each subsequent fixed payment does not change regardless of investment, mortality or expense experience.

   The amount of the first variable payment also is determined from the Settlement Option Tables, based on the Cash Value allocated to variable payments. Subsequent variable payments are determined by multiplying the number of Annuity Units in each Subaccount chosen by the payee times the Annuity Unit Value of each such Subaccount at the end of the Valuation Period that includes the date on which each variable payment is made. The first variable payment is divided by the Annuity Unit Value as of the Annuity Date to establish the number of Annuity Units representing each variable payment. We determine the number of Annuity Units separately for each Subaccount on which variable payments are based. This number does not change, unless the payee makes a transfer as described in "Settlement Option Payments--Transfers" below.

   The guaranteed monthly payments shown in the Settlement Option Tables are based on an interest rate of 2.50% per year and, where mortality is involved, the "1983 Table a", an individual mortality table developed by the Society of Actuaries, projected using Projection Scale G. Interest under a settlement option begins to accrue on the effective date of the supplementary agreement. If the effective date determined as described above would be the 29th, 30th or 31st day of a month, the 28th day of that month will be deemed the effective date.

   Transfers. While variable payments are being made under a settlement option, the payee may request, in writing, to change the Subaccounts or the relative weighting of the Subaccounts on which variable payments are based, or the relative proportions of variable and fixed payments. These changes may be effected by transferring Annuity Unit Value from one Subaccount to another or to fixed payments, or by making transfers from fixed payments to the Subaccounts. This type of transfer is subject to the following limitations:

    . The payee may make only one transfer during each twelve month period beginning on the date of the first annuity payment and each anniversary of that date.

    . We must receive the payee's written request at least 30 days before the effective date of the transfer.

    . Each transfer must consist of at least $1,000 of Annuity Unit Value or annuity reserve value. After the transfer, at least $1,000 of Annuity Unit Value or annuity reserve value must remain in the account from which the transfer was made, unless the entire amount is transferred.

    . After the transfer, the payee's variable payments may not be based on more than three Subaccounts.

   We will execute transfers using values as of the end of the Valuation Period preceding the effective date of the transfer. Transfers among the Subaccounts and transfers from fixed to variable payments will be effected at the Annuity Unit Value of the relevant Subaccounts. Transfers from variable to fixed payments will be based in part on the present value of the remaining payments under the chosen option, and will reflect the differences in the interest rates used to calculate fixed and variable payments. The method for calculating these transfers is described in more detail in the Policy. We may suspend, change or terminate the transfer privilege at any time.

   Annuity Unit Value. Annuity Unit Value is determined independently for each Subaccount. Annuity Unit Value for any Valuation Period is:

    . Annuity Unit Value for the immediately preceding Valuation Period;
      times

    . the net investment factor for the current Valuation Period; times

    . an interest factor of .99993235 per calendar day of the current
      Valuation Period in order to offset the effect of the assumed rate of 2.50% per year used in the Policy's Settlement Option Tables.

   The net investment factor for a Subaccount for any Valuation Period is:

     (1) the sum of (a) the net asset value per share of the corresponding Portfolio at the end of the current Valuation Period; plus (b) the per share amount of any dividend or capital gains distribution by that Portfolio, if the "ex-dividend" date occurs in that Valuation Period; plus or minus (c) a credit or charge for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Subaccount; divided by

     (2) the net asset value per share of the corresponding Portfolio at the end of the last prior Valuation Period.

   A 2.50% per annum rate of investment earnings is assumed by the Policy's Settlement Option Tables. Under the formula for determining Annuity Unit Value, if the actual net investment earnings rate on the selected Subaccounts exceeds 2.50% per annum, variable payments increase accordingly. Conversely, if the actual earnings rate is less than 2.50% per annum, variable payments decrease.

   Annuity Reserve Value. Annuity reserve value is used in calculating transfers from variable payments to fixed payments. Annuity reserve value equals:

     (1) the number of Annuity Units transferred from a Subaccount; times

     (2) the Annuity Unit Value for that Subaccount; times

     (3) the present value of $1.00 per payment period using the attained age of the payee(s) and any remaining unpaid guaranteed payments at the time of the transfer.

No-Lapse Guarantee and Grace Period

   Under our No-Lapse Guarantee, we guarantee that your Policy will remain in force regardless of changes in the Net Surrender Value, provided you have no outstanding Policy Debt. If the Net Surrender Value of your

Policy is less than the Monthly Deduction for the next month, your Policy will enter the Grace Period. The Grace Period lasts 61 days. If the Insured dies during the Grace Period, the Death Benefit will be the amount determined as described in "Death Benefit", less any due and unpaid Monthly Deduction or other charge.

   During the Grace Period, you may pay additional Premium or loan repayment without evidence of insurability to keep your Policy in force. Your payment must equal at least three Monthly Deductions. No payment is required, however. This Grace Period will begin on the day we mail notice of the Grace Period to your last known address.

   If the No-Lapse Guarantee is in effect under your Policy and you do not pay sufficient additional Premium or loan repayment, your Policy will remain in force, but the amount paid upon death of the Insured after the Grace Period will be limited to the return of Premium paid (less any prior withdrawals of Premium). You may restore the Specified Amount, however, by complying with the reinstatement provisions. The No-Lapse Guarantee applies to your Policy unless: (a) you paid 90% of the Guideline Single Premium for your Policy or
(b) your Policy has outstanding Policy Debt.

   If the No-Lapse Guarantee does not apply to your Policy and the Net Surrender Value of your Policy is less than the Monthly Deduction for the next month, your Policy also will enter the Grace Period, as described above. However, if you do not make the required payment, your coverage will terminate at the end of the Grace Period. You may reinstate your coverage by complying with the reinstatement provisions.

Termination

   The Policy will terminate and life insurance coverage will end when one of the following events first occurs:

     (a) you surrender your Policy;

     (b) the Insured dies or, for Survivorship Policies, the Surviving Insured dies;

     (c) the Policy matures;

     (d) the Grace Period ends and there is Policy Debt outstanding; or

     (e) the Grace Period ends and you paid 90% of the Guideline Single Premium for your Policy.

Maturity Benefit and Extended Maturity

   In certain states, if the Insured is still living and your Policy is in force on the Maturity Date, we will pay you a Maturity Benefit. The Maturity Benefit will equal the Net Surrender Value on the Maturity Date. The Maturity Date is the Policy Anniversary nearest the Insured's 100th birthday. For Survivorship Policies, the Maturity Date is the Policy Anniversary nearest the younger Insured's 100th birthday.

   In states where approved, the Extended Maturity Rider will be issued with all Policies at no extra Premium. Under this Rider, you may choose from year to year to extend the Maturity Date for one year intervals. During the extension period, you may not take partial withdrawals or additional Policy Loans and the Death Benefit is the Cash Value. In addition, during the extension period, we will not charge the cost of insurance charge. We will, however, continue to charge other charges under your Policy, including the Mortality and Expense Risk Charge, even though there no longer will be a mortality risk under your Policy. We will continue to impose this charge because this charge reflects our expectations to the mortality risks and the amount of such charges expected to be paid under all Policies, including Policies covered by Extended Maturity Riders.

   All other riders still active end at the Policy Anniversary nearest the Insured's 100th birthday (or, for Survivorship Policies, at the Policy Anniversary nearest the younger Insured's 100th birthday). The tax treatment of the Maturity Benefit and the Extended Maturity Rider is discussed in "Treatment of Maturity Benefits and Extension of Maturity Date".

Reinstatement

   If your coverage has been reduced pursuant to our No-Lapse Guarantee or has lapsed due to insufficient Cash Value (see "No-Lapse Guarantee and Grace Period" above), you may reinstate coverage by complying with the conditions described below. After reinstatement, your Policy will be in force and the minimum Death

Benefit will equal the Specified Amount in effect before your coverage was reduced or lapsed. To reinstate your Policy, you must apply to us within three years of the end of the most recent Grace Period and meet the following conditions:

     (1) Provide evidence of insurability satisfactory to us;

     (2) Pay the unpaid Monthly Deductions due during the expired Grace
  Period;

     (3) Pay at least sufficient additional Premium to keep your Policy in force for three months; and

     (4) Pay or reinstate any Policy Debt that existed at the date of lapse.

   The effective date of reinstatement of a Policy will be the Deduction Day that coincides with or next follows the date on which we approve your application for reinstatement. You may not reinstate a Policy that has been surrendered. Under Survivorship Policies, if one of the Lives Insured dies during the lapse, upon payment of the reinstatement Premium the Policy will be reissued as a single life permanent policy.

   The suicide and incontestability provisions will apply from the effective date of reinstatement.

Cancellation (Free-Look Period)

   In many states, you may cancel your Policy by returning it to us within ten days after you receive it. In some states, however, this free-look period may be longer, as provided by state law. If you return your Policy, the Policy terminates and we will pay you your Cash Value or, in some states, an amount equal to your Premium (less any Policy Debt). We will pay the refund within seven days of receiving your request. No Withdrawal Charge is imposed upon return of a Policy within the free-look period. This free-look right may vary in certain states in order to comply with the requirements of state insurance laws and regulations. Accordingly, you should refer to your Policy for specific information about your circumstances.

Postponement of Payments

   We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We ordinarily will pay any amount attributable to Separate Account Value within seven days, except:

     (1) whenever the NYSE is closed (other than customary weekend and holiday closings);

     (2) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or

     (3) at any other time permitted by the SEC for your protection.

   We may delay payment of partial or full withdrawals from the DCA Fixed Account for up to six months from the date we receive your written withdrawal request. We may also defer payment of any Death Benefit in excess of the Specified Amount for up to six months from the date requested if those benefits are based upon Policy values that do not depend on the investment performance of the Separate Account.

                            CHARGES AND DEDUCTIONS

   We assess charges and deductions under the Policies against the Subaccounts and the Cash Value. Additional deductions and expenses are paid out of the Portfolios' assets, as described in the prospectuses of the Portfolios.

Separate Account Charges

   Mortality and Expense Risk Charge. On each Valuation Date, we will deduct a charge from each Subaccount at an annual rate of 0.90% of average daily net assets for mortality and expense risks we assume.

   The mortality risk assumed in relation to the Policy includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims and the risks under the No-Lapse Guarantee. We also assume a risk that, on the Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the Administration Charges set in the Policy.

   Reserve for Taxes. We currently are not maintaining a provision for taxes attributable to the operations of the Separate Account (as opposed to the federal tax related to the receipt of Premiums under the Policies). In the future, however, we may make such a charge. Charges for other taxes, if any, attributable to the Separate Account or to this class of Policies may also be made.

Monthly Deduction

   On the Effective Date and on each monthly Deduction Day we will take a Monthly Deduction from your Cash Value. The Monthly Deduction equals the sum of the following:

     (1) The monthly cost of insurance charge for the Policy; plus

     (2) The monthly charge for any riders; plus

     (3) The Administration Charge; plus

     (4) The Tax Charge.

   On each Policy Anniversary, we also will deduct the Records Maintenance Charge, if your Policy's Cash Value was less than $50,000 on the Policy Anniversary.

   Cost of Insurance Charge. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured(s). The current cost of insurance charge differs based on whether you paid 90% or 100% of the Guideline Single Premium at issue. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the mortality table guaranteed in the Policy. If your initial Premium is more than $2,500,000, your cost of insurance charge may be lower.

   The current monthly cost of insurance charge is the lesser of:

     (a) the applicable current asset-based cost of insurance rate times the Cash Value on the Deduction Day; or

     (b) the applicable guaranteed cost of insurance rate multiplied by the net amount at risk on the Deduction Day.

   If your initial Premium is no more than $2,500,000 and you paid 100% of the Guideline Single Premium, our current asset-based cost of insurance rate for the Single Life Policies for the Standard (NT) rate class is 0.55% annually of Cash Value for Policy Years 1-10, and 0.25% annually of Cash Value thereafter. Our current asset-based cost of insurance rate for Survivorship Policies, when both Insureds are in the Standard (NT) rate class, is 0.45% annually of Cash Value for Policy Years 1-10, and 0.20% annually of Cash Value thereafter.

   If your initial Premium is more than $2,500,000 and you paid 100% of the Guideline Single Premium, our current asset-based cost of insurance rate for the Single Life Policies for the Standard (NT) rate class is 0.25% annually of Cash Value for Policy Years 1-10, and 0.10% annually of Cash Value thereafter. Our current asset-based cost of insurance rate for Survivorship Policies, when both Insureds are in the Standard (NT) rate class, is 0.20% annually of Cash Value for Policy Years 1-10, and 0.10% annually of Cash Value thereafter.

   If you paid 90% of the Guideline Single Premium, your current cost of insurance rates will be higher. In addition, rates for other classes may differ based on the type of Policy and the history of tobacco use of the Insured(s). Your guaranteed cost of insurance rates are set forth in the mortality tables in your Policy. The net amount at risk is (a)-(b), where:

     (a) is the Death Benefit on the first day of the Policy Month; and

     (b) the Cash Value on that day before the deduction of the Monthly Deduction for the cost of insurance.

   Because your Cash Value and the net amount for which we are at risk under your Policy may vary monthly, your cost of insurance charge is likely to differ each month. In general, under these formulas, when your current monthly cost of insurance charge is determined using the asset-based rate, an increase in your

Cash Value increases your current monthly cost of insurance charge, up to the guaranteed maximum cost of insurance charge determined as described above. Since that maximum charge is based on the net amount at risk, it declines as your Cash Value increases, unless an increase in Cash Value also would increase the Death Benefit under your Policy. Thus, if the asset-based charge would be higher than the guaranteed maximum charge, further increases in your Cash Value may reduce your current cost of insurance charge.

   The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates based on our expectations as to our future mortality experience and other factors. We may change our current asset-based cost of insurance charge, but we guarantee that we will never charge you a cost of insurance charge higher than the amount determined using the maximum guaranteed cost of insurance rates shown in the Policy. We base our cost of insurance rates on the sex, issue age, Policy Year, rating class, and history of tobacco use of the Insured. However, we issue unisex Policies in Montana. Our cost of insurance rates are based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Mortality Table based on the Insured's sex, age last birthday, and history of tobacco use. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 1980 CSO Table B assuming a blend of 80% male and 20% female lives.

   Tax Charge. For the first ten Policy Years, on each Deduction Day, we charge a Tax Charge equal to an annual rate of 0.40% of the Cash Value. The Tax Charge covers a portion of our state premium tax expenses and certain federal income tax liability incurred as a result of the receipt of Premium.

   We expect to recover total premium tax expenses over the life of the Policies from the aggregate Tax Charges and the unamortized state premium tax charge portion of the Withdrawal Charge. However, the amount of premium taxes differs from state to state and some states have no premium tax. Accordingly, the amount of these charges paid under your Policy may be more or less than the premium taxes that we actually pay with respect to your Policy.

   Administration Charge. On each Deduction Day we will deduct the Administration Charge from Cash Value. This charge will equal an annual rate of 0.35% of Cash Value for the first ten Policy Years and 0.25% thereafter. This charge is intended to compensate us for certain administrative expenses related to the maintenance of the Policies, accounting and recordkeeping, and providing reports to Policy Owners.

   Records Maintenance Charge. We charge a Records Maintenance Charge of $30.00 per year on each Policy Anniversary. If you surrender your Policy during a Policy Year, we will deduct the full Records Maintenance Charge from your surrender proceeds. The Records Maintenance Charge is intended to compensate us for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. We currently waive the Records Maintenance Charge on a Policy, if the Cash Value is at least $50,000 on the Policy Anniversary.

Portfolio Expenses

   You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Subaccounts to which you allocate your Cash Value. The Separate Account purchases shares of the Portfolios at net asset value. Each Portfolio's net asset value reflects investment advisory fees and administrative expenses already deducted from the Portfolio's assets. For a summary of current estimates of these charges and expenses, see the table of Portfolio Expenses above. For more information concerning the investment advisory fees and other charges against the Portfolios, see the prospectuses for the Portfolios, which are available upon request.

   We may receive compensation from the investment advisers or administrators of the Portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios.

Withdrawal Charge

   If you surrender your Policy during the first nine Policy Years, we may subtract a Withdrawal Charge from the proceeds. The Withdrawal Charge will be calculated at the rate shown below. If you surrender your Policy, the Withdrawal Charge will equal a percentage of your initial Premium net of all previous withdrawal amounts on which you paid a Withdrawal Charge. The Withdrawal Charge consists of two components: a surrender charge and an unamortized state premium tax charge.

   The rate used to determine the Withdrawal Charge depends on the year the withdrawal is made. The Withdrawal Charge declines to zero percent after the ninth Policy Year. The Withdrawal Charge is assessed at the following rates:

                                                     Unamortized               Total
           Policy Year         Surrender             Premium Tax             Withdrawal
           Since Issue          Charge                 Charge                  Charge
           -----------         ---------             -----------             ----------
                 1               7.75%                  2.25%                  10.00%
                 2               7.75%                  2.00%                   9.75%
                 3               7.50%                  1.75%                   9.25%
                 4               6.50%                  1.50%                   8.00%
                 5               5.75%                  1.25%                   7.00%
                 6               5.00%                  1.00%                   6.00%
                 7               4.25%                  0.75%                   5.00%
                 8               3.50%                  0.50%                   4.00%
                 9               2.75%                  0.25%                   3.00%
                10+              0.00%                  0.00%                   0.00%

   We may also charge a Withdrawal Charge on partial withdrawals. The Withdrawal Charge will apply to any partial withdrawal in a given Policy Year in excess of the free withdrawal amount described below.

   Additional Premiums do not increase the amount of Withdrawal Charge you may be required to pay. Only your initial Premium is used in our formula for calculating Withdrawal Charges.

   The Withdrawal Charge is imposed to cover a portion of our actual premium tax expenses and sales expenses, which include agents' sales commissions and other sales and distribution expenses. The Unamortized Premium Tax Charge, together with a portion of the monthly Tax Charge, is intended to recover our state premium tax expenses. We also expect to recover total sales expenses of the Policies over the life of the Policies. However, to the extent distribution costs are not recovered by the Withdrawal Charge, we may make up any shortfall from the assets of our General Account, which includes funds derived from the Mortality and Expense Risk Charge and other fees and charges under the Policies.

Free Withdrawal Amount and Waiver of Withdrawal Charge

   The free withdrawal amount in a Policy Year equals the greater of:

     (a) 100% of Policy earnings not previously withdrawn; or

     (b) 10% of the Cash Value, less any prior free withdrawals since the beginning of that Policy Year.

   Nursing Care Waiver of Withdrawal Charge Rider (not available in all states). We will waive the Withdrawal Charge if the Owner is confined to a skilled health care facility for at least 30 consecutive days. We also will waive the Withdrawal Charge after the Owner has been released from the facility, if your request is made within 30 days of release. This waiver is described in more detail in the Rider.

   Disability Waiver Rider (not available in all states). We will waive the Withdrawal Charge if the Owner becomes disabled after the Policy is issued and before attaining age 65 according to the following Social Security Administration definition:

     "Inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months."

   This waiver is described in more detail in the Rider.

Transfer Fee

   The Policy permits us to charge a transfer fee of $25 per transfer, excluding transfers under our Automatic Dollar Cost Averaging and Automatic Account Rebalancing programs, on each transfer after the first twelve transfers in each Policy Year. We currently do not charge a transfer fee on any transfer. We reserve the right to begin to charge the transfer fee in the future.

Reduction of Charges

   We may reduce certain charges and credit additional amounts in special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to our Policy Owners, sales to employees or clients of members of the Kemper group of companies, or employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements with Investors Brokerage Services, Inc., the distributor of the Policies. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not unfairly discriminate against any person, including the affected Policy Owners and owners of all other policies funded by the Separate Account.

                           GENERAL POLICY PROVISIONS

Reports to Owners

   We will maintain all records relating to the Separate Account and the Subaccounts. At least annually we will send you a report which will include information such as Premiums received, interest credited, investment experience, and charges made since the last report. The report will also show the current Death Benefit and Cash Value, as well as any other information required by statute. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this additional report. We will tell you the current charge before we send you the report.

   In addition, we will send you the financial statements of the Portfolios and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy. Contact us promptly with any question.

Limit on Right to Contest

   In the absence of fraud, we may not contest the insurance coverage under the Policy after the Policy has been in force for two years after the Issue Date while the Insured is alive. The two year incontestability period may vary in certain states to comply with the requirements of state insurance laws and regulations.

   If the Policy is reinstated, a new two year contestability period will apply from the issue date of the reinstatement and will apply only to statements made in the application for the reinstatement.

   In issuing a Policy, we rely on your application. Your statements in that application, in the absence of fraud, are considered representations and not warranties. In the absence of fraud, we will not use any statement made in connection with the Policy application to void the Policy or to deny a claim, unless that statement is a part of the application or an amendment thereto.

Suicide

   If the Insured under a Single Life Policy dies by suicide, while sane or insane, within two years from the Issue Date, the Death Benefit proceeds will be limited to the Premiums paid less any partial withdrawals and Policy Debt.

   If the Insured dies by suicide, while sane or insane, within two years of any reinstatement, our total liability with respect to such reinstatement will be limited to the necessary Premium for reinstatement less any partial withdrawal and Policy Debt since such reinstatement.

   If the first death under a Survivorship Policy is by suicide, within two years of the Issue Date or date of reinstatement, whether the Insured was sane or insane, we will reissue the Policy. The new Policy on the survivor will be a single life permanent policy which is available at the time of reissue. The suicide provision for the new Policy will be effective as of the original Issue Date.

   If the second death is by suicide, within two years from the Issue Date, whether the Insured is sane or insane, we will pay only the Premiums paid less any partial withdrawals and Policy Debt. If the second death occurs within two years after the date of reinstatement, our total liability with respect to such reinstatement will be limited to the necessary Premium for reinstatement less any partial withdrawal and Policy Debt since such reinstatement.

Misstatement as to Age and Sex

   If the age and/or sex of the Insured is incorrectly stated in the application, the Death Benefit and all Policy values will be adjusted based on what the initial Premium would have purchased using the correct age and/or sex.

Beneficiary

   You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time while the Insured(s) is alive, except irrevocable Beneficiaries and irrevocable Contingent Beneficiaries may not be changed without their consent.

   You must request a change of Beneficiary in writing. We will provide a form to be signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary will take effect as of the date you signed the form after we acknowledge receipt in writing. Until we acknowledge receipt of your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

   If you name more than one Beneficiary, we will divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the Death Benefit among the surviving Beneficiaries. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any revocable Beneficiary is subject to the interest of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the Owner or the Owner's estate.

Assignment

   While the Insured(s) is alive, you may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment. An assignment may result in income tax and a ten percent federal penalty tax. You should consult your tax adviser before assigning your Policy.

Creditor's Claims

   To the extent permitted by law, no benefits payable under this Policy will be subject to the claims of your or the Beneficiary's creditors.

Dividends

   We will not pay any dividend under the Policy.

Notice and Elections

   To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Home Office. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, requests and elections will be effective when received at our Home Office complete with all necessary information.

Modification

   We reserve the right to modify the Policy without your express consent, in the circumstances described in this Prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of the Policy will be construed so as to comply with the requirements of Section 7702 of the Tax Code.

Survivorship Policies

   We offer Policies on a single life and "last survivor" basis. The Survivorship Policy operates almost identically to the Single Life Policy. The primary difference is that the Survivorship Policy has two Insureds and the Death Benefit is paid only upon the death of the last surviving Insured. Other significant differences are:

     (1) the cost of insurance charge differs because we base it on the anticipated mortality of two Insureds and we do not pay the Death Benefit until both Insureds have died;

     (2) for a Survivorship Policy to qualify for simplified underwriting, the proposed Insureds must be husband and wife and both Insureds must meet our standards;

     (3) under a Survivorship Policy, provisions regarding incontestability, suicide, and misstatements of age or sex apply to each Insured; and

     (4) the Accelerated Death Benefit is only available upon the terminal illness of the surviving Insured, as this term is defined in the Policy.

                          FEDERAL TAX CONSIDERATIONS

   NOTE: The following discussion is based upon our understanding of current federal income tax law applicable to life insurance policies in general. We cannot predict the probability that any changes in those laws will be made. Also, we do not guarantee the tax status of the Policies. You bear the complete risk that the Policies may not be treated as "life insurance policies" under federal income tax laws.

   In addition, this discussion does not include a detailed description of the federal income tax consequences of the purchase of these Policies or any discussion of special tax rules that may apply to certain purchase situations. We also have not tried to consider any other possibly applicable state or other tax laws, for example, the federal estate or gift tax consequences of the Policies. You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the Policy, as well as any other questions you may have concerning the tax status of the Policy or the possibility of changes in the tax law.

Taxation of KILICO and the Separate Account

   KILICO is taxed as a life insurance company under Subchapter L of the Tax Code. The operations of the Separate Account are taxed as part of the operations of KILICO. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies.

   Accordingly, we do not anticipate that KILICO will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of Premiums under the Policies). Therefore, we are not making any charge or provision for federal income taxes. However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

   In several states we may incur state and local taxes on the operations of the Separate Account. We currently are not making any charge or provision for them against the Separate Account. We do, however, use part of the Policy charges to offset these taxes. If these taxes should be increased, we may make a charge or provision for them against the Subaccounts. If we do so, the investment results of the Subaccounts will be reduced.

Tax Status of the Policy

   The Policy is structured to satisfy the definition of a life insurance policy under the Tax Code. The Death Benefit ordinarily will be fully excluded from the gross income of the Beneficiary. The Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to your estate. The Death Benefit will also be included in your estate if the Beneficiary is not your estate, but you retained incidents of ownership in the Policy. Examples of incidents of ownership include the right to change Beneficiaries, to assign the Policy or revoke an assignment, and to pledge the Policy or obtain a Policy Loan. If you own and are the Insured under a Policy and if you transfer all incidents of ownership in the Policy more than three years before your death, the Death Benefit will not be included in your gross estate. State and local estate and inheritance tax consequences may also apply.

   In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals (or trusts for the benefit of individuals) two or more generations below that of the transferor may be subject to the federal generation-skipping transfer tax.

   In addition, you may use the Policy in various arrangements, including non-qualified deferred compensation or salary continuance plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax treatment of the proposed arrangement.

   Diversification Requirements. Section 817(h) of the Tax Code requires that the underlying assets of variable life insurance policies be diversified. The Tax Code provides that a variable life insurance policy will not be treated as a life insurance policy for federal income tax purposes for any period and any subsequent period for which the investments are not adequately diversified. If the Policy were disqualified for this reason, you would lose the tax deferral advantages of the Policy and would be subject to current federal income taxes on all earnings allocable to the Policy.

   The United States Treasury Department (the "Treasury Department") also has issued regulations that establish diversification requirements for the investment accounts underlying variable policies such as the Policies. These regulations amplify the diversification requirements set forth in the Tax Code and provide an alternative diversification test to the provision described above.

   These diversification standards are applied to each Subaccount by looking to the investments of the Portfolio underlying the Subaccount. One of our criteria in selecting the Portfolios is that their investment managers intend to manage them in compliance with these diversification requirements.

   Owner Control. In certain circumstances, variable life insurance owners will be considered the owners, for tax purposes, of separate account assets underlying their Policies. In those circumstances, they could be subject to taxation on the income and gains from the separate account assets.

   In published rulings, the Internal Revenue Service has stated that a variable insurance owner will be considered the owner of separate account assets, if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. When the diversification regulations were issued, the Treasury Department announced that in the future, it would provide guidance on the extent to which variable owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account. As of the date of this Prospectus, no such guidance has been issued. As a result, your right to allocate Cash Values among the Subaccounts may cause you to be considered the owner of the assets of the Separate Account. We cannot predict when or whether the Treasury Department will issue that guidance or what position the Treasury Department will take. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect.

   The ownership rights under the Policy are similar in many respects to those described in IRS rulings in which the owners were not deemed to own the separate account assets. In some respects, however, they differ. For example, under the Policy you have many more investment options to choose from than were available under the policies involved in the published rulings, and you may be able to transfer Cash Value among the investment options more frequently than in the published rulings. Because of these differences, it is possible that you could be treated as the owner, for tax purposes, of the Portfolio shares underlying your Policy and therefore subject to taxation on the income and gains on those shares. Moreover, it is possible that the Treasury Department's position, when announced, may adversely affect the tax treatment of existing Policies. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner for tax purposes of the underlying assets. The remainder of this discussion assumes that the Policy will be treated as a life insurance policy for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds

   In general, the amount of the Death Benefit payable under a Policy is excludable from the beneficiary's gross income under the Tax Code. Certain transfers of the Policy, however, may result in a portion of the Death Benefit being taxable.

   If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includible in the Beneficiary's income.

   Accelerated Death Benefit. In general, the tax treatment of an Accelerated Death Benefit is the same as the treatment of Death Benefits, as described above.

Tax Deferral During Accumulation Period

   Under existing provisions of the Tax Code, except as described below, any increase in your Cash Value is generally not taxable to you unless you receive or are deemed to receive amounts from the Policy before the Insured dies. If you surrender your Policy, the Cash Value (less any annual Records Maintenance Charge paid upon surrender) will be includible in your income to the extent the amount received exceeds the "investment in the policy." The "investment in the policy" generally is the total Premiums and other consideration paid for the Policy, less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Which Are MECs

   Characterization of a Policy as a MEC. In general, this Policy will constitute a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC, (2) no Premiums or other consideration (other than the exchanged policy) are paid into the Policy during the first 7 Policy Years, and (3) there is no withdrawal or reduction in the Death Benefit during the first 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC if there is a later increase in benefits or any other "material change" of the Policy within the meaning of the tax law.

   Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. Because your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premiums. Thus, you may realize taxable income upon a withdrawal if the Cash Value exceeds the investment in the Policy. You may also realize taxable income when you take a Policy Loan, because any loan (including unpaid loan interest) under the Policy will be treated as a withdrawal for tax purposes. In addition, if you assign or pledge any portion of the value of your Policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Cash Value will be treated as a withdrawal for tax purposes. Before assigning, pledging, or requesting a loan under a Policy which is a MEC, you should consult a tax adviser.

   Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a federal penalty tax equal to ten percent of the portion of the withdrawal that is includible in income, unless the withdrawals are made: (1) after you reach age 59 1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law). Certain other exceptions to the ten percent federal penalty tax may apply.

   Payments under our systematic withdrawal program possibly may not qualify for the exception from federal penalty tax for "substantially equal periodic payments" which is described above. Accordingly, this Policy may be inappropriate for Owners who expect to take substantially equal periodic payments prior to age 59 1/2. You should consult a qualified tax adviser before entering into a systematic withdrawal plan.

   Aggregation of Policies. All life insurance policies which are MECs and which are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in taxable income.

Policies Which Are Not MECs

   Tax Treatment of Withdrawals Generally. If your Policy is not a MEC, the amount of any withdrawal from the Policy will be treated first as a non-taxable recovery of Premiums and then as income from the Policy. Thus, only the portion of a withdrawal that exceeds the investment in the Policy immediately before the withdrawal will be includible in taxable income.

   Tax Treatment of Loans. If your Policy is not a MEC, a loan received under the Policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Cash Value. As a result, you will not realize taxable income on any part of the loan as long as the Policy remains in force. If you surrender your Policy, however, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value. Accordingly, you may be subject to taxation on the loan amount at that time. Moreover, if any portion of your Policy Loan is a Preferred Loan described in "Policy Loans", it is unclear whether the Internal Revenue Service would consider some or all of your Policy Loan to be includible in your taxable income. Absent further guidance, we will treat all Policy Loans, including Preferred Loans, as indebtedness. Generally, you may not deduct interest paid on loans under the Policy, even if you use the loan proceeds in your trade or business.

Survivorship Policies

   Although we believe that the Policy, when issued as a Survivorship Policy, meets the definition of life insurance policy under the Tax Code, the Tax Code does not directly address how it applies to Survivorship Policies. In the absence of final regulations or other guidance under the Tax Code regarding this form of Policy, there is necessarily some uncertainty whether a Survivorship Policy will meet the Tax Code's definition of a life insurance policy. If you are considering purchasing a Survivorship Policy, you should consult a tax adviser.

Loss of Interest Deduction Where Policies are Held by or for the Benefit of Corporations, Trusts, Etc.

   If an entity (such as a corporation or a trust, not an individual) purchases a Policy or is the beneficiary of a Policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a Policy owned by an entity engaged in a trade or business which covers the life of only one individual who is (a) a 20 percent owner of the entity, or (b) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of the 20 percent owner of the entity and the owner's spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be Beneficiaries under a Policy, should consult a tax adviser.

Treatment of Maturity Benefits and Extension of Maturity Date

   If your Policy does not have an Extended Maturity Rider, at the Maturity Date, the Net Surrender Value will be paid to you. Generally, the excess of the Cash Value (less any applicable Records Maintenance Charge) over your investment in the Policy will be includible in your taxable income at that time. If your Policy has an Extended Maturity Rider, we believe the Policy will continue to qualify as life insurance under the Tax Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

Actions to Ensure Compliance with the Tax Law

   We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Tax Code definition of a life insurance policy. We will monitor the amount of your Premiums, and, if your total Premiums during a Policy Year exceed those permitted by the Tax Code, we will refund the excess Premiums no later than 60 days after the end of the Policy Year and will pay interest and other earnings (which will be includible in taxable income) as required by law on the amount refunded. We reserve the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Other Considerations

   Changing the Owner, exchanging the Policy, changing from one Death Benefit option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. The exchange of one life insurance contract for another life insurance contract generally is not taxed (unless cash is distributed or a loan is reduced or forgiven). The insured under the new contract must be the same as the insured under the old contract. Thus, in the case of a Survivorship Policy, the other life insurance contract involved in the exchange must also cover the same two Insureds.

Federal Income Tax Withholding

   We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a Policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding. As Owner, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received under the Policy, whether or not you choose withholding. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Tax Advice

   This summary is not a complete discussion of the tax treatment of the Policy. You should seek tax advice from an attorney or other professional who specializes in tax issues.

                DESCRIPTION OF KILICO AND THE SEPARATE ACCOUNT

KILICO

   We were organized under the laws of the State of Illinois in 1947 as a stock life insurance company. Our offices are located at 1 Kemper Drive, Long Grove, Illinois 60049. We offer life insurance and annuity products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a non-operating holding company. Kemper is a wholly-owned subsidiary of Zurich Group Holding ("ZGH" or "Zurich"), a Swiss holding company, formerly known as Zurich Financial Services. ZGH is wholly-owned by Zurich Financial Services ("ZFS"), a new Swiss holding company. ZFS was formerly Zurich Allied AG, which was merged with Allied Zurich p.l.c. in October 2000.

   KILICO also acts as a sponsor for KILICO Variable Annuity Separate Account, KILICO Variable Separate Account--2 and Kemper Investors Life Insurance Company Variable Annuity Account C. The officers and employees of KILICO are covered by a fidelity bond in the amount of $20 million.

Officers and Directors of KILICO

   Our directors and officers are listed below, together with information as to their dates of election and principal business occupations during the past five or more years (if other than their present occupation). Where no dates are given, the person has held that position for at least the past five years.

         Name and Age
     Position with KILICO       Other Business Experience During Past 5 Years
       Year of Election                            of More
     --------------------       ---------------------------------------------
 Gale K. Caruso (43)           President and Chief Executive Officer of
 President and Chief Executive Federal Kemper Life Assurance Company ("FKLA"),
 Officer since June 1999.      Fidelity Life Association ("FLA") and Zurich
 Director                      Life Insurance Company of America ("ZLICA").
 since July 1999.              President and Chief Executive Officer of Zurich
                               Direct, Incorporated ("ZD") since April 2000.
                               Director of FKLA, FLA and ZLICA since July 1999
                               and of ZD since March 2000. President and Chief
                               Executive Officer of Zurich Kemper Life
                               Insurance Company of New York ("ZKLICONY")
                               since April 2000 and Director since October
                               1999. Chairman and Director of Investors
                               Brokerage Services, Inc. ("IBS") since May 2000
                               and of Investors Brokerage Services Insurance
                               Agency, Inc. ("IBSIA") since March 2000.
                               Chairman and Director of PMG Asset Management,
                               Inc. ("PMGAM"), PMG Life Agency Inc. ("PMGLA"),
                               PMG Marketing, Inc. ("PMG Marketing") and PMG
                               Securities Corporation ("PMG Securities") since
                               March 2000. Executive Vice President and
                               Director of Kemper Corporation ("Kemper") since
                               February 2000. Chairman, President and Chief
                               Executive Officer of Scudder Canada Investor
                               Services, Ltd. from 1995 to June 1999. Managing
                               Director of Scudder Kemper Investments, Inc.
                               from July 1986 to June 1999.

         Name and Age
     Position with KILICO       Other Business Experience During Past 5 Years
       Year of Election                            of More
     --------------------       ---------------------------------------------
 Eliane C. Frye (53)           Executive Vice President of FKLA and FLA since
 Executive Vice President      March 1995. Executive Vice President of ZLICA
 since                         and ZD since March 1996. Executive Vice
 March 1995. Director since    President of ZKLICONY since April 2000 and
 May 1998.                     Director since October 1999. Director of FLA
                               since December 1997. Director of FKLA and ZLICA
                               since May 1998. Director of ZD from March 1996
                               to March 1997. Director of IBS and IBSIA since
                               1995.

 Frederick L. Blackmon (49)    Executive Vice President of FKLA, FLA, ZLICA
 Executive Vice President      and ZD since June 2000. Chief Financial Officer
 since June 2000. Chief        of FKLA since December 1995. Chief Financial
 Financial Officer since       Officer of FLA since January 1996. Chief
 December 1995. Director since Financial Officer of ZLICA and ZD since March
 January 2001.                 1996. Senior Vice President and Chief Financial
                               Officer of ZKLICONY since April 2000. Director
                               of FKLA and ZLICA since January 2001. Senior
                               Vice President of KILICO and FKLA from December
                               1995 to June 2000. Senior Vice President of FLA
                               from January 1996 to June 2000. Senior Vice
                               President of ZLICA and ZD from March 1996 to
                               June 2000. Director of FLA since May 1998.
                               Director of ZD from March 1996 to March 1997
                               and since January 2001. Chief Financial Officer
                               of Kemper since January 1996. Treasurer of
                               Kemper from January 1996 to February 2000.

 Russell M. Bostick (43)       Executive Vice President of FKLA, FLA, ZLICA
 Executive Vice President      and ZD since June 2000. Chief Information
 since June 2000. Chief        Officer of FKLA, FLA, ZLICA and ZD since April
 Information Officer since     1998. Senior Vice President and Chief
 April 1998.                   Information Officer of ZKLICONY since April
                               2000. Senior Vice President of FKLA, FLA, ZLICA
                               and ZD from March 1999 to June 2000. Vice
                               President of FKLA, FLA, KILICO, ZLICA and ZD
                               from April 1998 to March 1999. Chief Technology
                               Officer of Corporate Software & Technology from
                               June 1997 to April 1998. Vice President,
                               Information Technology Department of CNA
                               Insurance Companies from January 1995 to June
                               1997.

 James C. Harkensee (42)       Executive Vice President of FKLA, FLA, ZLICA
 Executive Vice President      and ZD since June
 since June 2000.              2000. Senior Vice President of ZKLICONY since
                               April 2000 and
                               Director since October 1999. Senior Vice
                               President of KILICO, FKLA
                               and FLA from January 1996 to June 2000. Senior
                               Vice President of
                               ZLICA and ZD from 1995 to June 2000. Director
                               of ZD from April
                               1993 to March 1997 and since March 1998.

 James E. Hohmann (45)         Executive Vice President of FKLA, FLA, ZLICA
 Executive Vice President      and ZD since June 2000. Senior Vice President
 since June 2000. Director     of ZKLICONY since April 2000. Senior Vice
 since May 1998.               President of KILICO and FKLA from December 1995
                               to June 2000. Chief Actuary of KILICO and FKLA
                               from December 1995 to January 1999. Senior Vice
                               President of FLA from January 1996 to June
                               2000. Chief Actuary of FLA from January 1996 to
                               January 1999. Senior Vice President of ZLICA
                               and ZD from March 1996 to June 2000. Chief
                               Actuary of ZLICA and ZD from March 1996 to
                               January 1999. Director of FLA since June 1997.
                               Director of FKLA and ZLICA since May 1998.
                               Director of ZD from March 1996 to March 1997.

 Edward K. Loughridge (46)     Executive Vice President of FKLA, FLA, ZLICA
 Executive Vice President      and ZD since June 2000. Corporate Development
 since June 2000. Corporate    Officer of FKLA and FLA since January 1996.
 Development Officer since     Corporate Development Officer for ZLICA and ZD
 January 1996.                 since March 1996. Senior Vice President and
                               Corporate Development Officer of ZKLICONY since
                               April 2000. Senior Vice President of KILICO,
                               FKLA and FLA from January 1996 to June 2000.
                               Senior Vice President of ZLICA and ZD from
                               March 1996 to June 2000.

         Name and Age
     Position with KILICO       Other Business Experience During Past 5 Years
       Year of Election                            of More
     --------------------       ---------------------------------------------
 Debra P. Rezabek (45)         Executive Vice President of FKLA, FLA, ZLICA
 Executive Vice President      and ZD since June 2000. General Counsel of FKLA
 since June 2000. General      and FLA since 1992. General Counsel ZLICA and
 Counsel since May 1993.       ZD since March 1996. Corporate Secretary of
 Corporate Secretary since     FKLA and FLA since January 1996. Corporate
 January 1996. Director since  Secretary of ZLICA and ZD since March 1996.
 January 2001.                 Director of FKLA and ZLICA since January 2001.
                               Senior Vice President of KILICO, FKLA, FLA,
                               ZLICA and ZD from March 1996 to June 2000.
                               Director of FLA since May 1998. Director of ZD
                               from March 1996 to March 1997. Senior Vice
                               President, General Counsel and Corporate
                               Secretary of ZKLICONY since April 2000.
                               Secretary of IBS and IBSIA since 1993.
                               Secretary of PMGAM, PMGLA, PMG Marketing and
                               PMG Securities since March 2000. Director of
                               Government Affairs of FKLA and FLA from 1992 to
                               April 1997 and of KILICO from 1993 to April
                               1997. Assistant Secretary of Kemper since
                               January 1996.

 Edward L. Robbins (61)        Executive Vice President of FKLA, FLA, ZLICA
 Executive Vice President      and ZD since June 2000. Chief Actuary of FKLA,
 since June 2000. Chief        FLA, ZLICA and ZD since March 1999. Senior Vice
 Actuary since March 1999.     President and Chief Actuary of ZKLICONY since
                               April 2000. Senior Vice President of KILICO,
                               FKLA, FLA, ZLICA and ZD from March 1999 to June
                               2000. Senior Actuary of FKLA, FLA, KILICO,
                               ZLICA and ZD from July 1998 to March 1999.
                               Principal of KPMG Peat Marwick LLP from May
                               1984 to July 1998.

 Ivor K. H. Tham (38)          Executive Vice President of FKLA, FLA and ZLICA
 Executive Vice President      since September
 since                         2000 and of ZD since January 2001. Vice
 September 2000.               President of Mass Mutual
                               Financial from 1999 to September 2000.
                               Assistant Vice President of
                               Times Publishing Ltd. from 1994 to 1999.

 George Vlaisavljevich (58)    Executive Vice President of FKLA, FLA, ZLICA
 Executive Vice President      and ZD since June 2000. Senior Vice President
 since June 2000.              of KILICO, FKLA, FLA and ZLICA since October
                               1996. Senior Vice President of ZD since March
                               1997. Senior Vice President of ZKLICONY since
                               April 2000. Director of IBS and IBSIA since
                               October 1996. Director of PMGAM, PMGLA, PMG
                               Marketing and PMG Securities since March 2000.
                               Executive Vice President of The Copeland
                               Companies from April 1983 to September 1996.

 Martin D. Feinstein (52)      Chairman of the Board of FKLA, FLA and ZLICA
 Chairman of the Board since   since January 2001. Chairman of the Board of
 January 2001.                 Farmers Group, Inc. ("FGI") since November 1997
                               and President since January 1995. Chief
                               Executive Officer of FGI since January 1995 and
                               Director since February 1995. Member of Group
                               Management Board of Zurich Financial Services
                               since March 1998. Director of Zurich Scudder
                               Investments, Inc. since January 2001. Director
                               of Farmers New World Life. Chief Operating
                               Officer of FGI from January 1995 to January
                               1997. Director of B.A.T. from January 1997 to
                               September 1998.

   The business address of each of the foregoing officers and directors is 1 Kemper Drive, Long Grove, Illinois 60049.

Separate Account

   KILICO Variable Separate Account was established on January 22, 1987, as a separate investment account under the laws of Illinois. The Separate Account receives and invests Premiums under the Policy. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.

   Benefits provided under the Policies are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

   Thirty-seven Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios. We may add or delete Subaccounts in the future.

   The Separate Account purchases and redeems shares from the Portfolios at net asset value. We redeem shares of the Portfolios as necessary to provide benefits, to deduct Policy charges and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.

Safekeeping of the Separate Account's Assets

   We hold the assets of the Separate Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

State Regulation of KILICO

   We are subject to the laws of Illinois and regulated by the Illinois Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our Policy liabilities and reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

                           DISTRIBUTION OF POLICIES

   Investors Brokerage Services, Inc. ("IBS") serves as distributor of the Policies. IBS is located at 1 Kemper Drive, Long Grove, Illinois 60049. IBS is our wholly-owned subsidiary. It is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act"), and is a member of the National Association of Securities Dealers, Inc.

   The Policies described in this Prospectus are sold by registered representatives of broker-dealers or bank employees who are licensed insurance agents appointed by us, either individually or through an incorporated insurance agency. IBS enters into selling agreements with the unaffiliated broker-dealers and banks whose personnel participate in the offer and sale of the Policies. In some states, the Policies may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the 1934 Act, pursuant to legal and regulatory exceptions.

   The maximum sales compensation payable by us is not more than the equivalent of 7.5% percent of each Premium. Trail Commissions of up to 1.0% of Cash Value may also be paid where a lower commission rate applies to Premiums. In addition, we may pay or permit other promotional incentives, in cash, or credit or other compensation. We also may pay asset-based expense allowances and service fees.

   The distribution agreement with IBS provides for indemnification of IBS by KILICO and the Separate Account for liability arising out of allegedly untrue statements in, or omissions of material fact from, the Prospectus or the registration statement. IBS agrees to indemnify KILICO and the Separate Account against claims arising from the conduct of IBS or unaffiliated broker-dealers that sell Policies.

                               LEGAL PROCEEDINGS

   There are no pending legal proceedings affecting the Separate Account. We are engaged in routine law suits which, in our management's judgment, are not of material importance to our total assets or material with respect to the Separate Account.

                                 LEGAL MATTERS

   All matters of Illinois law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Illinois law, have been passed upon by Frank Julian, Esq., our Associate General Counsel. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., Suite 400, East Lobby, Washington, D.C. 20007-5201, serves as special counsel to KILICO with regard to the federal securities laws.

                            REGISTRATION STATEMENT

   We have filed a registration statement with the SEC, Washington, D.C., under the 1933 Act, with respect to the Policies offered by this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Separate Account, KILICO, and the Policies. The descriptions in this Prospectus of the Policies and other legal instruments are summaries. You should refer to those instruments as filed for their precise terms.

                                    EXPERTS

   The consolidated balance sheets of KILICO as of December 31, 2000 and 1999 and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for the years ended December 31, 2000, 1999 and 1998 have been included herein and in the registration statement in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

   The combined statements of assets and liabilities and policy owners' equity of Kemper Investors Life Insurance Company's KILICO Variable Separate Account as of December 31, 2000 and the related combined statements of operations for the year then ended and the combined statements of changes in policy owners' equity for each of the two years in the period then ended have been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

   Actuarial matters included in this Prospectus have been examined by Steven
D. Powell, FSA, as stated in the opinion filed as an exhibit to the registration statement.

                             FINANCIAL STATEMENTS

   The included financial statements for KILICO only bear on our ability to meet our obligations under the Policy. They do not relate to the investment performance of the assets held in the Separate Account.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of Kemper Investors Life Insurance Company and Policy Owners of Kemper Investors Life Insurance Company's
KILICO Variable Separate Account

   In our opinion, the accompanying combined statement of assets and liabilities and policy owners' equity and the related combined statement of operations and combined statements of changes in policy owners' equity present fairly, in all material respects, the financial position of KILICO Variable Separate Account (the "Company") at December 31, 2000 and the results of its operations for the year then ended and the changes in its policy owners' equity for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of portfolio shares owned at December 31, 2000 by correspondence with the underlying funds. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 20, 2001
Chicago, Illinois

KILICO Variable Separate Account

Combined Statement of Assets and Liabilities and Policy Owners' Equity

December 31, 2000
(in thousands)

                                                               Kemper Variable Series
                                   -------------------------------------------------------------------------------
                          Total
                          KILICO     Kemper     Kemper     Kemper     Kemper                   Kemper     Kemper
                         Variable  Aggressive Technology Small Cap  Small Cap     Kemper        New       Global
                         Separate    Growth     Growth     Growth     Value    International   Europe   Blue Chip
                         Account   Subaccount Subaccount Subaccount Subaccount  Subaccount   Subaccount Subaccount
                         --------  ---------- ---------- ---------- ---------- ------------- ---------- ----------
ASSETS
 Investments in
  underlying portfolio
  funds, at current
  values................ $37,222       160        270      2,580        --          372          30         99
 Dividends and other
  receivables...........      50        --         --          1        --           --          --         --
                         -------      ----       ----      -----       ---         ----         ---        ---
   Total assets.........  37,272       160        270      2,581        --          372          30         99
                         -------      ----       ----      -----       ---         ----         ---        ---
LIABILITIES AND POLICY
 OWNERS' EQUITY
 Liabilities:
 Mortality and expense
  risk and
  administrative
  charges...............       1        --         --         --        --           --          --         --
 Other payables.........     113        --         --         --        --            1          --         --
                         -------      ----       ----      -----       ---         ----         ---        ---
   Total liabilities....     114        --         --         --        --            1          --         --
                         -------      ----       ----      -----       ---         ----         ---        ---
 Policy Owners' Equity.. $37,158       160        270      2,581        --          371          30         99
                         =======      ====       ====      =====       ===         ====         ===        ===
ANALYSIS OF POLICY
 OWNERS' EQUITY
 Excess (deficiency) of
  proceeds from units
  sold over payments for
  units redeemed........ $26,467       180        363      2,265        --          342          30         99
 Accumulated net
  investment income
  (loss)................   9,826        (1)        (2)       275        --           79          --         --
 Accumulated net
  realized gain (loss)
  on sales of
  investments...........   3,124        --          1         71        --            2          --         --
 Unrealized appreciation
  (depreciation) of
  investments...........  (2,259)      (19)       (92)       (30)       --          (52)         --         --
                         -------      ----       ----      -----       ---         ----         ---        ---
 Policy Owners' Equity.. $37,158       160        270      2,581        --          371          30         99
                         =======      ====       ====      =====       ===         ====         ===        ===

See accompanying notes to financial statements.

                                      Kemper Variable Series
---------------------------------------------------------------------------------------------------

              Kemper     Kemper     Kemper     Kemper     Kemper     Kemper     Kemper
  Kemper    Contrarian    Blue     Value +    Horizon     Total     Horizon      High      Kemper
  Growth      Value       Chip      Growth      20+       Return      10+       Yield    Horizon 5
Subaccount  Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
----------  ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
     3,019       7         241        46         --       3,027        --         650        --
         1      --          --        --         --          12        --          --        --
    ------     ---        ----       ---        ---       -----       ---       -----       ---
     3,020       7         241        46         --       3,039        --         650        --
    ------     ---        ----       ---        ---       -----       ---       -----       ---
         5      --          --        --         --          --        --          --        --
         5      --          --        --         --           2        --          --        --
    ------     ---        ----       ---        ---       -----       ---       -----       ---
         5      --          --        --         --           2        --          --        --
    ------     ---        ----       ---        ---       -----       ---       -----       ---
     3,015       7         241        46         --       3,037        --         650        --
    ======     ===        ====       ===        ===       =====       ===       =====       ===
       615       6         256        47         --          10        --        (305)       --
     1,691      --          --        --         --       2,234        --       1,121        --
     1,175      --          (1)       --         --         930        --         (39)       --
     (466)       1         (14)       (1)        --        (137)       --        (127)       --
    ------     ---        ----       ---        ---       -----       ---       -----       ---
     3,015       7         241        46         --       3,037        --         650        --
    ======     ===        ====       ===        ===       =====       ===       =====       ===

KILICO Variable Separate Account

Combined Statement of Assets and Liabilities and Policy Owners' Equity
(continued)

December 31, 2000
(in thousands)

                                                         Kemper Variable Series
                         ---------------------------------------------------------------------------------------
                                                                                KVS Dreman               KVS
                           Kemper     Kemper     Kemper     Kemper   KVS Dreman    High       KVS      Focused
                         Strategic  Investment Government   Money    Financial    Return     Index    Large Cap
                           Income   Grade Bond Securities   Market    Services    Equity      500       Growth
                         Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                         ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
ASSETS
 Investments in
  underlying portfolio
  funds, at current
  values................    $--         12       5,055      1,722        36        244        210        127
 Dividends and other
  receivables...........     --         --          --         13        --         --         --         --
                            ---        ---       -----      -----       ---        ---        ---        ---
   Total assets.........     --         12       5,055      1,735        36        244        210        127
                            ---        ---       -----      -----       ---        ---        ---        ---
LIABILITIES AND POLICY
 OWNERS' EQUITY
 Liabilities:
 Mortality and expense
  risk and
  administrative
  charges...............     --         --          --         --        --         --         --         --
 Other payables.........     --         --          --         49        --          1         --         --
                            ---        ---       -----      -----       ---        ---        ---        ---
   Total liabilities....     --         --          --         49        --          1         --         --
                            ---        ---       -----      -----       ---        ---        ---        ---
 Policy Owners' Equity..    $--         12       5,055      1,686        36        243        210        127
                            ===        ===       =====      =====       ===        ===        ===        ===
ANALYSIS OF POLICY
 OWNERS' EQUITY
 Excess of proceeds from
  units sold over
  payments for units
  redeemed..............    $--         11       2,134      1,000        33        208        219        159
 Accumulated net
  investment income
  (loss)................     --         --       2,299        686        --          2         --         --
 Accumulated net
  realized gain (loss)
  on sales of
  investments...........     --         --         573         --        --         --         --         --
 Unrealized appreciation
  (depreciation) of
  investments...........     --          1          49         --         3         33         (9)       (32)
                            ---        ---       -----      -----       ---        ---        ---        ---
 Policy Owners' Equity..    $--         12       5,055      1,686        36        243        210        127
                            ===        ===       =====      =====       ===        ===        ===        ===

See accompanying notes to financial statements.

                                                                                     The Alger American
 Kemper Variable Series             Scudder Variable Life Investment Fund                   Fund
------------------------- --------------------------------------------------------- ---------------------
                           Scudder    Scudder                  Scudder    Scudder     Alger
     KVS                     VLIF       VLIF                     VLIF    VLIF 21st   American    Alger
   Growth      KVS Growth   Global   Growth and Scudder VLIF   Capital    Century   Leveraged   American
Opportunities  and Income Discovery    Income   International   Growth     Growth     AllCap    Balanced
 Subaccount    Subaccount Subaccount Subaccount  Subaccount   Subaccount Subaccount Subaccount Subaccount
-------------  ---------- ---------- ---------- ------------- ---------- ---------- ---------- ----------


  355             223        212        307          330         268        171         69        132

   --              --         --          2           --          --          1         --         10
                  ---        ---        ---          ---         ---        ---        ---        ---
  355             223        212        309          330         268        172         69        142
  ---             ---        ---        ---          ---         ---        ---        ---        ---

   --              --         --         --           --          --         --         --         --
   --              --         --         --            1          --         --         --         --
  ---             ---        ---        ---          ---         ---        ---        ---        ---
   --              --         --         --            1          --         --         --         --
  ---             ---        ---        ---          ---         ---        ---        ---        ---
  355             223        212        309          329         268        172         69        142
  ===             ===        ===        ===          ===         ===        ===        ===        ===

  423             243        214        317          350         284        199         90        144

   (2)             --         (1)         4           15          --         (1)        --         --

   (4)             (5)        --         (1)          (1)         (2)        (3)        --         --

  (62)            (15)        (1)       (11)         (35)        (14)       (23)       (21)        (2)
  ---             ---        ---        ---          ---         ---        ---        ---        ---
  355             223        212        309          329         268        172         69        142
  ===             ===        ===        ===          ===         ===        ===        ===        ===

KILICO Variable Separate Account

Combined Statement of Assets and Liabilities and Policy Owners' Equity
(continued)

December 31, 2000
(in thousands)

                         The Dreyfus
                          Socially
                         Responsible  Dreyfus
                           Growth    Investment
                         Fund, Inc.  Portfolios     Warburg Pincus Trust
                         ----------- ---------- -----------------------------
                         The Dreyfus
                          Socially    Dreyfus   Warburg Pincus Warburg Pincus
                         Responsible   MidCap      Emerging        Global
                           Growth      Stock       Markets      Post-Venture     Other
                         Subaccount  Subaccount   Subaccount    Subaccounts   Subaccounts
                         ----------- ---------- -------------- -------------- -----------
ASSETS
 Investments in
  underlying portfolio
  funds, at current
  values................     $77         39           --             22         17,110
 Dividends and other
  Receivables...........      --          1           --             --              9
                             ---        ---          ---            ---         ------
   Total assets.........      77         40           --             22         17,119
                             ---        ---          ---            ---         ------
LIABILITIES AND POLICY
 OWNERS' EQUITY
 Liabilities:
 Mortality and expense
  risk and
  administrative
  charges...............      --         --           --             --              1
 Other payables.........      --         --           --             --             54
                             ---        ---          ---            ---         ------
   Total liabilities....      --         --           --             --             55
                             ---        ---          ---            ---         ------
 Policy Owners' Equity..     $77         40           --             22         17,064
                             ===        ===          ===            ===         ======
ANALYSIS OF POLICY
 OWNERS' EQUITY
 Excess of proceeds from
  units sold over
  payments for units
  redeemed..............     $80         41           --             27         16,383
 Accumulated net
  investment income.....      --          1           --              3          1,423
 Accumulated net
  realized gain (loss)
  on sales of
  investments...........      --         (1)          --             (1)           430
 Unrealized depreciation
  of investments........      (3)        (1)          --             (7)        (1,172)
                             ---        ---          ---            ---         ------
 Policy Owners' Equity..     $77         40           --             22         17,064
                             ===        ===          ===            ===         ======

See accompanying notes to financial statements.

                      (This page intentionally left blank)

KILICO Variable Separate Account

Combined Statement of Operations

For the year ended December 31, 2000
(in thousands)

                                                                 Kemper Variable Series
                      Total    -------------------------------------------------------------------------------------------
                      KILICO      Kemper        Kemper       Kemper     Kemper                    Kemper
                     Variable   Aggressive    Technology   Small Cap  Small Cap     Kemper          New      Kemper Global
                     Separate     Growth        Growth       Growth     Value    International    Europe       Blue Chip
                     Account   Subaccount(a) Subaccount(a) Subaccount Subaccount  Subaccount   Subaccount(a) Subaccount(a)
                     --------  ------------- ------------- ---------- ---------- ------------- ------------- -------------
Revenue
 Dividends and
  capital gains
  distributions....  $  2,744        --            --          246         --          53            --            --
Expenses
 Mortality and
  expense risk and
  administrative
  charges..........       374         1             2           14         --           5            --            --
                     --------       ---           ---         ----       ----        ----           ---           ---
 Net investment
  income (loss)....     2,370        (1)           (2)         232         --          48            --            --
                     --------       ---           ---         ----       ----        ----           ---           ---
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments
 Net realized gain
  (loss) on sales
  of investments...       311        --             1           46         --           3            --            --
 Change in
  unrealized
  appreciation
  (depreciation) of
  investments......    (8,646)      (19)          (92)        (673)        --        (141)           --            --
                     --------       ---           ---         ----       ----        ----           ---           ---
 Net realized and
  unrealized gain
  (loss) on
  investments......    (8,335)      (19)          (91)        (627)        --        (138)           --            --
                     --------       ---           ---         ----       ----        ----           ---           ---
Net increase
 (decrease) in
 Policy Owners'
 Equity resulting
 from operations...  $(5,965)       (20)          (93)        (395)        --         (90)           --            --
                     ========       ===           ===         ====       ====        ====           ===           ===

---------
(a) For the period (commencement of operations): July 17, 2000--Kemper Aggressive Growth Subaccount; May 22, 2000--Kemper Technology Growth Subaccount and Kemper Blue Chip Subaccount; July 1, 2000--Kemper New Europe Subaccount; July 31, 2000--Kemper Global Blue Chip Subaccount and Kemper Value + Growth Subaccount; September 15, 2000--Kemper Contrarian Value Subaccount; to December 31, 2000.

See accompanying notes to financial statements.

                                          Kemper Variable Series
------------------------------------------------------------------------------------------------------------
               Kemper        Kemper        Kemper       Kemper     Kemper     Kemper     Kemper
  Kemper     Contrarian       Blue         Value +     Horizon     Total     Horizon      High      Kemper
  Growth        Value         Chip         Growth        20+       Return      10+       Yield    Horizon 5
Subaccount  Subaccount(a) Subaccount(a) Subaccount(a) Subaccount Subaccount Subaccount Subaccount Subaccount
----------  ------------- ------------- ------------- ---------- ---------- ---------- ---------- ----------


     356          --            --            --          --         257        --         112        --



      42          --            --            --          --          21        --           6        --
  ------         ---           ---           ---         ---        ----       ---        ----       ---

     314          --            --            --          --         236        --         106        --
  ------         ---           ---           ---         ---        ----       ---        ----       ---

     194          --            (1)           --          --         (82)       --         (64)       --
  (1,387)          1           (14)           (1)         --        (338)       --        (114)       --
  ------         ---           ---           ---         ---        ----       ---        ----       ---
  (1,193)          1           (15)           (1)         --        (420)       --        (178)       --
  ------         ---           ---           ---         ---        ----       ---        ----       ---
    (879)          1           (15)           (1)         --        (184)       --         (72)       --
  ======         ===           ===           ===         ===        ====       ===        ====       ===

KILICO Variable Separate Account

For the year ended December 31, 2000
(in thousands)

                                                            Kemper Variable Series
                     ----------------------------------------------------------------------------------------------------
                                   Kemper                                KVS
                       Kemper    Investment     Kemper     Kemper      Dreman     KVS Dreman       KVS           KVS
                     Strategic      Grade     Government   Money      Financial   High Return     Index     Focused Large
                       Income       Bond      Securities   Market     Services      Equity         500       Cap Growth
                     Subaccount Subaccount(b) Subaccount Subaccount Subaccount(b) Subaccount  Subaccount(b) Subaccount(b)
                     ---------- ------------- ---------- ---------- ------------- ----------- ------------- -------------
Revenue
 Dividends and
  capital gains
  distributions....     $--           --         292         84           --            4           --            --
Expenses
 Mortality and
  expense risk and
  administrative
  charges..........      --           --          39         55           --            2           --            --
                        ---          ---         ---        ---          ---          ---          ---           ---
 Net investment
  income (loss)....      --           --         253         29           --            2           --            --
                        ---          ---         ---        ---          ---          ---          ---           ---
Net Realized and
 Unrealized Gain
 (Loss) on
 Investments
 Net realized loss
  on sales of
  investments......      --           --          (5)        --           --           --           --            --
 Change in
  unrealized
  appreciation
  (depreciation) of
  investments......      --            1         168         --            3           34           (9)          (32)
                        ---          ---         ---        ---          ---          ---          ---           ---
 Net realized and
  unrealized gain
  (loss) on
  investments......      --            1         163         --            3           34           (9)          (32)
                        ---          ---         ---        ---          ---          ---          ---           ---
Net increase
 (decrease) in
 Policy Owners'
 Equity resulting
 from operations...     $--            1         416         29            3           36           (9)          (32)
                        ===          ===         ===        ===          ===          ===          ===           ===

---------
(b) For the period (commencement of operations): May 22, 2000--Kemper Investment Grade Bond Subaccount and KVS Index 500; August 29, 2000--KVS Dreman Financial Services Subaccount; July 18, 2000--KVS Focused Large Cap Growth Subaccount; July 1, 2000--KVS Growth Opportunities Subaccount, KVS Growth and Income Subaccount, Scudder VLIF Capital Growth Subaccount and Alger American Balanced Subaccount; July 17, 2000--Scudder VLIF Global Discovery Subaccount; August 28, 2000--Scudder VLIF 21st Century Growth Subaccount; August 15, 2000--Alger American Leveraged AllCap Subaccount; to December 31, 2000.

See accompanying notes to financial statements.

  Kemper Variable Series                    Scudder Variable Life Investment Fund                   The Alger American Fund
---------------------------- -------------------------------------------------------------------- ---------------------------
                                                                                                      Alger
     KVS            KVS      Scudder VLIF  Scudder VLIF               Scudder VLIF  Scudder VLIF    American        Alger
   Growth         Growth        Global      Growth and  Scudder VLIF     Capital    21st Century    Leveraged     American
Opportunities   and Income     Discovery      Income    International    Growth        Growth        AllCap       Balanced
Subaccount(b)  Subaccount(b) Subaccount(b)  Subaccount   Subaccount   Subaccount(b) Subaccount(b) Subaccount(b) Subaccount(b)
-------------  ------------- ------------- ------------ ------------- ------------- ------------- ------------- -------------
      --             --            --            3            15            --            --            --            --
       2             --             1           --             2            --             1            --            --
     ---            ---           ---          ---           ---           ---           ---           ---           ---
      (2)            --            (1)           3            13            --            (1)           --            --
     ---            ---           ---          ---           ---           ---           ---           ---           ---
      (4)            (5)           --           (1)           (2)           (2)           (3)           --            --
     (62)           (15)           (1)         (10)          (57)          (14)          (23)          (21)           (2)
     ---            ---           ---          ---           ---           ---           ---           ---           ---
     (66)           (20)           (1)         (11)          (59)          (16)          (26)          (21)           (2)
     ---            ---           ---          ---           ---           ---           ---           ---           ---
     (68)           (20)           (2)          (8)          (46)          (16)          (27)          (21)           (2)
     ===            ===           ===          ===           ===           ===           ===           ===           ===

KILICO Variable Separate Account

For the year ended December 31, 2000
(in thousands)

                           The Dreyfus
                            Socially
                           Responsible     Dreyfus
                          Growth Fund,   Investment
                              Inc.       Portfolios     Warburg Pincus Trust
                          ------------- ------------- ------------------------
                           The Dreyfus                 Warburg      Warburg
                            Socially                    Pincus   Pincus Global
                           Responsible     Dreyfus     Emerging  Post-Venture
                             Growth     MidCap Stock   Markets      Capital       Other
                          Subaccount(c) Subaccount(c) Subaccount Subaccount(c) Subaccounts
                          ------------- ------------- ---------- ------------- -----------
Revenue
 Dividends and capital
  gains distributions...       $--             1          --            3         1,318
Expenses
 Mortality and expense
  risk and
  administrative
  charges...............        --            --          --           --           181
                               ---           ---         ---          ---        ------
 Net investment income..        --             1          --            3         1,137
                               ---           ---         ---          ---        ------
Net Realized and
 Unrealized Gain (Loss)
 on Investments
 Net realized gain
  (loss) on sales of
  investments...........        --            (1)         --           (1)          238
 Change in unrealized
  depreciation of
  investments...........        (3)           (1)         --           (7)       (5,817)
                               ---           ---         ---          ---        ------
 Net realized and
  unrealized loss on
  investments...........        (3)           (2)         --           (8)       (5,579)
                               ---           ---         ---          ---        ------
Net decrease in Policy
 Owners' Equity
 resulting from
 operations.............       $(3)           (1)         --           (5)       (4,442)
                               ===           ===         ===          ===        ======

---------
(c) For the period (commencement of operations): August 29, 2000--The Dreyfus Socially Responsible Growth Subaccount; September 5, 2000--Dreyfus MidCap Stock Subaccount; September 27, 2000--Warburg Pincus Global Post-Venture Capital Subaccount; to December 31, 2000.

See accompanying notes to financial statements.

                      (This page intentionally left blank)

KILICO Variable Separate Account

Combined Statements of Changes in Policy Owners' Equity

For the year ended December 31, 2000
(in thousands)

                                                                  Kemper Variable Series
                       Total    -------------------------------------------------------------------------------------------
                       KILICO      Kemper        Kemper       Kemper     Kemper
                      Variable   Aggressive    Technology   Small Cap  Small Cap     Kemper      Kemper New   Kemper Global
                      Separate     Growth        Growth       Growth     Value    International    Europe       Blue Chip
                      Account   Subaccount(a) Subaccount(a) Subaccount Subaccount  Subaccount   Subaccount(a) Subaccount(a)
                      --------  ------------- ------------- ---------- ---------- ------------- ------------- -------------
Operations
 Net investment
  income (loss).....  $ 2,370         (1)           (2)         232        --           48            --            --
 Net realized gain
  (loss) on sales of
  investments.......      311         --             1           46        --            3            --            --
 Change in
  unrealized
  appreciation
  (depreciation) of
  investments.......   (8,646)       (19)          (92)        (673)       --         (141)           --            --
                      -------        ---           ---        -----       ---         ----           ---           ---
 Net increase
  (decrease) in
  Policy Owners'
  Equity resulting
  from operations...   (5,965)       (20)          (93)        (395)       --          (90)           --            --
                      -------        ---           ---        -----       ---         ----           ---           ---
Account Unit
 Transactions
 Proceeds from units
  sold..............   18,537         84            89        1,005        --          152            --            30
 Net transfers (to)
  from affiliate and
  subaccounts.......    1,174         97           275          320        --            7            31            69
 Payments for units
  redeemed..........   (9,909)        (1)           (1)        (520)       --          (76)           (1)           --
                      -------        ---           ---        -----       ---         ----           ---           ---
 Net increase
  (decrease) in
  Policy Owners'
  Equity from
  account unit
  transactions......    9,802        180           363          805        --           83            30            99
                      -------        ---           ---        -----       ---         ----           ---           ---
Total increase
 (decrease) in
 Policy Owners'
 Equity.............    3,837        160           270          410        --           (7)           30            99
Beginning of year...   33,321         --            --        2,171        --          378            --            --
                      -------        ---           ---        -----       ---         ----           ---           ---
End of year.........  $37,158        160           270        2,581        --          371            30            99
                      =======        ===           ===        =====       ===         ====           ===           ===

---------
(a) For the period (commencement of operations): July 17, 2000--Kemper Aggressive Growth Subaccount; May 22, 2000--Kemper Technology Growth Subaccount and Kemper Blue Chip Subaccount; July 1, 2000--Kemper New Europe Subaccount; July 31, 2000--Kemper Global Blue Chip Subaccount and Kemper Value + Growth Subaccount; September 15, 2000--Kemper Contrarian Value Subaccount; to December 31, 2000.

See accompanying notes to financial statements.

                                          Kemper Variable Series
------------------------------------------------------------------------------------------------------------
               Kemper        Kemper        Kemper       Kemper     Kemper     Kemper     Kemper
  Kemper     Contrarian       Blue         Value +     Horizon     Total     Horizon      High      Kemper
  Growth        Value         Chip         Growth        20+       Return      10+       Yield    Horizon 5
Subaccount  Subaccount(a) Subaccount(a) Subaccount(a) Subaccount Subaccount Subaccount Subaccount Subaccount
----------  ------------- ------------- ------------- ---------- ---------- ---------- ---------- ----------
     314          --            --            --          --         236        --         106        --
     194          --            (1)           --          --         (82)       --         (64)       --
  (1,387)          1           (14)           (1)         --        (338)       --        (114)       --
  ------         ---           ---           ---         ---       -----       ---        ----       ---
    (879)          1           (15)           (1)         --        (184)       --         (72)       --
  ------         ---           ---           ---         ---       -----       ---        ----       ---
     440          --            49            --          --          87        --         105        --
     310           6           208            47          --         168        --         (36)       --
    (980)         --            (1)           --          --        (499)       --        (319)       --
  ------         ---           ---           ---         ---       -----       ---        ----       ---
    (230)          6           256            47          --        (244)       --        (250)       --
  ------         ---           ---           ---         ---       -----       ---        ----       ---
  (1,109)          7           241            46          --        (428)       --        (322)       --
   4,124          --            --            --          --       3,465        --         972        --
  ------         ---           ---           ---         ---       -----       ---        ----       ---
   3,015           7           241            46          --       3,037        --         650        --
  ======         ===           ===           ===         ===       =====       ===        ====       ===

KILICO Variable Separate Account

For the year ended December 31, 2000
(in thousands)

                                                             Kemper Variable Series
                       ---------------------------------------------------------------------------------------------------
                                                                           KVS      KVS Dreman
                         Kemper      Kemper       Kemper     Kemper      Dreman        High                       KVS
                       Strategic   Investment   Government   Money      Financial     Return        KVS      Focused Large
                         Income    Grade Bond   Securities   Market     Services      Equity     Index 500    Cap Growth
                       Subaccount Subaccount(b) Subaccount Subaccount Subaccount(b) Subaccount Subaccount(b) Subaccount(b)
                       ---------- ------------- ---------- ---------- ------------- ---------- ------------- -------------
Operations
 Net investment
  income (loss)......     $ --          --          253          29         --           2           --            --
 Net realized loss on
  sales of
  investments........       --          --           (5)         --         --          --           --            --
 Change in unrealized
  appreciation
  (depreciation) of
  investments........       --           1          168          --          3          34           (9)          (32)
                          ----         ---        -----      ------        ---         ---          ---           ---
 Net increase
  (decrease) in
  Policy Owners'
  Equity resulting
  from operations....       --           1          416          29          3          36           (9)          (32)
                          ----         ---        -----      ------        ---         ---          ---           ---
Account Unit
 Transactions
 Proceeds from units
  sold...............       --          --           31       6,957         --         102           49            --
 Net transfers (to)
  from affiliate and
  subaccounts........       --          11          511      (4,285)        33         134          170           160
 Payments for units
  redeemed...........       --          --         (207)     (2,946)        --         (44)          --            (1)
                          ----         ---        -----      ------        ---         ---          ---           ---
 Net increase
  (decrease) in
  Policy Owners'
  Equity from account
  unit transactions..       --          11          335        (274)        33         192          219           159
                          ----         ---        -----      ------        ---         ---          ---           ---
Total increase
 (decrease) in Policy
 Owners' Equity......       --          12          751        (245)        36         228          210           127
Beginning of year....       --          --        4,304       1,931         --          15           --            --
                          ----         ---        -----      ------        ---         ---          ---           ---
End of year..........     $ --          12        5,055       1,686         36         243          210           127
                          ====         ===        =====      ======        ===         ===          ===           ===

---------
(b) For the period (commencement of operations): May 22, 2000--Kemper Investment Grade Bond Subaccount and KVS Index 500 Subaccount; August 29, 2000--KVS Dreman Financial Services Subaccount; July 18, 2000--KVS Focused Large Cap Growth Subaccount; July 1, 2000--KVS Growth Opportunities Subaccount, KVS Growth and Income Subaccount, Scudder VLIF Capital Growth Subaccount and Alger American Balanced Subaccount; July 17, 2000--Scudder VLIF Global Discovery Subaccount; August 28, 2000--Scudder VLIF 21st Century Growth Subaccount; August 15, 2000--Alger American Leveraged AllCap Subaccount; to December 31, 2000.

See accompanying notes to financial statements.

                                                                                                                   The Alger
         Kemper Variable Series                           Scudder Variable Life Investment Fund                  American Fund
------------------------------------------ -------------------------------------------------------------------- -----------------
                                                                                                      Alger
                             Scudder VLIF  Scudder VLIF               Scudder VLIF  Scudder VLIF    American       Alger
 KVS Growth     KVS Growth      Global      Growth and  Scudder VLIF     Capital    21st Century    Leveraged     American
Opportunities   and Income     Discovery      Income    International    Growth        Growth        AllCap       Balanced
Subaccount(b)  Subaccount(b) Subaccount(b)  Subaccount   Subaccount   Subaccount(b) Subaccount(b) Subaccount(b) Subaccount(b)
-------------  ------------- ------------- ------------ ------------- ------------- ------------- ------------- ------------
      (2)            --            (1)           3            13            --            (1)           --           --
      (4)            (5)           --           (1)           (2)           (2)           (3)           --           --
     (62)           (15)           (1)         (10)          (57)          (14)          (23)          (21)          (2)
     ---            ---           ---          ---           ---           ---           ---           ---          ---
     (68)           (20)           (2)          (8)          (46)          (16)          (27)          (21)          (2)
     ---            ---           ---          ---           ---           ---           ---           ---          ---
      17             17            83          160           124            77            78            --            2
     407            227           131          157           203           207           122            90          142
     (1)             (1)           --          (69)          (45)           --            (1)           --           --
     ---            ---           ---          ---           ---           ---           ---           ---          ---
     423            243           214          248           282           284           199            90          144
     ---            ---           ---          ---           ---           ---           ---           ---          ---
     355            223           212          240           236           268           172            69          142
      --             --            --           69            93            --            --            --           --
     ---            ---           ---          ---           ---           ---           ---           ---          ---
     355            223           212          309           329           268           172            69          142
     ===            ===           ===          ===           ===           ===           ===           ===          ===

KILICO Variable Separate Account

For the year ended December 31, 2000
(in thousands)

                           The Dreyfus
                            Socially
                           Responsible     Dreyfus
                          Growth Fund,   Investment
                              Inc.       Portfolios     Warburg Pincus Trust
                          ------------- ------------- ------------------------
                           The Dreyfus                 Warburg      Warburg
                            Socially                    Pincus   Pincus Global
                           Responsible     Dreyfus     Emerging  Post-Venture
                             Growth     MidCap Stock   Markets      Capital       Other
                          Subaccount(c) Subaccount(c) Subaccount Subaccount(c) Subaccounts
                          ------------- ------------- ---------- ------------- -----------
Operations
 Net investment income..       $--             1          --            3         1,137
 Net realized gain
  (loss) on sales of
  investments...........        --            (1)         --           (1)          238
 Change in unrealized
  depreciation of
  investments...........        (3)           (1)         --           (7)       (5,817)
                               ---           ---         ---          ---        ------
 Net decrease in Policy
  Owners' Equity
  resulting from
  operations............        (3)           (1)         --           (5)       (4,442)
                               ---           ---         ---          ---        ------
Account Unit
 Transactions
 Proceeds from units
  sold..................        --             6          --           --         8,793
 Net transfers (to) from
  affiliate and
  subaccounts...........        80            35          --           27         1,110
 Payments for units
  redeemed..............        --            --          --           --        (4,196)
                               ---           ---         ---          ---        ------
 Net increase in Policy
  Owners' Equity from
  account unit
  transactions..........        80            41          --           27         5,707
                               ---           ---         ---          ---        ------
Total increase in Policy
 Owners' Equity.........        77            40          --           22         1,265
Beginning of year.......        --            --          --           --        15,799
                               ---           ---         ---          ---        ------
End of year.............       $77            40          --           22        17,064
                               ===           ===         ===          ===        ======

---------
(c) For the period (commencement of operations): August 29, 2000--The Dreyfus Socially Responsible Growth Subaccount; September 5, 2000--Dreyfus MidCap Stock Subaccount; September 27, 2000--Warburg Pincus Global Post-Venture Capital Subaccount; to December 31, 2000.

See accompanying notes to financial statements.

                      (This page intentionally left blank)

KILICO Variable Separate Account

Combined Statements of Changes in Policy Owners' Equity

For the year ended December 31, 1999
(in thousands)

                                                                Kemper Variable Series
                           Total    -------------------------------------------------------------------------------
                           KILICO     Kemper     Kemper     Kemper     Kemper                              Kemper
                          Variable  Aggressive Technology Small Cap  Small Cap     Kemper     Kemper New   Global
                          Separate    Growth     Growth     Growth     Value    International   Europe   Blue Chip
                          Account   Subaccount Subaccount Subaccount Subaccount  Subaccount   Subaccount Subaccount
                          --------  ---------- ---------- ---------- ---------- ------------- ---------- ----------
Operations
 Net investment income
  (loss)................  $   822       --         --         (14)       --           28          --         --
 Net realized gain
  (loss) on sales of
  investments...........      959       --         --          13        --           (1)         --         --
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........    4,624       --         --         550        --           86          --         --
                          -------      ---        ---       -----       ---          ---         ---        ---
 Net increase in Policy
  Owners' Equity
  resulting from
  operations............    6,405       --         --         549        --          113          --         --
                          -------      ---        ---       -----       ---          ---         ---        ---
Account Unit
 Transactions
 Proceeds from units
  sold..................   13,718       --         --         988        --          144          --         --
 Net transfers (to) from
  affiliate and
  subaccounts...........     (269)      --         --         (60)       --           --          --         --
 Payments for units
  redeemed..............   (7,387)      --         --        (388)       --          (55)         --         --
                          -------      ---        ---       -----       ---          ---         ---        ---
 Net increase (decrease)
  in Policy Owners'
  Equity from account
  unit transactions.....    6,062       --         --         540        --           89          --         --
                          -------      ---        ---       -----       ---          ---         ---        ---
Total increase
 (decrease) in Policy
 Owners' Equity.........   12,467       --         --       1,089        --          202          --         --
Beginning of year.......   20,854       --         --       1,082        --          176          --         --
                          -------      ---        ---       -----       ---          ---         ---        ---
End of year.............  $33,321       --         --       2,171        --          378          --         --
                          =======      ===        ===       =====       ===          ===         ===        ===

See accompanying notes to financial statements.

                                      Kemper Variable Series
---------------------------------------------------------------------------------------------------
              Kemper                Kemper     Kemper     Kemper     Kemper
  Kemper    Contrarian   Kemper    Value +    Horizon     Total     Horizon     Kemper     Kemper
  Growth      Value    Blue Chip    Growth      20+       Return      10+     High Yield Horizon 5
Subaccount  Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
----------  ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

   (29)         --         --         --         --         300        --         112        --

    662         --         --         --         --         196        --         (41)       --



    521         --         --         --         --         (16)       --         (58)       --
  -----        ---        ---        ---        ---       -----       ---       -----       ---



  1,154         --         --         --         --         480        --          13        --
  -----        ---        ---        ---        ---       -----       ---       -----       ---
    506         --         --         --         --          97        --         121        --


  (568)         --         --         --         --        (358)       --        (341)       --

  (439)         --         --         --         --        (433)       --        (153)       --
  -----        ---        ---        ---        ---       -----       ---       -----       ---



   (501)        --         --         --         --        (694)       --        (373)       --
  -----        ---        ---        ---        ---       -----       ---       -----       ---

    653         --         --         --         --        (214)       --        (360)       --
  3,471         --         --         --         --       3,679        --       1,332        --
  -----        ---        ---        ---        ---       -----       ---       -----       ---
  4,124         --         --         --         --       3,465        --         972        --
  =====        ===        ===        ===        ===       =====       ===       =====       ===

KILICO Variable Separate Account

For the year ended December 31, 1999
(in thousands)

                                                          Kemper Variable Series
                          ---------------------------------------------------------------------------------------
                                                                                 KVS Dreman               KVS
                            Kemper     Kemper     Kemper     Kemper   KVS Dreman    High                Focused
                          Strategic  Investment Government   Money    Financial    Return   KVS Index  Large Cap
                            Income   Grade Bond Securities   Market    Services    Equity      500       Growth
                          Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount Subaccount
                          ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Operations
 Net investment income..     $ --         --        179          39        --         --         --         --
 Net realized gain on
  sales of investments..       --         --         --          --        --         --         --         --
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........       --         --       (189)         --        --         (1)        --         --
                             ----       ----      -----      ------      ----       ----       ----       ----
 Net increase (decrease)
  in Policy Owners'
  Equity resulting from
  operations............       --         --        (10)         39        --         (1)        --         --
                             ----       ----      -----      ------      ----       ----       ----       ----
Account Unit
 Transactions
 Proceeds from units
  sold..................       --         --         33       5,456        --          9         --         --
 Net transfers (to) from
  affiliate and
  subaccounts...........       --         --        (44)     (1,180)       --         11         --         --
 Payments for units
  redeemed..............       --         --        (68)     (3,350)       --         (4)        --         --
                             ----       ----      -----      ------      ----       ----       ----       ----
 Net increase (decrease)
  in Policy Owners'
  Equity from account
  unit transactions.....       --         --        (79)        926        --         16         --         --
                             ----       ----      -----      ------      ----       ----       ----       ----
Total increase
 (decrease) in Policy
 Owners' Equity.........       --         --        (89)        965        --         15         --         --
Beginning of year.......       --         --      4,393         966        --         --         --         --
                             ----       ----      -----      ------      ----       ----       ----       ----
End of year.............     $ --         --      4,304       1,931        --         15         --         --
                             ====       ====      =====      ======      ====       ====       ====       ====

---------
(a) For the period (commencement of operations): May 3, 1999--Kemper Aggressive Growth Subaccount, Kemper Technology Growth Subaccount and Dreyfus Socially Responsible Growth Subaccount; September 10, 1999--Kemper Index 500 Subaccount; October 29, 1999--KVS Focused Large Cap Growth Subaccount; November 1, 1999--Alger American Leveraged AllCap Subaccount, Alger American Balanced Subaccount and Dreyfus MidCap Stock Subaccount; to December 31, 1999.

See accompanying notes to financial statements.

                                                                                                  The Alger
 Kemper Variable Series                 Scudder Variable Life Investment Fund                   American Fund
------------------------- ----------------------------------------------------------------- ---------------------

                                                                                              Alger
     KVS                  Scudder VLIF Scudder VLIF               Scudder VLIF Scudder VLIF  American    Alger
   Growth      KVS Growth    Global     Growth and  Scudder VLIF    Capital    21st Century Leveraged   American
Opportunities  and Income  Discovery      Income    International    Growth       Growth      AllCap    Balanced
 Subaccount    Subaccount  Subaccount   Subaccount   Subaccount    Subaccount   Subaccount  Subaccount Subaccount
-------------  ---------- ------------ ------------ ------------- ------------ ------------ ---------- ----------
      --            --          --           1             2            --           --          --         --
      --            --          --          --             1            --           --          --         --
      --            --          --          (1)           22            --           --          --         --
    ----          ----        ----         ---           ---          ----         ----        ----       ----
      --            --          --          --            25            --           --          --         --
    ----          ----        ----         ---           ---          ----         ----        ----       ----
      --            --          --          55            44            --           --          --         --
      --            --          --          26            29            --           --          --         --
      --            --          --         (18)          (13)           --           --          --         --
    ----          ----        ----         ---           ---          ----         ----        ----       ----
      --            --          --          63            60            --           --          --         --
    ----          ----        ----         ---           ---          ----         ----        ----       ----
      --            --          --          63            85            --           --          --         --
      --            --          --           6             8            --           --          --         --
    ----          ----        ----         ---           ---          ----         ----        ----       ----
      --            --          --          69            93            --           --          --         --
    ====          ====        ====         ===           ===          ====         ====        ====       ====

KILICO Variable Separate Account

For the year ended December 31, 1999
(in thousands)

                          The Dreyfus
                           Socially
                          Responsible  Dreyfus
                            Growth    Investment
                          Fund, Inc.  Portfolios Warburg Pincus Trust
                          ----------- ---------- ---------------------
                                                             Warburg
                                                              Pincus
                          The Dreyfus             Warburg     Global
                           Socially    Dreyfus     Pincus     Post-
                          Responsible   MidCap    Emerging   Venture
                            Growth      Stock     Markets    Capital      Other
                          Subaccount  Subaccount Subaccount Subaccount Subaccounts
                          ----------- ---------- ---------- ---------- -----------
Operations
 Net investment income..      $--         --         --         --          204
 Net realized gain on
  sales of investments..       --         --         --         --          129
 Change in unrealized
  appreciation of
  investments...........       --         --         --         --        3,710
                              ---        ---        ---        ---       ------
 Net increase in Policy
  Owners' Equity
  resulting from
  operations............       --         --         --         --        4,043
                              ---        ---        ---        ---       ------
Account Unit
 Transactions
 Proceeds from units
  sold..................       --         --         --         --        6,265
 Net transfers (to) from
  affiliate and
  subaccounts...........       --         --         --         --        2,216
 Payments for units
  redeemed..............       --         --         --         --       (2,466)
                              ---        ---        ---        ---       ------
 Net increase in Policy
  Owners' Equity from
  account unit
  transactions..........       --         --         --         --        6,015
                              ---        ---        ---        ---       ------
Total increase in Policy
 Owners' Equity.........       --         --         --         --       10,058
Beginning of year.......       --         --         --         --        5,741
                              ---        ---        ---        ---       ------
End of year.............      $--         --         --         --       15,799
                              ===        ===        ===        ===       ======

See accompanying notes to financial statements.

KILICO Variable Separate Account

Notes to Financial Statements

(1) General Information and Significant Accounting Policies

Organization

   KILICO Variable Separate Account (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is a wholly-owned subsidiary of Zurich Group Holding ("ZGH"), a Swiss holding company, formerly known as Zurich Financial Services. ZGH is wholly-owned by Zurich Financial Services ("ZFS"), a new Swiss holding company. ZFS was formerly Zurich Allied AG, which was merged with Allied Zurich p.l.c. in October, 2000.

   The Separate Account is used to fund policies ("Policy") for the Kemper Select variable life policies ("Kemper Select"), the Power V flexible premium variable universal life policies ("Power V"), the Farmers Variable Universal Life I flexible premium variable universal life policies ("Farmers Variable Universal Life I"), the Kemper Destinations Life modified single premium variable universal life policies ("Kemper Destinations Life") and Zurich Kemper Lifeinvestor flexible premium universal life policies ("Zurich Kemper Lifeinvestor"). The Separate Account is divided into seventy-six subaccount options available to Policy Owners depending upon their respective Policy. The Kemper Select policies have five subaccounts, which are available to Policy Owners, and each subaccount invests exclusively in the shares of a corresponding portfolio of the Kemper Variable Series, an open-end diversified management investment company. The Power V policies have twenty-three subaccounts which are available to Policy Owners and each subaccount invests exclusively in the shares of a corresponding portfolio of the Kemper Variable Series, the American Skandia Trust, the Fidelity Variable Insurance Products Fund (Initial Class Shares), the Fidelity Variable Insurance Products Fund II (Initial Class Shares), the Fidelity Variable Insurance Products Fund III (Initial Class Shares) and the Scudder Variable Life Investment Fund (Class B Shares), all of which are open-end diversified management investment companies. The Farmers Variable Universal Life I policies have twelve subaccounts which are available to Policy Owners and each subaccount invests exclusively in the shares of a corresponding portfolio of the Kemper Variable Series, the Janus Aspen Series, the PIMCO Variable Insurance Trust, the Franklin Templeton Variable Insurance Products Trust (Class 2 Shares) and the Scudder Variable Life Investment Fund (Class A Shares), all of which are open-end diversified management investment companies. The Kemper Destinations Life policies have thirty-seven subaccounts which are available to Policy Owners and each subaccount invests exclusively in the shares of a corresponding portfolio of the Kemper Variable Series, the Scudder Variable Life Investment Fund (Class A Shares), The Alger American Fund, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Investment Portfolios and the Warburg Pincus Trust, all of which are open-end diversified management investment companies. The Zurich Kemper Lifeinvestor policies have thirty-one subaccounts which are available to Policy Owners and each subaccount invests exclusively in the shares of a corresponding portfolio of the Scudder Variable Life Investment Fund (Class A Shares), the Kemper Variable Series, The Alger American Fund, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Life & Annuity Index Fund d/b/a Dreyfus Stock Index Fund, the Dreyfus Variable Investment Fund, the Franklin Templeton Variable Insurance Products Trust (Class 2 Shares), the Fidelity Variable Insurance Products Fund (Initial Class Shares), and the Janus Aspen Series, all of which are open-end diversified management investment companies.

Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent amounts at the date of the financial statements. As a result, actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.

Security valuation

   The investments are stated at current value, which is based on the closing net asset value at December 31, 2000.

KILICO Variable Separate Account

(1) General Information and Significant Accounting Policies (continued)

Security transactions and investment income

   Security transactions are generally accounted for on the trade date (date the order to buy or sell is executed). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from sales of Subaccount shares are generally reported on a first in, first out ("FIFO") cost basis.

Accumulation unit valuation

   On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Central time) or the close of the Exchange by dividing the total value of each subaccount's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

Federal income taxes

   The operations of the Separate Account are included in the federal income tax return of KILICO. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account increase liabilities under the policy and are, therefore, not taxed. Thus the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

(2) Summary of Investments

   Investments, at cost, at December 31, 2000, are as follows (in thousands, differences are due to rounding):

                                                                  Shares
Investment Subaccounts                                            Owned   Cost
----------------------                                            ------ ------
Kemper Variable Series:
Kemper Aggressive Growth Fund....................................   121  $  179
Kemper Technology Growth Fund....................................   194     362
Kemper Small Cap Growth Fund..................................... 1,192   2,610
Kemper Small Cap Value Fund......................................    --       0
Kemper International Fund........................................   252     424
Kemper New Europe Fund...........................................    31      30
Kemper Global Blue Chip Fund.....................................    84      99
Kemper Growth Fund............................................... 1,002   3,485
Kemper Contrarian Value Fund.....................................     5       6
Kemper Blue Chip Fund............................................   168     255
Kemper Value + Growth Fund.......................................    28      47
Kemper Horizon 20+ Fund..........................................    --       0
Kemper Total Return Fund......................................... 1,168   3,164
Kemper Horizon 10+ Fund..........................................    --       0
Kemper High Yield Fund...........................................   709     777
Kemper Horizon 5 Fund............................................    --       0
Kemper Strategic Income Fund.....................................    --       0
Kemper Investment Grade Bond Fund................................    10      11
Kemper Government Securities Fund................................ 4,226   5,006
Kemper Money Market Fund......................................... 1,722   1,722
KVS Dreman Financial Services Fund...............................    31      33
KVS Dreman High Return Equity Fund...............................   227     211
KVS Index 500 Fund...............................................   215     219
KVS Focused Large Cap Growth Fund................................   112     159
KVS Growth Opportunities Fund....................................   344     417
KVS Growth and Income Fund.......................................   215     238

KILICO Variable Separate Account

(2) Summary of Investments (continued)

                                                                 Shares
Investment Subaccounts                                           Owned   Cost
----------------------                                           ------ -------
Scudder Variable Life Investment Fund:
  Scudder VLIF Global Discovery Fund............................   18   $   213
  Scudder VLIF Growth and Income Fund...........................   30       318
  Scudder VLIF International Fund...............................   23       365
  Scudder VLIF Capital Growth Fund..............................   12       282
  Scudder VLIF 21st Century Growth Fund.........................   21       194
The Alger American Fund:
  Alger American Leveraged AllCap Fund..........................    2        90
  Alger American Balanced Fund..................................   10       134
The Dreyfus Socially Responsible Growth Fund, Inc:
  The Dreyfus Socially Responsible Growth Fund..................    2        80
Dreyfus Investment Portfolios:
  Mid-Cap Stock Fund............................................    3        40
Warburg Pincus Trust:
  Warburg Pincus Emerging Markets Fund..........................   --         0
  Warburg Pincus Global Post-Venture Capital Fund...............    2        29
  Other Funds                                                     N/A    18,282
                                                                        -------
    Total Investments at Cost...................................        $39,481
                                                                        =======

   A description of the underlying investments of the Funds available to policy owners of Kemper Destinations Life policies are summarized below.

Kemper Variable Series

   Kemper Aggressive Growth Subaccount: This subaccount invests in the Kemper Aggressive Growth Portfolio of the Kemper Variable Series. The Portfolio seeks capital appreciation.

   Kemper Technology Growth Subaccount: This subaccount invests in the Kemper Technology Growth Portfolio of the Kemper Variable Series. The Portfolio seeks growth of capital.

   Kemper Small Cap Growth Subaccount: This subaccount invests in the Kemper Small Cap Growth Portfolio of the Kemper Variable Series. The Portfolio seeks maximum appreciation of investors' capital.

   Kemper Small Cap Value Subaccount: This subaccount invests in the Kemper Small Cap Value Portfolio of the Kemper Variable Series. The Portfolio seeks long-term capital appreciation.

   Kemper International Subaccount: This subaccount invests in the Kemper International Portfolio of the Kemper Variable Series. The Portfolio seeks total return, a combination of capital growth and income.

   Kemper New Europe (formerly Kemper International Growth and Income)
Subaccount: This subaccount invests in the Kemper New Europe Portfolio of the Kemper Variable Series. The Portfolio seeks long-term capital appreciation by investing in a portfolio consisting primarily of equity securities of European companies.

   Kemper Global Blue Chip Subaccount: This subaccount invests in the Kemper Global Blue Chip Portfolio of the Kemper Variable Series. The portfolio seeks long-term growth of capital.

   Kemper Growth Subaccount: This subaccount invests in the Kemper Growth Portfolio of the Kemper Variable Series. The Portfolio seeks maximum appreciation of capital.

   Kemper Contrarian Value Subaccount: This subaccount invests in the Kemper Contrarian Value Portfolio of the Kemper Variable Series. The Portfolio seeks to achieve a high rate of total return.

   Kemper Blue Chip Subaccount: This subaccount invests in the Kemper Blue Chip Portfolio of the Kemper Variable Series. The Portfolio seeks growth of capital and of income.

KILICO Variable Separate Account

(2) Summary of Investments (continued)

   Kemper Value+Growth Subaccount: This subaccount invests in the Kemper Value+Growth Portfolio of the Kemper Variable Series. The Portfolio seeks growth of capital. A secondary objective of the Portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

   Kemper Horizon 20+ Subaccount: This subaccount invests in the Kemper Horizon 20+ Portfolio of the Kemper Variable Series. The Portfolio, designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.

   Kemper Total Return Subaccount: This subaccount invests in the Kemper Total Return Portfolio of the Kemper Variable Series. The Portfolio seeks high total return, a combination of income and capital appreciation.

   Kemper Horizon 10+ Subaccount: This subaccount invests in the Kemper Horizon 10+ Portfolio of the Kemper Variable Series. The Portfolio, designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

   Kemper High Yield Subaccount: This subaccount invests in the Kemper High Yield Portfolio of the Kemper Variable Series. The Portfolio seeks to provide a high level of current income.

   Kemper Horizon 5 Subaccount: This subaccount invests in the Kemper Horizon 5 Portfolio of the Kemper Variable Series. The Portfolio, designed for investors with approximately a 5-year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.

   Kemper Strategic Income (formerly Kemper Global Income) Subaccount: This subaccount invests in the Kemper Strategic Income Portfolio of the Kemper Variable Series. The Portfolio seeks high current return.

   Kemper Investment Grade Bond Subaccount: This subaccount invests in the Kemper Investment Grade Bond Portfolio of the Kemper Variable Series. The Portfolio seeks high current income.

   Kemper Government Securities Subaccount: This subaccount invests in the Kemper Government Securities Portfolio of the Kemper Variable Series. The Portfolio seeks high current return consistent with preservation of capital.

   Kemper Money Market Subaccount: This subaccount invests in the Kemper Money Market Portfolio of the Kemper Variable Series. The Portfolio seeks maximum current income to the extent consistent with stability of principal. The Portfolio seeks to maintain a net asset value of $1.00 per share.

   KVS Dreman Financial Services Subaccount: This subaccount invests in the KVS Dreman Financial Services Portfolio of the Kemper Variable Series. The Portfolio seeks long-term capital appreciation.

   KVS Dreman High Return Equity Subaccount: This subaccount invests in the KVS Dreman High Return Equity Portfolio of the Kemper Variable Series. The Portfolio seeks to achieve a high rate of total return.

   KVS Index 500 Subaccount: This subaccount invests in the KVS Index 500 Portfolio of the Kemper Variable Series. The Portfolio seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.

   KVS Focused Large Cap Growth Subaccount: This subaccount invests in the KVS Focused Large Cap Growth Portfolio of the Kemper Variable Series. The Portfolio seeks growth through long-term capital appreciation.

   KVS Growth Opportunities Subaccount: This subaccount invests in the KVS Growth Opportunities Portfolio of the Kemper Variable Series. The Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

   KVS Growth and Income Subaccount: This subaccount invests in the KVS Growth and Income Portfolio of the Kemper Variable Series. The Portfolio seeks long-term capital growth and current income.

KILICO Variable Separate Account

(2) Summary of Investments (continued)

Scudder Variable Life Investment Fund

   Scudder VLIF Global Discovery Subaccount: This subaccount invests in the Scudder VLIF Global Discovery Portfolio (Class A Shares) of the Scudder Variable Life Investment Fund. The Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

   Scudder VLIF Growth and Income Subaccount: This subaccount invests in the Scudder VLIF Growth and Income Portfolio (Class A Shares) of the Scudder Variable Life Investment Fund. The Portfolio seeks long-term growth of capital, current income and growth of income.

   Scudder VLIF International Subaccount: This subaccount invests in the Scudder VLIF International Portfolio (Class A Shares) of the Scudder Variable Life Investment Fund. The Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

   Scudder VLIF Capital Growth Subaccount: This subaccount invests in the Scudder VLIF Capital Growth Portfolio (Class A Shares) of the Scudder Variable Life Investment Fund. The Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program.

   Scudder VLIF 21st Century Growth Subaccount: This subaccount invests in the Scudder VLIF 21st Century Growth Portfolio (Class A Shares) of the Scudder Variable Life Investment Fund. The Portfolio seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies.

Alger American Fund

   Alger American Leveraged AllCap Subaccount: This subaccount invests in the Alger American Leveraged AllCap Portfolio of the Alger American Fund. The Portfolio seeks long-term capital appreciation.

   Alger American Balanced Subaccount: This subaccount invests in the Alger American Balanced Portfolio of the Alger American Fund. The Portfolio seeks current income and long-term capital appreciation.

The Dreyfus Socially Responsible Growth Fund, Inc.

   The Dreyfus Socially Responsible Growth Fund Subaccount: This subaccount invests in the Dreyfus Socially Responsible Growth Fund Portfolio of the Dreyfus Socially Responsible Growth Fund, Inc. The Portfolio seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund invests primarily in the common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Dreyfus Investment Portfolios

   Dreyfus MidCap Stock Subaccount: This subaccount invests in the Dreyfus MidCap Stock Portfolio of the Dreyfus Investment Portfolios. The Portfolio seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index.

Warburg Pincus Trust

   Warburg Pincus Emerging Markets Subaccount: This subaccount invests in the Warburg Pincus Emerging Markets Portfolio of the Warburg Pincus Trust. The Portfolio seeks long-term growth of capital by investing in equity securities of emerging markets.

   Warburg Pincus Global Post-Venture Capital (formerly Warburg Pincus Post-Venture Capital) Subaccount: This subaccount invests in the Warburg Pincus Global Post-Venture Capital Portfolio of the Warburg Pincus Trust. The Portfolio seeks long-term growth of capital by investing primarily in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development.

KILICO Variable Separate Account

(3) Transactions with Affiliates

   KILICO provides a death benefit payment upon the death of the Policy Owner under the terms of the death benefit option selected by the Policy Owner as further described in the Policy. KILICO assesses a monthly charge to the subaccounts for the cost of providing this insurance protection to the Policy Owner. These cost of insurance charges vary with the issue age, sex and rate class of the Policy Owner, and are charged to their respective subaccounts in proportion to their total Separate Account value. Cost of insurance charges totaled approximately $96,000, $3,510,000, $325,000, $59,000 and $7,000 for
the Kemper Select, Power V, Farmers Variable Universal Life I, Zurich Kemper Lifeinvestor and Destinations Life policies, respectively, for the year ended December 31, 2000, and are reflected in "Payments for units redeemed" on the Combined Statements of Changes in Policy Owners' Equity. Included within these cost of insurance charges are various administrative charges as described in the prospectuses. Additionally, KILICO assesses a daily charge to the subaccounts for mortality and expense risk assumed by KILICO at an annual rate of 0.90% of assets except for Zurich Kemper Lifeinvestor, which assesses a daily charge at a current annual rate of 0.60% for the first ten policy years, 0.40% for policy years eleven through twenty and 0.20% for policy years twenty-one and thereafter.

   Proceeds payable on the surrender of a Policy are reduced by the amount of any applicable contingent deferred sales charge.

   A state and local premium tax charge of 2.5% is deducted from each premium payment under the Power V, Farmers Variable Universal Life I and Zurich Kemper Lifeinvestor policies prior to allocation of the net premium. This charge is to reimburse KILICO for the payment of state premium taxes. KILICO expects to pay an average state premium tax rate of approximately 2.5% but the actual premium tax attributable to a Policy may be more or less. Under Section 848 of the Internal Revenue Code (the "Code"), the receipt of premium income by a life insurance company requires the deferral of a portion of the acquisition cost over a maximum of a 120 month period. The effect of Section 848 for KILICO is an acceleration of income recognition over a deferral of the associated deductions for tax purposes; this is referred to as deferred acquisition cost or, the "DAC tax". As compensation for this accelerated liability, a DAC tax charge of 1.00% of each premium dollar is deducted from the premium by KILICO under the Power V, Farmers Variable Universal Life I and Zurich Kemper Lifeinvestor policies before investment of a Policy Owner's funds into the Separate Account. Under the Kemper Destinations Life policies, for the first ten policy years, a tax charge equal to an annual rate of 0.40% of the average monthly cash value is assessed against the Policy. The tax charge covers a portion of KILICO's state premium tax expense and a certain federal income tax liability incurred as a result of the receipt of premium.

   Policy loans are also provided for under the terms of the Policy. The minimum amount of the loan under Kemper Select, Power V, Farmers Variable Universal Life I and Zurich Kemper Lifeinvestor policies is $500 and is limited to 90% of the surrender value, less applicable surrender charges. The minimum amount of the loan under the Kemper Destinations Life policies is $1,000 and is limited to 90% of the surrender value, less applicable surrender charges. Interest is assessed against a policy loan under the terms of the Policy. Policy loans are carried in KILICO's general account.

   Zurich Scudder Investments, Inc. (formerly Scudder Kemper Investments, Inc.), an affiliated company, is the investment manager of the Kemper Variable Series. Investors Brokerage Services, Inc. and PMG Securities, Inc., wholly-owned subsidiaries of KILICO, are the principal underwriters for the Separate Account.

(4) Net Transfers (To) From Affiliate or Subaccounts

   Net transfers (to) from affiliate or subaccounts include transfers of all or part of the Policy Owner's interest to or from another eligible subaccount or to the general account of KILICO.

(5) Policy Owners' Equity

   Policy Owners' Equity is affected by the investment results of each subaccount and contract charges.

KILICO Variable Separate Account

(5) Policy Owners' Equity (continued)

   Policy Owners' Equity for the policies listed below, at December 31, 2000, is as follows (in thousands, except unit value; differences are due to rounding):

                                                          Number         Policy
                                                            of    Unit   Owners
                                                          Units   Value  Equity
                                                          ------ ------- -------
            KEMPER DESTINATIONS LIFE POLICIES
Kemper Variable Series:
  Kemper Aggressive Growth Subaccount....................   13   $12.290 $   160
  Kemper Technology Growth Subaccount....................   23    11.944     270
  Kemper Small Cap Growth Subaccount.....................    5    12.270      57
  Kemper Small Cap Value Subaccount......................    0    11.410       0
  Kemper International Subaccount........................    0    10.446       0
  Kemper New Europe Subaccount...........................    3    10.515      30
  Kemper Global Blue Chip Subaccount.....................    9    11.619      99
  Kemper Growth Subaccount...............................   13    10.451     133
  Kemper Contrarian Value Subaccount.....................    0    11.197       7
  Kemper Blue Chip Subaccount............................   22    10.941     241
  Kemper Value+Growth Subaccount.........................    4    11.258      46
  Kemper Horizon 20+ Subaccount..........................    0     9.550       0
  Kemper Total Return Subaccount.........................    4    10.849      45
  Kemper Horizon 10+ Subaccount..........................    0    10.183       0
  Kemper High Yield Subaccount...........................    1     9.237      10
  Kemper Horizon 5 Subaccount............................    0    10.406       0
  Kemper Strategic Income Subaccount.....................    0    10.103       0
  Kemper Investment Grade Bond Subaccount................    1    10.903      12
  Kemper Government Securities Subaccount................    0    11.033       0
  Kemper Money Market Subaccount.........................   68    10.612     717
  KVS Dreman Financial Services Subaccount...............    3    13.131      36
  KVS Dreman High Return Equity Subaccount...............    7    13.015      86
  KVS Index 500 Subaccount...............................   22     9.685     210
  KVS Focused Large Cap Growth Subaccount................   11    11.502     127
  KVS Growth Opportunities Subaccount....................   34    10.328     355
  KVS Growth and Income Subaccount.......................   22    10.292     223
Scudder Variable Life Investment Fund:
  Scudder VLIF Global Discovery Subaccount (Class A
   Shares)...............................................   16    13.585     212
  Scudder VLIF Growth and Income Subaccount (Class A
   Shares)...............................................    8    10.593      81
  Scudder VLIF International Subaccount (Class A Shares).   11    10.118     108
  Scudder VLIF Capital Growth Subaccount (Class A
   Shares)...............................................   23    11.323     265
  Scudder VLIF 21st Century Growth Subaccount (Class A
   Shares)...............................................   21     8.215     172
The Alger American Fund:
  Alger American Leveraged AllCap Subaccount.............    7     9.830      69
  Alger American Balanced Subaccount.....................   13    10.649     135
The Dreyfus Socially Responsible Growth Fund, Inc.:
  The Dreyfus Socially Responsible Growth Fund
   Subaccount............................................    8     9.962      77
Dreyfus Investment Portfolios:
  Dreyfus MidCap Stock Subaccount........................    3    11.806      40
Warburg Pincus Trust:
  Warburg Pincus Emerging Markets Subaccount.............    0     9.473       0
  Warburg Pincus Global Post-Venture Capital Subaccount..    2    12.526      22
                                                                         -------
    Total Kemper Destinations Life Policy Owners' Equity.                $ 4,045
                                                                         =======

KILICO Variable Separate Account

(5) Policy Owners' Equity (continued)

                                                          Number        Policy
                                                            of    Unit  Owners
                                                          Units  Value  Equity
                                                          ------ ------ -------
                    POWER V POLICIES
Kemper Variable Series:
  Kemper Money Market Subaccount.........................   132  $1.199 $   157
  Kemper Total Return Subaccount.........................    52   4.185     218
  Kemper High Yield Subaccount...........................   152   1.302     198
  Kemper Growth Subaccount...............................   218   5.031   1,097
  Kemper Government Securities Subaccount................    26   1.514      39
  Kemper International Subaccount........................   176   2.101     371
  Kemper Small Cap Growth Subaccount.....................   791   3.081   2,436
Scudder Variable Life Investment Fund:
  Scudder VLIF Growth and Income Subaccount (Class B
   Shares)...............................................     7  11.440      76
  Scudder VLIF International Subaccount (Class B Shares).    11  17.111     188
                                                                        -------
    Total Power V Policy Owners' Equity..................               $ 4,780
                                                                        =======
                 KEMPER SELECT POLICIES
Kemper Variable Series:
  Kemper Money Market Subaccount.........................   154  $1.861 $   287
  Kemper Total Return Subaccount.........................   889   3.118   2,773
  Kemper High Yield Subaccount...........................   193   2.253     434
  Kemper Growth Subaccount...............................   428   4.171   1,785
  Kemper Government Securities Subaccount................ 2,130   2.343   4,990
                                                                        -------
    Total Kemper Select Policy Owners' Equity............               $10,269
                                                                        =======
           ZURICH KEMPER LIFEINVESTOR POLICIES
Kemper Variable Series:
  Kemper Money Market Subaccount.........................   501  $1.048 $   525
  Kemper Total Return Subaccount.........................     1   2.792       1
  Kemper Government Securities Subaccount................     0   1.276       0
  Kemper Small Cap Growth Subaccount.....................    27   2.357      63
  Kemper Investment Grade Bond Subaccount................     0   1.204       0
  Kemper Value and Growth Subaccount.....................     0   1.812       0
Scudder Variable Life Investment Fund:
  Scudder VLIF Growth and Income Subaccount (Class A
   Shares)...............................................     0  10.673       3
  Scudder VLIF International Subaccount (Class A Shares).     0  15.841       3
  Scudder VLIF Capital Growth Subaccount (Class A
   Shares)...............................................     0  26.107       3
The Dreyfus Socially Responsible Growth Fund, Inc.:
  Dreyfus Socially Responsible Growth Subaccount.........     0  34.576       0
The Alger American Fund:
  Alger Balanced Subaccount..............................     0  15.060       7
                                                                        -------
    Total Zurich Kemper Lifeinvestor Policy Owners'
     Equity..............................................               $   605
                                                                        =======
       FARMERS VARIABLE UNIVERSAL LIFE I POLICIES
Kemper Variable Series:
  Kemper Government Securities Subaccount................    19  $1.328 $    26
  Kemper High Yield Subaccount...........................     7   1.123       8
  KVS Dreman High Return Equity Subaccount...............   134   1.174     157
  Kemper Small Cap Growth Subaccount.....................    11   2.332      25
Scudder Variable Life Investment Fund:
  Scudder VLIF International Subaccount (Class A Shares).     2  17.332      30
  Scudder VLIF Growth and Income Subaccount (Class A
   Shares)...............................................    13  11.397     149
                                                                        -------
    Total Farmers Variable Universal Life I Policy
     Owners' Equity......................................               $   395
                                                                        -------
Other Subaccounts........................................               $17,064
                                                                        -------
    Total KILICO Variable Separate Account...............               $37,158
                                                                        =======

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Kemper Investors Life Insurance Company:

   In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and its subsidiaries (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois
March 23, 2001

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                       (in thousands, except share data)

                                                       December     December
                                                       31, 2000     31, 1999
                                                      -----------  -----------
Assets
Fixed maturities, available for sale, at fair value
 (amortized cost:
 December 31, 2000, $3,189,719; December 31, 1999,
 $3,397,188)......................................... $ 3,157,169  $ 3,276,017
Equity securities (cost: December 31, 2000, $65,473;
 December 31, 1999, $65,235).........................      63,879       61,592
Short-term investments...............................      15,900       42,391
Joint venture mortgage loans.........................      67,473       67,242
Third-party mortgage loans...........................      63,476       63,875
Other real estate-related investments................       9,468       20,506
Policy loans.........................................     256,226      261,788
Other invested assets................................      21,792       25,621
                                                      -----------  -----------
  Total investments..................................   3,655,383    3,819,032
Cash.................................................      34,101       12,015
Accrued investment income............................     134,585      127,219
Goodwill.............................................     191,163      203,907
Value of business acquired...........................      95,621      119,160
Other intangible assets..............................       4,531           --
Deferred insurance acquisition costs.................     240,801      159,667
Deferred income taxes................................     120,781       93,502
Reinsurance recoverable..............................     310,183      309,696
Receivable on sales of securities....................       8,286        3,500
Other assets and receivables.........................      31,569       29,950
Assets held in separate accounts.....................  11,179,639    9,778,068
                                                      -----------  -----------
  Total assets....................................... $16,006,643  $14,655,716
                                                      ===========  ===========
Liabilities
Future policy benefits............................... $ 3,588,140  $ 3,718,833
Other policyholder benefits and funds payable........     399,585      457,328
Other accounts payable and liabilities...............     109,152       71,482
Liabilities related to separate accounts.............  11,179,639    9,778,068
                                                      -----------  -----------
  Total liabilities..................................  15,276,516   14,025,711
                                                      -----------  -----------
Commitments and contingent liabilities
Stockholder's equity
Capital stock--$10 par value, authorized 300,000
 shares; outstanding 250,000 shares..................       2,500        2,500
Additional paid-in capital...........................     804,347      804,347
Accumulated other comprehensive loss.................     (32,718)    (120,819)
Retained deficit.....................................     (44,002)     (56,023)
                                                      -----------  -----------
  Total stockholder's equity.........................     730,127      630,005
                                                      -----------  -----------
  Total liabilities and stockholder's equity......... $16,006,643  $14,655,716
                                                      ===========  ===========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands)

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2000      1999      1998
                                                   --------  --------  --------
Revenue
Net investment income............................. $257,470  $264,640  $273,512
Realized investment gains (losses)................   (8,277)   (9,549)   51,868
Premium income....................................    8,394    21,990    22,346
Separate account fees and charges.................   68,293    74,715    61,982
Other income......................................   35,030    11,623    10,031
                                                   --------  --------  --------
  Total revenue...................................  360,910   363,419   419,739
                                                   --------  --------  --------
Benefit and Expenses
Interest credited to policyholders................  152,289   162,243   176,906
Claims incurred and other policyholder benefits...   13,718    18,185    28,029
Taxes, licenses and fees..........................   17,861    30,234    30,292
Commissions.......................................  114,162    67,555    39,046
Operating expenses................................   61,671    45,989    44,575
Deferral of insurance acquisition costs........... (104,608)  (69,814)  (46,565)
Amortization of insurance acquisition costs.......   23,231     5,524    12,082
Amortization of value of business acquired........   19,926    12,955    17,677
Amortization of goodwill..........................   12,744    12,744    12,744
Amortization of other intangible assets...........      368        --        --
                                                   --------  --------  --------
  Total benefits and expenses.....................  311,362   285,615   314,786
                                                   --------  --------  --------
Income before income tax expense..................   49,548    77,804   104,953
Income tax expense................................    1,247    32,864    39,804
                                                   --------  --------  --------
  Net income...................................... $ 48,301  $ 44,940  $ 65,149
                                                   ========  ========  ========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2000      1999      1998
                                                   --------  ---------  -------
Net income.......................................  $ 48,301  $  44,940  $65,149
                                                   --------  ---------  -------
Other comprehensive income (loss), before tax:
Unrealized holding gains (losses) on investments
 arising during period:
Unrealized holding gains (losses) on investments.    61,487   (180,267)  25,372
Adjustment to value of business acquired.........    (3,400)    12,811   (9,332)
Adjustment to deferred insurance acquisition
 costs...........................................      (230)     5,726   (2,862)
                                                   --------  ---------  -------
  Total unrealized holding gains (losses) on
   investments arising during period.............    57,857   (161,730)  13,178
                                                   --------  ---------  -------
Less reclassification adjustments for items
 included in net income:
Adjustment for (gains) losses included in
 realized investment gains (losses)..............   (24,583)    16,651    6,794
Adjustment for amortization of premium on fixed
 maturities included in net investment income....    (4,538)   (10,533) (17,064)
Adjustment for (gains) losses included in
 amortization of value of business acquired......       214       (454)  (7,378)
Adjustment for (gains) losses included in
 amortization of insurance acquisition costs.....        13      1,892     (463)
                                                   --------  ---------  -------
  Total reclassification adjustments for items
   included in net income........................   (28,894)     7,556  (18,111)
                                                   --------  ---------  -------
Other comprehensive income (loss), before related
 income tax expense (benefit)....................    86,751   (169,286)  31,289
Related income tax expense (benefit).............    (1,350)   (15,492)  10,952
                                                   --------  ---------  -------
  Other comprehensive income (loss), net of tax..    88,101   (153,794)  20,337
                                                   --------  ---------  -------
  Comprehensive income (loss)....................  $136,402  $(108,854) $85,486
                                                   ========  =========  =======

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (in thousands)

                                                   Year Ended December 31,
                                                 ------------------------------
                                                   2000       1999       1998
                                                 ---------  ---------  --------
Capital stock, beginning and end of period.....  $   2,500  $   2,500  $  2,500
                                                 ---------  ---------  --------
Additional paid-in capital, beginning of
 period........................................    804,347    804,347   806,538
Capital contributions from parent..............         --         --     4,261
Adjustment to prior period capital contribution
 from parent...................................         --         --    (6,452)
                                                 ---------  ---------  --------
  End of period................................    804,347    804,347   804,347
                                                 ---------  ---------  --------
Accumulated other comprehensive income (loss),
 beginning of period...........................   (120,819)    32,975    12,637
Other comprehensive income (loss), net of tax..     88,101   (153,794)   20,338
                                                 ---------  ---------  --------
  End of period................................    (32,718)  (120,819)   32,975
                                                 ---------  ---------  --------
Retained earnings (deficit), beginning of
 period........................................    (56,023)    14,037    43,888
Net income.....................................     48,301     44,940    65,149
Dividends to parent............................    (36,280)  (115,000)  (95,000)
                                                 ---------  ---------  --------
  End of period................................    (44,002)   (56,023)   14,037
                                                 ---------  ---------  --------
    Total stockholder's equity.................  $ 730,127  $ 630,005  $853,859
                                                 =========  =========  ========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                Year Ended December 31,
                                           -----------------------------------
                                             2000        1999         1998
                                           ---------  -----------  -----------
Cash flows from operating activities
Net income................................ $  48,301  $    44,940  $    65,149
Reconcilement of net income to net cash
 provided:
  Realized investment (gains) losses......     8,277        9,549      (51,868)
  Net change in trading account
   securities.............................        --      (51,239)      (6,727)
  Interest credited and other charges.....   142,344      158,557      173,958
  Deferred insurance acquisition costs,
   net....................................   (81,377)     (64,290)     (34,483)
  Amortization of value of business
   acquired...............................    19,926       12,955       17,677
  Amortization of goodwill................    12,744       12,744       12,744
  Amortization of discount and premium on
   investments............................     4,538       11,157       17,353
  Amortization of other intangible assets.       368           --           --
  Deferred income taxes...................   (25,930)     (42,952)     (12,469)
  Net change in current federal income
   taxes..................................   (18,593)     (10,594)     (73,162)
  Benefits and premium taxes due related
   to separate account bank-owned life
   insurance..............................   (61,476)     149,477      123,884
  Other, net..............................    42,377      (11,901)     (41,477)
                                           ---------  -----------  -----------
    Net cash flow from operating
     activities...........................    91,499      218,403      190,579
                                           ---------  -----------  -----------
Cash flows from investing activities
Cash from investments sold or matured:
  Fixed maturities held to maturity.......   170,465      335,735      491,699
  Fixed maturities sold prior to maturity.   589,933    1,269,290      882,596
  Equity securities.......................     1,271       11,379      107,598
  Mortgage loans, policy loans and other
   invested assets........................    73,177       75,389      180,316
Cost of investments purchased or loans
 originated:
  Fixed maturities........................  (569,652)  (1,455,496)  (1,319,119)
  Equity securities.......................    (1,264)      (8,703)     (83,303)
  Mortgage loans, policy loans and other
   invested assets........................   (47,109)     (43,665)     (66,331)
  Investment in subsidiaries..............    (4,899)          --           --
Short-term investments, net...............    26,491       15,943      177,723
Net change in receivable and payable for
 securities transactions..................    (4,786)          --         (677)
Net change in other assets................    (5,141)      (2,725)          --
                                           ---------  -----------  -----------
    Net cash from investing activities....   228,486      197,147      370,502
                                           ---------  -----------  -----------
Cash flows from financing activities
Policyholder account balances:
  Deposits................................   608,363      383,874      180,124
  Withdrawals.............................  (881,888)    (694,848)    (649,400)
Capital contributions from parent.........        --           --        4,261
Dividends to parent.......................   (36,280)    (115,000)     (95,000)
Other.....................................    11,906        8,953      (11,448)
                                           ---------  -----------  -----------
    Net cash used in financing activities.  (297,899)    (417,021)    (571,463)
                                           ---------  -----------  -----------
    Net increase (decrease) in cash.......    22,086       (1,471)     (10,382)
Cash, beginning of period.................    12,015       13,486       23,868
                                           ---------  -----------  -----------
Cash, end of period....................... $  34,101  $    12,015  $    13,486
                                           =========  ===========  ===========

See accompanying notes to consolidated financial statements.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Summary of Significant Accounting Policies

Basis of presentation

   Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). Kemper is a wholly-owned subsidiary of Zurich Group Holding ("ZGH" or "Zurich"), a Swiss holding company, formerly known as Zurich Financial Services. ZGH is wholly-owned by Zurich Financial Services ("ZFS"), a new Swiss holding company. ZFS was formerly Zurich Allied AG, which was merged with Allied Zurich p.l.c. in October 2000.

   The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 1999 and 1998 consolidated financial statements in order for them to conform to the 2000 presentation. The accompanying consolidated financial statements of the Company as of and for the years ended December 31, 2000, 1999 and 1998, have been prepared in conformity with accounting principles generally accepted in the United States of America.

Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect goodwill, deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

Goodwill and other intangibles

   The Company reviews goodwill and other intangibles ("intangible assets") to determine if events or changes in circumstances may have affected the recoverability of the outstanding intangible assets as of each reporting period. In the event that the Company determines that the intangible assets are not recoverable, it would amortize such amounts as additional amortization expense in the accompanying financial statements. As of December 31, 2000, the Company believes that no such adjustment is necessary.

   The difference between Zurich's cost of acquiring the Company and the net fair value of the assets and liabilities as of January 4, 1996 was recorded as goodwill. Goodwill is amortized on a straight-line basis over a twenty-year period. Other intangible assets of $4.9 million, recorded in 2000 in connection with the purchase of PMG, are being amortized on a straight-line basis over a ten-year period.

Value of business acquired

   The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition, January 4, 1996. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) Summary of Significant Accounting Policies (continued)

   The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2005 are as follows:

                                                              Projected
                                                              Accretion
(in thousands)                         Beginning                 of      Ending
Year Ended December 31,                 Balance  Amortization Interest  Balance
-----------------------                --------- ------------ --------- --------
1998 (actual)......................... $143,744    $(26,807)   $9,129   $126,066
1999 (actual).........................  126,066     (20,891)    7,936    113,111
2000 (actual).........................  113,111     (26,805)    6,879     93,185
2001..................................   93,185     (18,664)    5,733     80,254
2002..................................   80,254     (16,249)    4,955     68,960
2003..................................   68,960     (15,765)    4,178     57,373
2004..................................   57,373     (14,646)    3,433     46,160
2005..................................   46,160     (12,868)    2,753     36,045

   The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to accumulated other comprehensive income, net of income tax. This adjustment increased the value of business acquired by $2.4 million and $6.0 million as of December 31, 2000 and 1999, respectively. Accumulated other comprehensive income increased by approximately $1.6 million and $3.9 million as of December 31, 2000 and 1999, respectively, due to this adjustment.

Life insurance revenue and expenses

   Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs.

   Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

Reinsurance

   In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements for these certain blocks of fixed-rate annuities. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

Deferred insurance acquisition costs

   The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) Summary of Significant Accounting Policies (continued)

maturities held as available for sale in the investment portfolio, through a charge or credit to accumulated other comprehensive income, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

Future policy benefits

   Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 3.0 percent to 10.0 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 2.5 percent to 12.0 percent.

   Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the 1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Assumed investment yields are by policy duration and range from 7.3 percent to 6.0 percent over 20 years.

Guaranty fund assessments

   The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 2000 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders.

Invested assets and related income

   Investments in fixed maturities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value.

   The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.

   Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments, net of any applicable reserves and write-downs, include notes receivable from real estate ventures and investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures. Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions, indicate a likelihood of loss.

   Investments in policy loans and other invested assets, consisting primarily of venture capital investments and a leveraged lease, are carried primarily at cost.

   Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to accumulated other comprehensive income (loss). Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefited.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) Summary of Significant Accounting Policies (continued)

Derivative instruments

   In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard 133, ("SFAS 133") Accounting for Derivative Instruments and Hedging Activities. Statement of Financial Accounting Standard 137, Deferral of the Effective Date of FASB Statement No. 133 delayed implementation of SFAS 133 until fiscal years beginning January 1, 2001. Statement of Financial Accounting Standard 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of FASB Statement No. 133, ("SFAS 138"), further clarified the accounting treatment of certain derivative instruments. The Company has adopted SFAS 133 and SFAS 138 in the fourth quarter of 2000. Up until the fourth quarter of 2000, the Company held no derivative investments.

   In the fourth quarter of 2000, the Company entered into an interest rate swap with Zurich Capital Markets, Inc. ("ZCM"), an affiliated counterparty, to alter interest rate exposures arising from mismatches between assets and liabilities. Under the interest rate swap, an agreement was reached with another party to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. No cash was exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is made by the counterparty at each due date.

   Exposure exists to credit-related losses in the event of nonperformance by the counterparty to the financial instrument, but the Company does not expect the counterparty to fail to meet its obligations given their high credit ratings. The credit exposure of the interest rate swap is represented by the fair value (market value) of the contract. At December 31, 2000, an open swap agreement with a notional value of $100.0 million and an expiration date of November 2004, had a negative market value of $271,409.

Separate account business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.

Income tax

   The Company files a separate Federal income tax return. Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) Cash Flow Information

   The Company defines cash as cash in banks and money market accounts. The Company paid federal income taxes of $43.9 million, $83.8 million and $126.0 million directly to the United States Treasury Department during 2000, 1999 and 1998, respectively.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(3) Invested Assets and Related Income

   The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:

                                                                 Estimated
                                                                Unrealized
                                        Carrying  Amortized  -----------------
                                         Value       Cost     Gains   Losses
                                       ---------- ---------- ------- ---------
(in thousands)
December 31, 2000
U.S. treasury securities and
 obligations of U.S. government
 agencies and authorities............. $   11,823 $   11,777 $    69 $     (24)
Obligations of states and political
 subdivisions, special revenue and
 nonguaranteed........................     24,022     24,207      --      (186)
Debt securities issued by foreign
 governments..........................     21,811     21,893      90      (171)
Corporate securities..................  2,060,678  2,093,916  12,634   (45,871)
Mortgage and asset-backed securities..  1,038,835  1,037,926   7,495    (6,586)
                                       ---------- ---------- ------- ---------
  Total fixed maturities.............. $3,157,169 $3,189,719 $20,288 $ (52,838)
                                       ========== ========== ======= =========
December 31, 1999
U.S. treasury securities and
 obligations of U.S. government
 agencies and authorities............. $    6,516 $    6,631 $    -- $    (115)
Obligations of states and political
 subdivisions, special revenue and
 nonguaranteed........................     21,656     22,107      --      (451)
Debt securities issued by foreign
 governments..........................     23,890     24,749     380    (1,239)
Corporate securities..................  2,063,054  2,147,606   2,750   (87,302)
Mortgage and asset-backed securities..  1,160,901  1,196,095     450   (35,644)
                                       ---------- ---------- ------- ---------
  Total fixed maturities.............. $3,276,017 $3,397,188 $ 3,580 $(124,751)
                                       ========== ========== ======= =========

The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 2000, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                           Carrying  Amortized
                                                            Value       Cost
                                                          ---------- ----------
(in thousands)
One year or less......................................... $   83,099 $   86,709
Over one year through five years.........................    868,898    879,011
Over five years through ten years........................    881,703    891,370
Over ten years...........................................    284,634    294,703
Securities not due at a single maturity date, primarily
 mortgage and asset-backed securities(1).................  1,038,835  1,037,926
                                                          ---------- ----------
  Total fixed maturities................................. $3,157,169 $3,189,719
                                                          ========== ==========

---------
(1) Weighted average maturity of 4.4 years.

   Proceeds from sales of investments in fixed maturities prior to maturity were $589.9 million, $1,269.3 million and $882.6 million during 2000, 1999 and 1998, respectively. Gross gains of $8.6 million, $7.9 million and $10.1 million and gross losses, including write-downs of fixed maturities for other-than-temporary declines in value, of $20.8 million, $17.7 million and $8.0 million were realized on sales in 2000, 1999 and 1998, respectively. Pre-tax write-downs due to other-than-temporary declines in value amounted to $11.4 million, $0.1 million and $4.4 million for the years ended December 31, 2000, 1999 and 1998, respectively.

   At December 31, 2000, the Company held a $100.0 million investment in ZSLM Trust, issued by an affiliate, which exceeded 10 percent of the Company's stockholder's equity at December 31, 2000. Excluding

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(3) Invested Assets and Related Income (continued)

agencies of the U.S. government, no other individual investment exceeded 10 percent of the Company's stockholder's equity at December 31, 2000.

   At December 31, 2000, securities carried at approximately $6.3 million were on deposit with governmental agencies as required by law.

   Upon default or indication of potential default by an issuer of fixed maturity securities, the issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

   The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

   The Company's $140.4 million real estate portfolio at December 31, 2000 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 2000 and 1999, total impaired real estate-related loans were as follows:

                                                       December 31, December 31,
                                                           2000         1999
                                                       ------------ ------------
(in millions)
Impaired loans without reserves--gross................    $ 62.6       $ 74.9
Impaired loans with reserves--gross...................      23.7         23.4
                                                          ------       ------
    Total gross impaired loans........................      86.3         98.3
Reserves related to impaired loans....................     (18.5)       (18.5)
Write-downs related to impaired loans.................      (3.5)        (3.5)
                                                          ------       ------
    Net impaired loans................................    $ 64.3       $ 76.3
                                                          ======       ======

   Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. The Company had an average balance of $90.2 million and $100.0 million in impaired loans for 2000 and 1999, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(3) Invested Assets and Related Income (continued)

   At December 31, 2000 and 1999, loans on nonaccrual status, before reserves and write-downs, amounted to $86.3 million and $98.3 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.
Net Investment Income

   The sources of net investment income were as follows:

                                                    2000      1999      1998
                                                  --------  --------  --------
(in thousands)
Interest on fixed maturities..................... $223,964  $231,176  $232,707
Dividends on equity securities...................    4,573     4,618     2,143
Income from short-term investments...............    3,433     3,568     5,391
Income from mortgage loans.......................    6,091     6,296    14,964
Income from policy loans.........................   20,088    20,131    21,096
Income from other real estate-related
 investments.....................................       99       155       352
Income from other loans and investments..........    2,455     2,033     2,223
                                                  --------  --------  --------
    Total investment income...................... $260,703  $267,977  $278,876
Investment expense...............................   (3,233)   (3,337)   (5,364)
                                                  --------  --------  --------
    Net investment income........................ $257,470  $264,640  $273,512
                                                  ========  ========  ========

Net Realized Investment Gains (Losses)

   Net realized investment gains (losses) for the years ended December 31, 2000, 1999 and 1998, were as follows:

                                                      2000     1999     1998
                                                     -------  -------  -------
(in thousands)
Real estate-related................................. $ 1,711  $ 4,201  $41,362
Fixed maturities.................................... (12,185)  (9,755)   2,158
Trading account securities--gross gains.............      --      491    3,254
Trading account securities--gross losses............      --   (7,794)    (417)
Trading account securities--holding losses..........      --       --     (151)
Equity securities...................................     245    1,039    5,496
Other...............................................   1,952    2,269      166
                                                     -------  -------  -------
    Realized investment gains (losses) before income
     tax expense (benefit).......................... $(8,277) $(9,549) $51,868
Income tax expense (benefit)........................  (2,897)  (3,342)  18,154
                                                     -------  -------  -------
    Net realized investment gains (losses).......... $(5,380) $(6,207) $33,714
                                                     =======  =======  =======

   Unrealized gains (losses) are computed below as follows: fixed maturities-- the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity and other securities--the difference between fair value and cost. The change in net unrealized investment gains (losses) by class of investment for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                         December 31, December 31, December 31,
                                             2000         1999         1998
                                         ------------ ------------ ------------
(in thousands)
Fixed maturities........................   $89,421     $(182,456)    $36,717
Equity and other securities.............     1,187        (3,929)     (1,075)
Adjustment to deferred insurance
 acquisition costs......................      (243)        3,834      (2,399)
Adjustment to value of business
 acquired...............................    (3,614)       13,265      (1,954)
                                           -------     ---------     -------
  Unrealized gain (loss) before income
   tax expense (benefit)................    86,751      (169,286)     31,289
Income tax expense (benefit)............    (1,350)      (15,492)     10,952
                                           -------     ---------     -------
    Net unrealized gain (loss) on
     investments........................   $88,101     $(153,794)    $20,337
                                           =======     =========     =======

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(4) Unconsolidated Investees

   At December 31, 2000 and 1999 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.

   As of December 31, 2000 and 1999, the Company's net equity investment in unconsolidated investees amounted to $1.0 million and $0.9 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $99 thousand, $155 thousand and $241 thousand in 2000, 1999 and 1998, respectively.

(5) Concentration of Credit Risk

   The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.

   Approximately 18.9 percent of the Company's investment-grade fixed maturities at December 31, 2000 were mortgage-backed securities, down from
20.0 percent at December 31, 1999, due to sales and paydowns during 2000. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally AAA credit quality.

   Approximately 15.1 percent and 16.8 percent of the Company's investment-grade fixed maturities at December 31, 2000 and 1999, respectively, consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by commercial mortgage-backed securities (26.8%), home equity loans (26.3%), manufactured housing loans (11.3%), collateralized loan and bond obligations (11.2%), and other commercial assets (8.9%).

   The Company's real estate portfolio is distributed by geographic location and property type. The geographic distribution of a majority of the real estate portfolio as of December 31, 2000 was as follows: California (40.4%), Washington (11.9%), Colorado (10.8%) and Illinois (8.4%). The property type distribution of a majority of the real estate portfolio as of December 31, 2000 was as follows: land (39.6%), hotels (39.5%) and office (9.9%).

   To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.

   Slightly more than half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners.

   At December 31, 2000, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(5) Concentration of Credit Risk (continued)

$63.5 million, or 45.2 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties, one office building and one retail property. At December 31, 2000, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.

   At December 31, 2000, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual Casualty Company ("Lumbermens"), a former affiliate, constituted approximately $55.7 million, or 39.7 percent, of the Company's real estate portfolio. Kemper's interest in the MLP is 75.0 percent at December 31, 2000. Loans to the MLP were placed on non-accrual status at the beginning of 1999 due to management's desire not to increase book value of the MLP over net realizable value, as interest on these loans has historically been added to principal. At December 31, 2000, MLP-related commitments accounted for approximately $0.1 million of the Company's off-balance-sheet legal commitments.

   The remaining significant real estate-related investments amounted to $8.5 million at December 31, 2000 and consisted of various zoned and unzoned residential and commercial lots located in Hawaii. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, these real estate-related investments were placed on nonaccrual status. As of March 12, 2001, all zoned properties have been sold. We are currently pursuing the zoning of all remaining unzoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, the Company anticipates that it could be several additional years until it completely disposes of all of its investments in Hawaii. At December 31, 2000, off-balance sheet legal commitments related to Hawaiian properties totaled $4.0 million.

   At December 31, 2000, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 2000.

(6) Income Taxes

   Income tax expense (benefit) was as follows for the years ended December 31, 2000, 1999 and 1998:

                                                     2000      1999      1998
                                                   --------  --------  --------
(in thousands)
Current........................................... $ 28,274  $ 75,816  $ 52,273
Deferred..........................................  (27,027)  (42,952)  (12,469)
                                                   --------  --------  --------
    Total......................................... $  1,247  $ 32,864  $ 39,804
                                                   ========  ========  ========

   Additionally, the deferred income tax (benefit) expense related to items included in other comprehensive income was as follows for the years ended
December 31, 2000, 1999 and 1998:

                                                     2000      1999      1998
                                                   --------  --------  --------
(in thousands)
Unrealized gains and losses on investments........ $     --  $(21,477) $ 12,476
Value of business acquired........................   (1,265)    4,643      (684)
Deferred insurance acquisition costs..............      (85)    1,342      (840)
                                                   --------  --------  --------
    Total......................................... $ (1,350) $(15,492) $ 10,952
                                                   ========  ========  ========

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) Income Taxes (continued)

   The actual income tax expense for 2000, 1999 and 1998 differed from the "expected" tax expense for those years as displayed below. "Expected" tax expense was computed by applying the U.S. federal corporate tax rate of 35 percent in 2000, 1999, and 1998 to income before income tax expense.

                                                     2000     1999     1998
                                                    -------  -------  -------
(in thousands)
Computed expected tax expense...................... $17,342  $27,232  $36,734
Difference between "expected" and actual tax
 expense:
  State taxes......................................     737    1,608     (434)
  Amortization of goodwill and other intangibles...   4,589    4,460    4,460
  Dividend received deduction......................  (1,191)      --     (540)
  Foreign tax credit...............................    (214)    (306)    (250)
  Change in valuation allowance.................... (15,201)      --       --
  Recapture of affiliated reinsurance..............  (4,599)      --       --
  Other, net.......................................    (216)    (130)    (166)
                                                    -------  -------  -------
    Total actual tax expense....................... $ 1,247  $32,864  $39,804
                                                    =======  =======  =======

   Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

   The $4.6 million tax benefit in 2000 is due to the deferred tax effect related to the deemed dividend distribution. (See the note captioned "Summary of Significant Accounting Policies--Reinsurance.") This deferred tax benefit was recognized in the tax provision under current accounting guidance relating to the recognition of deferred taxes.

   The Company only records deferred tax assets if future realization of the tax benefit is more likely than not. The Company has established a valuation allowance to reduce the deferred federal tax asset related to real estate and unrealized losses on investments to a realizable amount. This amount is based on the evidence available and management's judgment. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains. The decrease in the valuation allowance in 2000 is related to the ultimate realization of losses on real estate assets disposed of before December 31, 1995, as well as a change in the amount of unrealized losses on investments.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) Income Taxes (continued)

   The tax effects of temporary differences that give rise to significant portions of the Company's net deferred federal tax assets or liabilities were as follows:

                                         December 31, December 31, December 31,
                                             2000         1999         1998
                                         ------------ ------------ ------------
(in thousands)
Deferred federal tax assets:
  Deferred insurance acquisition costs
   ("DAC Tax")..........................   $131,591     $121,723     $ 86,332
  Unrealized losses on investments......     12,045       43,758           --
  Life policy reserves..................     67,260       43,931       27,240
  Unearned revenue......................     58,200       59,349       42,598
  Real estate-related...................      6,515        7,103       13,944
  Other investment-related..............      5,330          928        5,770
  Other.................................      4,329        3,133        4,923
                                           --------     --------     --------
    Total deferred federal tax assets...    285,270      279,925      180,807
  Valuation allowance...................    (12,045)     (58,959)     (15,201)
                                           --------     --------     --------
    Total deferred federal tax assets
     after valuation allowance..........    273,225      220,966      165,606
                                           --------     --------     --------
Deferred federal tax liabilities:
  Value of business acquired............     33,467       55,884       41,598
  Deferred insurance acquisition costs..     84,280       41,706       32,040
  Depreciation and amortization.........     21,799       19,957       19,111
  Other investment-related..............      7,973        7,670       14,337
  Unrealized gains on investments.......         --           --       21,477
  Other.................................      4,925        2,247        1,984
                                           --------     --------     --------
    Total deferred federal tax
     liabilities........................    152,444      127,464      130,547
                                           --------     --------     --------
Net deferred federal tax assets.........   $120,781     $ 93,502     $ 35,059
                                           ========     ========     ========

   The net deferred tax assets relate primarily to unearned revenue and the DAC Tax associated with a non-registered individual and group variable business-owned life insurance contract ("BOLI"). Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.

   The tax returns through the year 1993 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1994 through 1996 are currently under examination by the IRS.

(7) Related-Party Transactions

   The Company paid cash dividends of $20.0 million, $115.0 million and $95.0 million to Kemper during 2000, 1999 and 1998, respectively. The Company received capital contributions from Kemper of $4.3 million during 1998.

   The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 2000 and 1999, joint venture mortgage loans totaled $67.5 million and $67.2 million, respectively, and during 2000, 1999 and 1998, the Company earned interest income on these joint venture loans of $0.8 million, $0.6 million and $6.8 million, respectively.

   All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. Expenses are allocated to the Company for the utilization of FKLA employees and facilities and the investment management services of Zurich Scudder Investments, Inc. ("ZSI"), (formerly Scudder Kemper Investments, Inc.), an affiliated company. The Company paid to ZSI investment management fees of $1.6 million, $1.8 million and $3.1 million during 2000, 1999 and 1998, respectively. In addition, expenses

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(7) Related-Party Transactions (continued)

allocated to the Company from FKLA during 2000, 1999 and 1998 amounted to $23.3 million, $18.3 million and $15.3 million, respectively. The Company also paid to Kemper real estate subsidiaries fees of $0.6 million, $1.0 million and $1.5 million in 2000, 1999 and 1998, respectively, related to the management of the Company's real estate portfolio.

   In 2000, the Company purchased PMG Securities Corporation, PMG Asset Management, Inc., PMG Marketing, Inc., and PMG Life Agency, Inc. (collectively "PMG"), for $5.5 million. The Company owns 100% of the stock of PMG. Also in 2000, the Company transferred $63.3 million in fixed maturities and cash to fund the operations of its newly formed subsidiary, Zurich Kemper Life Insurance Company of New York ("ZKLICONY"). ZKLICONY received its insurance license from the state of New York in January 2001 and expects to begin writing business in the second quarter of 2001.

   At December 31, 2000, the Company held a $100.0 million investment in ZSLM Trust, issued by an affiliate.

   As previously discussed, the Company entered into an interest rate swap in 2000 with ZCM, an affiliated counterparty. (See the note captioned "Summary of Significant Accounting Policies--Derivative instruments" above.)

(8) Reinsurance

   As of December 31, 2000 and 1999, the reinsurance recoverable related to fixed-rate annuity liabilities ceded to an affiliate, Fidelity Life Association ("FLA"), a Mutual Legal Reserve Company, amounted to $262.1 million and $309.7 million, respectively.

   The Company cedes 90 percent of all new direct life insurance premiums to outside reinsurers. Life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $2.0 million and $595 thousand as of December 31, 2000 and 1999, respectively.

   The Company is party to a funds withheld reinsurance agreement with a Zurich affiliated company, Zurich Insurance Company, Bermuda Branch ("ZICBB"). Under the original terms of this agreement, the Company ceded, on a yearly renewable term basis, 90 percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to BOLI, which is held in the Company's separate accounts. As consideration for this reinsurance coverage, the Company cedes separate account fees (cost of insurance charges) to ZICBB and retains a portion of such funds under the terms of the reinsurance agreement in a funds withheld account which is included as a component of benefits and funds payable in the accompanying consolidated balance sheets. During 1998, the Company modified the reinsurance agreement to increase the reinsurance from 90 percent to 100 percent.

   In the fourth quarter of 2000, the yearly renewable term reinsurance agreement between the Company and FKLA was terminated. Premiums and reserves were both reduced by $7.7 million. A difference in the basis of the reserves between GAAP and statutory accounting resulted in a deemed dividend distribution to Kemper of $16.3 million.

   Also in the fourth quarter of 2000, the Company assumed from FKLA $100.0 million in premiums related to a Funding Agreement. Funding Agreements are insurance contracts similar to structured settlements, immediate annuities and guaranteed investment contracts ("GICs"). The contracts qualify as insurance under state laws and are sold as non-surrenderable immediate annuities to a trust established by a securities firm. The securities firm sold interests in the trust to institutional investors. This Funding Agreement has a variable rate of interest based upon LIBOR, is an obligation of the Company's general account and is recorded as a future policy benefit. As previously discussed, the Company entered into an interest rate swap in 2000 to exchange the floating-rate interest payments for fixed interest payments.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8) Reinsurance (continued)

   The following table contains amounts related to the BOLI funds withheld reinsurance agreement (in millions):

Business Owned Life Insurance (BOLI)

(in millions)

                                                   Year Ended December 31,
                                                  ----------------------------
                                                    2000      1999      1998
                                                  --------  --------  --------
Face amount in force............................. $ 85,358  $ 82,021  $ 66,186
                                                  ========  ========  ========
Net amount at risk ceded......................... $(78,169) $(75,979) $(62,160)
                                                  ========  ========  ========
Cost of insurance charges ceded.................. $  173.8  $  166.4  $  175.5
                                                  ========  ========  ========
Funds withheld account........................... $  228.8  $  263.4  $  170.9
                                                  ========  ========  ========

   The Company has a funds withheld account ("FWA") supporting reserve credits on reinsurance ceded on the BOLI product. Amendments to the reinsurance contracts during 1998 changed the methodology used to determine increases to the FWA. A substantial portion of the FWA was marked-to-market based predominantly upon the total return of the Government Bond Division of the KILICO Variable Series I Separate Account. During 1998, the Company recorded a $2.5 million increase to the FWA related to this mark-to-market. In November 1998, to properly match revenue and expenses, the Company had also placed assets supporting the FWA in a segmented portion of its General Account. This portfolio was classified as "trading" under Statement of Financial Accounting Standards No. 115 ("FAS 115") at December 31, 1998 and through November 30, 1999. FAS 115 mandates that assets held in a trading account be valued at fair value, with changes in fair value flowing through the income statement as realized capital gains and losses. During 1998, the Company recorded a realized capital gain of $2.8 million upon transfer of these assets from "available for sale" to the trading portfolio as required by FAS 115. In addition, the Company recorded realized capital losses of $7.3 million and $0.2 million related to the changes in fair value of this portfolio during 1999 and 1998, respectively.

   Due to a change in the reinsurance strategy related to the BOLI product, effective December 1, 1999, the Company no longer marked-to-market a portion of the FWA liability and therefore no longer designated the related portion of assets as "trading". As a result, changes in fair value to the FWA and the assets supporting the FWA no longer flow through the Company's operating results.

(9) Postretirement Benefits Other Than Pensions

   FKLA sponsors a health and welfare benefit plan that provides insurance benefits covering substantially all eligible, active and retired employees of FKLA and their covered dependents and beneficiaries. The Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.

   The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.3 million and $1.2 million at December 31, 2000 and 1999, respectively.

   The discount rate used in determining the allocated postretirement benefit obligation was 7.5 percent and 8.0 percent for 2000 and 1999, respectively. The assumed health care trend rate used was based on projected experience for 2000, 6.8 percent for 2001, gradually declining to 5.3 percent by the year 2005 and gradually declining thereafter.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9) Postretirement Benefits Other Than Pensions (continued)

   A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 2000 and 1999 by $78 thousand and $190 thousand, respectively.

(10) Commitments and Contingent Liabilities

   The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

   Although neither the Company nor its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of, or lending to, real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned or on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

(11) Financial Instruments--Off-Balance-Sheet Risk

   At December 31, 2000, the Company had future legal loan commitments and stand-by financing agreements totaling $29.8 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be collateralized by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

(12) Fair Value of Financial Instruments

   Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

   Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(12) Fair Value of Financial Instruments (continued)

   The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

   Fixed maturities and equity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, ZSI.

   Cash and short-term investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values.

   Policy loans: The carrying value of policy loans approximates the fair value as the Company adjusts the rates to remain competitive.

   Mortgage loans and other real estate-related investments: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty in estimating the fair value of real estate due to the lack of a liquid quotable market. Mortgage loans and other real estate-related investments are stated at their aggregate unpaid balances, less a valuation allowance of $18.6 million and $19.9 million in 2000 and 1999, respectively. The real estate portfolio is monitored closely and reserves are adjusted to reflect market conditions. This results in a carrying value that approximates fair value at December 31, 2000 and 1999.

   Other loans and investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.

   Life policy benefits: For deposit liabilities with defined maturities, the fair value was based on the discounted value of future cash flows. The discount rate was based on the rate that would be offered for similar deposits at the reporting date. For all other deposit liabilities, primarily deferred annuities and universal life contracts, the fair value was based on the amount payable on demand at the reporting date.

   The carrying values and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999 were as follows:

                                      December 31, 2000     December 31, 1999
                                    --------------------- ---------------------
                                     Carrying              Carrying
                                      Value    Fair Value   Value    Fair Value
                                    ---------- ---------- ---------- ----------
(in thousands)
Financial instruments recorded as
 assets:
  Fixed maturities................. $3,157,169 $3,157,169 $3,276,017 $3,276,017
  Cash and short-term investments..     50,001     50,001     54,406     54,406
  Mortgage loans and other real
   estate-related assets...........    140,417    140,417    151,623    151,623
  Policy loans.....................    256,226    256,226    261,788    261,788
  Equity securities................     63,879     63,879     61,592     61,592
  Other invested assets............     21,792     20,109     25,620     26,226
Financial instruments recorded as
 liabilities:
  Life policy benefits, excluding
   term life reserves..............  3,273,573  3,206,501  3,399,299  3,299,254
  Funds withheld account...........    228,822    228,822    263,428    263,428

(13) Stockholder's Equity--Retained Earnings

   The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 2001 is $20.0 million. The Company paid cash dividends of $20.0 million, $115.0 million and $95.0 million to Kemper during 2000, 1999 and 1998, respectively. The Company reported a deemed dividend distribution of $16.3 million during 2000 related to the recapture of the reinsurance agreement with FKLA.

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13) Stockholder's Equity--Retained Earnings (continued)

   The Company's net income and capital and surplus as determined in accordance with statutory accounting principles were as follows:

                                                       2000     1999     1998
                                                     -------- -------- --------
(in thousands)
Net income.......................................... $ 19,975 $ 59,116 $ 64,871
                                                     ======== ======== ========
Statutory capital and surplus....................... $397,423 $394,966 $455,213
                                                     ======== ======== ========

   In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification") guidance, which replaces the Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas. The Illinois Insurance Department has adopted the Codification guidance, effective January 1, 2001. The Company's statutory surplus will be positively impacted upon adoption as a result of the net effect of recording a deferred tax asset, of non-admitting non-operating system software and of non-admitting net affiliated receivables and other changes caused by the Codification.

(14) Unaudited Interim Financial Information

   The following table sets forth the Company's unaudited quarterly financial information:

(in thousands)
                          March 31  June 30   September 30 December 31   Year
                          --------  --------  ------------ ----------- --------
Quarter Ended
2000 Operating Summary
  Revenue................ $87,648   $103,446    $94,249     $ 75,567   $360,910
                          =======   ========    =======     ========   ========
  Net operating income,
   excluding realized
   gains (losses)........ $12,031   $  9,953    $ 8,710     $ 22,987   $ 53,681
  Net realized investment
   gains (losses)........  (1,378)      (105)       948       (4,845)    (5,380)
                          -------   --------    -------     --------   --------
    Net income........... $10,653   $  9,848    $ 9,658     $ 18,142   $ 48,301
                          =======   ========    =======     ========   ========
1999 Operating Summary
  Revenue................ $95,646   $ 86,164    $78,301     $103,308   $363,419
                          =======   ========    =======     ========   ========
  Net operating income,
   excluding realized
   gains (losses)........ $11,222   $ 14,385    $11,568     $ 13,972   $ 51,147
  Net realized investment
   gains (losses)........    (627)    (1,286)    (5,098)         804     (6,207)
                          -------   --------    -------     --------   --------
    Net income........... $10,595   $ 13,099    $ 6,470     $ 14,776   $ 44,940
                          =======   ========    =======     ========   ========
1998 Operating Summary
  Revenue................ $98,026   $110,003    $98,752     $112,958   $419,739
                          =======   ========    =======     ========   ========
  Net operating income,
   excluding realized
   gains................. $ 8,025   $  5,700    $ 7,169     $ 10,541   $ 31,435
  Net realized investment
   gains.................   1,205     10,187      5,818       16,504     33,714
                          -------   --------    -------     --------   --------
    Net income........... $ 9,230   $ 15,887    $12,987     $ 27,045   $ 65,149
                          =======   ========    =======     ========   ========

(15) Operating Segments and Related Information

   In June 1997, the Financial Accounting Standards Board ("the FASB") issued Statement of Financial Accounting Standards No. 131 ("FAS 131"), Disclosures about Segments of an Enterprise and Related Information. FAS 131 established standards for how to report information about operating segments. It also established standards for related disclosures about products and services, geographic areas and major

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

customers. The Company adopted FAS 131 as of December 31, 1998 and the impact of implementation did not affect the Company's consolidated financial position, results of operations or cash flows.

   The Company, FKLA, Zurich Life Insurance Company of America, ("ZLICA"), and FLA, operate under the trade name Zurich Kemper Life. For purposes of this operating segment disclosure, Zurich Kemper Life will also include the operations of Zurich Direct, Inc., an affiliated direct marketing life insurance agency and excludes FLA, as it is owned by its policyholders.

   Zurich Kemper Life is segregated by Strategic Business Unit ("SBU"). The SBU concept employed by ZFS has each SBU concentrate on a specific customer market. The SBU is the focal point of Zurich Kemper Life, because it is at the SBU level that Zurich Kemper Life can clearly identify customer segments and then work to understand and satisfy the needs of each customer. The contributions of Zurich Kemper Life's SBUs to consolidated revenues, operating results and certain balance sheet data pertaining thereto, are shown in the following tables on the basis of accounting principles generally accepted in the United States.

   Zurich Kemper Life is segregated into the Life Brokerage, Financial Institutions ("Financial"), Retirement Solutions Group ("RSG") and Direct SBUs. The SBUs are not managed at the legal entity level, but rather at the Zurich Kemper Life level. Zurich Kemper Life's SBUs cross legal entity lines, as certain similar products are sold by more than one legal entity. The vast majority of the Company's business is derived from the Financial and RSG SBUs.

   Each SBU's revenue is derived from geographically dispersed areas as Zurich Kemper Life is licensed in the District of Columbia and all states except New York. During 2000, 1999 and 1998, Zurich Kemper Life did not derive net revenue from one customer that exceeded 10 percent of the total revenue of Zurich Kemper Life.

   The principal products and markets of Zurich Kemper Life's SBUs are as follows:

   Life Brokerage: The Life Brokerage SBU develops low cost term, universal life insurance and variable universal life, as well as fixed annuities, to market through independent agencies and national marketing organizations.

   Financial: The Financial SBU focuses on a wide range of products that provide for the accumulation, distribution and transfer of wealth and primarily includes variable and fixed annuities, variable universal life and bank-owned life insurance. These products are distributed to consumers through financial intermediaries such as banks, brokerage firms and independent financial planners. Institutional business includes BOLI and funding agreements (primarily included in FKLA).

   RSG: The RSG SBU has a sharp focus on its target customer. This SBU markets variable annuities to K-12 schoolteachers, administrators, and healthcare workers, along with college professors and certain employees of selected non-profit organizations. This target market is eligible for what the IRS designates as retirement-oriented savings or investment plans that qualify for special tax treatment.

   Direct: The Direct SBU is a direct marketer of basic, low-cost term life insurance through various marketing media.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

   Summarized financial information for Zurich Kemper Life's SBU's is as follows:

As of and for the period ending December 31, 2000:

(in thousands)

                            Life
                         Brokerage   Financial      RSG      Direct      Total
                         ----------  ----------  ----------  -------  -----------
Income Statement
Revenue
Premium income.......... $   96,744  $      464  $       --  $12,946  $   110,154
Net investment income...    124,518     198,322      93,299    2,458      418,597
Realized investment
 losses.................     (4,480)     (4,130)     (3,356)     (88)     (12,054)
Fees and other income...     61,976      38,869      60,210   43,916      204,971
                         ----------  ----------  ----------  -------  -----------
  Total revenue.........    278,758     233,525     150,153   59,232      721,668
                         ----------  ----------  ----------  -------  -----------
Benefits and Expenses
Policyholder benefits...    118,556     131,552      63,318    1,650      315,076
Intangible asset
 amortization...........     55,186      12,782      20,860       --       88,828
Net deferral of
 insurance acquisition
 costs..................    (35,392)    (67,048)    (11,416) (43,259)    (157,115)
Commissions and taxes,
 licenses and fees......      8,260      84,232      44,431   11,264      148,187
Operating expenses......     48,166      32,182      29,463   94,635      204,446
                         ----------  ----------  ----------  -------  -----------
  Total benefits and
   expenses.............    194,776     193,700     146,656   64,290      599,422
                         ----------  ----------  ----------  -------  -----------
Income (loss) before
 income tax expense
 (benefit)..............     83,982      39,825       3,497   (5,058)     122,246
Income tax expense
 (benefit)..............     32,873       7,982      (3,914)  (1,762)      35,179
                         ----------  ----------  ----------  -------  -----------
  Net income (loss)..... $   51,109  $   31,843  $    7,411  $(3,296) $    87,067
                         ==========  ==========  ==========  =======  ===========
Balance Sheet
Future policy benefits.. $1,954,307  $2,956,326  $1,365,963  $75,065  $ 6,351,661
                         ==========  ==========  ==========  =======  ===========
Liabilities related to
 separate accounts...... $   23,410  $8,646,454  $2,509,775  $   --   $11,179,639
                         ==========  ==========  ==========  =======  ===========

                                                                   Liabilities
                                                 Net      Future   Related to
                                               Income     Policy    Separate
                                      Revenue  (Loss)    Benefits   Accounts
                                      -------- -------  ---------- -----------
Total revenue, net income, future
 policy benefits and liabilities
 related to separate accounts,
 respectively, from above:........... $721,668 $87,067  $6,351,661 $11,179,639
                                      -------- -------  ---------- -----------
Less:
  Revenue, net income and selected
   liabilities of FKLA...............  268,198  43,922   2,427,185          --
  Revenue, net income and selected
   liabilities of ZLICA..............   48,650   7,212     336,336          --
  Revenue, net loss and selected
   liabilities of Zurich Direct......   43,910 (12,368)         --          --
                                      -------- -------  ---------- -----------
    Totals per the Company's
     consolidated financial
     statements...................... $360,910 $48,301  $3,588,140 $11,179,639
                                      ======== =======  ========== ===========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

As of and for the period ending December 31, 1999:

(in thousands)

                             Life
                          Brokerage   Financial      RSG      Direct     Total
                          ----------  ----------  ----------  -------  ----------
Income Statement
Revenue
Premium income..........  $  145,533  $      410  $       --  $ 8,038  $  153,981
Net investment income...     137,106     175,590     101,202    1,297     415,195
Realized investment
 gains (losses).........         976      (6,980)        (98)      --      (6,102)
Fees and other income...      70,477      48,873      35,742   44,528     199,620
                          ----------  ----------  ----------  -------  ----------
  Total revenue.........     354,092     217,893     136,846   53,863     762,694
                          ----------  ----------  ----------  -------  ----------
Benefits and Expenses
Policyholder benefits...     200,161     112,869      68,801    3,529     385,360
Intangible asset
 amortization...........      54,957      12,053      13,989       --      80,999
Net deferral of
 insurance acquisition
 costs..................     (37,433)    (43,664)    (20,624) (41,412)   (143,133)
Commissions and taxes,
 licenses and fees......      21,881      66,702      26,700   17,411     132,694
Operating expenses......      56,179      25,101      23,611   71,194     176,085
                          ----------  ----------  ----------  -------  ----------
  Total benefits and
   expenses.............     295,745     173,061     112,477   50,722     632,005
                          ----------  ----------  ----------  -------  ----------
Income before income tax
 expense................      58,347      44,832      24,369    3,141     130,689
Income tax expense......      25,707      19,235      10,966    1,114      57,022
                          ----------  ----------  ----------  -------  ----------
  Net income............  $   32,640  $   25,597  $   13,403  $ 2,027  $   73,667
                          ==========  ==========  ==========  =======  ==========
Balance Sheet
Future policy benefits..  $2,099,940  $2,620,132  $1,577,944  $34,957  $6,332,973
                          ==========  ==========  ==========  =======  ==========
Liabilities related to
 separate accounts......  $   20,552  $6,916,807  $2,840,709  $    --  $9,778,068
                          ==========  ==========  ==========  =======  ==========

                                                                  Liabilities
                                                Net      Future   Related to
                                              Income     Policy    Separate
                                     Revenue  (Loss)    Benefits   Accounts
                                     -------- -------  ---------- -----------
Total revenue, net income, future
 policy benefits and liabilities
 related to separate accounts,
 respectively, from above:.......... $762,694 $73,667  $6,332,973 $9,778,068
                                     -------- -------  ---------- ----------
Less:
  Revenue, net income and selected
   liabilities of FKLA..............  305,334  24,801   2,299,783         --
  Revenue, net income and selected
   liabilities of ZLICA.............   49,460   8,528     314,357         --
  Revenue, net loss and selected
   liabilities of Zurich Direct.....   44,481  (4,602)         --         --
                                     -------- -------  ---------- ----------
    Totals per the Company's
     consolidated financial
     statements..................... $363,419 $44,940  $3,718,833 $9,778,068
                                     ======== =======  ========== ==========

           KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(15) Operating Segments and Related Information (continued)

As of and for the period ending December 31, 1998:

(in thousands)

                             Life
                          Brokerage   Financial      RSG      Direct     Total
                          ----------  ----------  ----------  -------  ----------
Income Statement
Revenue
Premium income..........  $  160,067  $       56  $       --  $ 5,583  $  165,706
Net investment income...     141,171     180,721     100,695      271     422,858
Realized investment
 gains..................      20,335      33,691      15,659       30      69,715
Fees and other income...      80,831      40,421      31,074   23,581     175,907
                          ----------  ----------  ----------  -------  ----------
  Total revenue.........     402,404     254,889     147,428   29,465     834,186
                          ==========  ==========  ==========  =======  ==========
Benefits and Expenses
Policyholder benefits...     243,793     117,742      73,844    2,110     437,489
Intangible asset
 amortization...........      58,390      15,669      15,703       --      89,762
Net deferral of
 insurance acquisition
 costs..................     (55,569)     (9,444)    (22,964) (22,765)   (110,742)
Commissions and taxes,
 licenses and fees......      29,539      43,919      22,227   11,707     107,392
Operating expenses......      61,659      24,924      20,279   35,593     142,455
                          ----------  ----------  ----------  -------  ----------
  Total benefits and
   expenses.............     337,812     192,810     109,089   26,645     666,356
                          ==========  ==========  ==========  =======  ==========
Income before income tax
 expense................      64,592      62,079      38,339    2,820     167,830
Income tax expense......      26,774      24,340      14,794    1,001      66,909
                          ----------  ----------  ----------  -------  ----------
  Net income............  $   37,818  $   37,739  $   23,545  $ 1,819  $  100,921
                          ==========  ==========  ==========  =======  ==========
Balance Sheet
Future policy benefits..  $2,225,727  $2,372,144  $1,648,393  $15,069  $6,261,333
Liabilities related to
 separate accounts......  $    8,497  $4,867,189  $2,223,518  $    --  $7,099,204
                          ==========  ==========  ==========  =======  ==========


                                                                   Liabilities
                                                Net       Future   Related to
                                               Income     Policy    Separate
                                     Revenue   (Loss)    Benefits   Accounts
                                     -------- --------  ---------- -----------
Total revenue, net income, future
 policy benefits and liabilities
 related to separate accounts,
 respectively, from above:.......... $834,186 $100,921  $6,261,333 $7,099,204
                                     -------- --------  ---------- ----------
Less:
  Revenue, net income and selected
   liabilities of FKLA..............  336,841   35,953   2,037,683         --
  Revenue, net loss and selected
   liabilities of ZLICA.............   54,058   (1,066)    317,259         --
  Revenue, net income and selected
   liabilities of Zurich Direct.....   23,548      885          --         --
                                     -------- --------  ---------- ----------
    Totals per the Company's
     consolidated financial
     statements..................... $419,739 $ 65,149  $3,906,391 $7,099,204
                                     ======== ========  ========== ==========

(16) Subsequent Event

   In February 2001, the Company sold to FKLA a $60.0 million group variable life insurance policy covering all current FKLA employees as of February 14, 2001. The transaction, as business-owned life insurance, will permit FKLA to indirectly fund certain of its employee benefit obligations.